                     U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) July 17, 2002
                              --------------------

                                 Citigroup Inc.
       -----------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

   Delaware                          1-9924                      52-1568099
---------------                    -----------               -------------------
(State or other                    (Commission                  (IRS Employer
jurisdiction of                   File Number)               Identification No.)
incorporation)



                    399 Park Avenue, New York, New York 10043
       -----------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (212) 559-1000
       -----------------------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Citigroup Inc.
                           Current Report on Form 8-K

ITEM 5.  OTHER EVENTS.

On July 17, 2002, Citigroup Inc. reported GAAP net income for the second quarter of $4.08 billion, increasing 15% over the prior year period and including a $25 million release of a restructuring reserve. Net income per share, diluted, was $0.78, a 13% increase. Citigroup's core income for the second quarter was a record $4.06 billion, a 7% increase over the second quarter of 2001, including charges related to the writedown of WorldCom bonds held in the insurance investment portfolio of $167 million after tax, or $0.03 per share, in addition to credit and trading-related losses in the Global Corporate and Investment Bank. Core income per share, diluted, was $0.78, a 5% increase over the prior year period. Revenues for the company increased 10% in the second quarter.

During the quarter, Citigroup repurchased 38.3 million shares of common stock for a total of $1.6 billion. Furthermore, Citigroup announced that its Board of Directors has approved the repurchase of an additional $5 billion of Citigroup common stock, bringing the total amount of Citigroup's funds available for share repurchase to $7.5 billion.

"Our businesses delivered outstanding performance this quarter, generating 15% net income growth and a record level of core income, despite the challenges of a difficult global economic environment," said Sanford I. Weill, Chairman and Chief Executive Officer of Citigroup. "Our new management structure, designed to leverage the performance of our leading product franchises globally while building upon a strong local presence in every region of the world, will enable us to continue to grow our market share and profitability as we pursue our goal of being truly 'best in class' in each of our product areas across the more than 100 countries we serve.

"Our performance this quarter once again underscores the leadership positions of our businesses. Citigroup's Global Consumer businesses generated 25% income growth this quarter, with strong customer volume growth in cards, retail banking and consumer finance. We are encouraged by trends in our delinquencies, indicating that consumer credit quality is poised for improvement. Our Global Corporate and Investment Bank was once again the top issuer of global debt and equity securities, number one in investment grade debt underwriting, number one in disclosed fees, and number one in equity underwriting. Our Investment Management businesses generated 23% income growth despite continued steep declines in the major equity market indexes. And the value of Citigroup's unparalleled international franchise was recognized by EUROMONEY magazine, which named Citigroup as the "Best Bank in the World", in addition to awarding our company the top ranking in six global product areas and 14 specific countries.

"The investment community is rightly focused on issues of corporate responsibility, governance, and disclosure, and we continue to seek ways to lead by example with the practices at Citigroup. We were pleased that the Financial Securities Analysts Association rated us number one in financial disclosure in our industry for the second year in a row. We continue to maintain some of the toughest restrictions in the business community on any sales of our stock by senior management - no more than 25% can be sold above a substantial minimum holding. All options programs are approved by shareholder vote, and options are distributed to more than two-thirds of employees to ensure that we have the shareholders' best interests tightly aligned with those of management and employees.

"We are committed to continuing to work with regulators and legislators on solutions to the alarming problems that have surfaced in the wake of recent corporate scandals. We applaud President Bush's efforts to see that corporate officers lose any compensation they may receive by manipulating financial statements. We also salute and encourage the efforts of Senator Sarbanes, Congressman Oxley and the Congressional Leadership towards comprehensive accounting reform legislation. To address the recent disturbing revelations in equity research, we have recommended that the investment banking industry

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eliminate any conflicts, perceived or real, by unambiguously separating the activity of investment banking from that of equity research," said Weill.

Highlights of the quarter included:

- Revenues rose 10% year over year, outpacing expense growth of 6%. The company continued to realize integration savings in the Consumer Finance business in North America, where expenses declined 9%, or $48 million from the second quarter of 2001. Transaction Services continued to reduce operations and technology costs, driving a 10% (or $72 million) year over year reduction in its expense base. The discontinuance of the amortization of goodwill and certain intangibles, in accordance with SFAS 142, contributed to an $118 million after tax reduction in expenses versus the second quarter of 2001.

- Credit costs increased in several of Citigroup's consumer businesses, as the total managed global consumer net credit loss rate rose 2 basis points from the first quarter to 3.34%. Leading credit indicators have improved, however, with the 90-day delinquency rate declining from 2.56% in the first quarter to 2.41%, reflecting substantial improvement in North America, offset by modest deterioration internationally. The Global Corporate and Investment Bank's provision for loan losses of $460 million improved by $220 million from the first quarter of 2002, which included $340 million of Argentina-related charges. However, losses are higher than the year ago period, reflecting increased losses in the company's telecom portfolio. Cash basis loans increased $578 million, including $347 million in Argentina for which the company has already reserved, as well as higher cash basis loans in the telecom portfolio, indicating a continued challenging corporate credit environment.

- Citigroup's total equity, including trust preferred securities, reached $92.5 billion at June 30, 2002, and the company's return on common equity was 19.4% for the second quarter. Citigroup repurchased 38.3 million common shares, up from 17.9 million shares in the first quarter, for a total cost of $1.6 billion. The Board of Directors has authorized a further $5 billion in share repurchases in addition to the $2.5 billion currently remaining under existing authorization.

GLOBAL CONSUMER
Core income of $2.01 billion for the second quarter, up 25%. Highlights included:

- CARDS, which now serves 108 million accounts in 47 countries, increased income by 34% to $744 million on the strength of a 38% increase in North America, which included the card operations of Banamex. CitiCards, the company's primary brand in North America, experienced receivables growth of 4% to $108 billion. For CitiCards and Diners Club, revenue growth of 16% was driven by margin expansion from lower funding costs and risk-based pricing. Revenue momentum more than offset a modest 1% increase in expenses due to higher marketing costs, as well as higher credit losses in the quarter. In the international markets, income growth of 14% was largely driven by continued expansion in Japan and CEEMEA.
- CONSUMER FINANCE income increased 15%, driven by a decline in expenses in North America, largely related to the Associates integration. North America consumer finance revenues increased 11%, benefiting from spread improvements due to lower interest rates as well as funding actions, which offset a 61 basis point increase in loss rates. Core income for international consumer finance rose 7%, with receivables growth of 19%, led by continued business expansion in Europe as well as Japan, where the Marufuku acquisition added approximately $500 million in receivables.
- RETAIL BANKING income increased 26%, reflecting strong customer volumes and the continued integration of EAB in Citibanking North America, as well as the addition of the retail banking operations of Banamex in Mexico. In North America, Citibanking income increased 32% on strong deposit growth of 23%, while Consumer Assets continued to benefit from record levels of mortgage refinancings, with revenues increasing 17%. Western Europe income advanced 54% led by higher business volumes in Germany. In Latin America, results were negatively impacted by increased losses in Argentina.

GLOBAL CORPORATE AND INVESTMENT BANK

Core income of $1.45 billion for the second quarter, up 4%. Highlights included:

- CAPITAL MARKETS AND BANKING income increased 4%, as revenue growth offset higher credit costs. Despite difficult market conditions, including an industry-wide 44% decline in completed global M&A activity, and a 20% decline in equity issuance, revenues rose 9%, principally reflecting strength in Global Fixed Income. The provision for loan losses was $172 million higher than the second quarter of 2001, reflecting continued weakness in the corporate sector, primarily in telecom.
- TRANSACTION SERVICES, which includes Global Securities Services and e-Business, recorded a 76% increase in income, driven by continued aggressive expense management, as expenses declined 10%. Revenues for e-Business benefited from higher account balances and increased spread income in Latin America, while Global Securities Services revenues remained flat, reflecting weak global equity markets, and included a $28 million gain on the sale of an investment.
- PRIVATE CLIENT income increased for the third consecutive quarter, although declining 1% from the prior year period. Revenue per Financial Consultant remained at $473,000, and the pre-tax margin exceeded 20%. Net flows were $9.4 billion in the second quarter, and total client assets were $939.1 billion at quarter end. Assets in SSB's Bank Deposit Program totaled $37.2 billion.

GLOBAL INVESTMENT MANAGEMENT
Core income of $505 million for the second quarter, up 23%. Highlights included:

- PRIVATE BANKING income increased 23% to a record $113 million. Revenues rose 14%, with particular strength in client trading activity, structured products, lending and investment products. Client business volumes increased 8% to $163 billion. Regionally, income growth was exceptionally strong in the U.S., Japan, and Asia.
- Income for ASSET MANAGEMENT, which includes Retirement Services, increased 63%, reflecting growth in the retail and institutional businesses as well as the addition of the asset management and retirement services businesses of Banamex. Assets under management reached $443 billion, a 6% increase from the second quarter of 2001, but declining from the prior quarter, despite positive net flows of $8.5 billion in the quarter. Sales of Citigroup Asset Management's products remained strong throughout proprietary channels, with market share of 51% in the Salomon Smith Barney retail channel, 74% at Primerica Financial Services and 54% in the Citibanking North America channel.
- LIFE INSURANCE AND ANNUITIES income increased 8%. Income for Travelers Life and Annuity fell 10% as lower net investment income was partly offset by continued expense reductions. Business volumes remained strong with a 5% increase in account balances, despite a drop in variable annuity market balances, for individual and group annuities and 33% growth in net written life insurance premiums. International Insurance contributed $49 million, primarily reflecting the addition of Banamex and other operations in Latin America.

CITIGROUP INTERNATIONAL
Citigroup's international operations, which include Western Europe, CEEMEA, Japan, Asia and Latin America and which are fully reflected in the product disclosures above, contributed $1.25 billion, or 31% of the company's total core income in the second quarter, up 2% over the prior year period. Results reflected continued growth in the company's consumer and investment management businesses, offset by slower growth in the corporate and investment bank.

- During the quarter, Citigroup continued to expand its presence internationally. Citigroup's international insurance operation, CitiInsurance, launched three new insurance companies in the second quarter, in Hong Kong, Brazil and Poland, which will manufacture a range of insurance products initially for distribution to cards, consumer finance and retail banking customers. Citigroup also launched Citigroup Online in Egypt, bringing to 30 the total number of international markets with access to consumer internet banking.
- Western Europe contributed $259 million in income, increasing 15%, reflecting strong performance from the company's consumer franchise in Germany.
- CEEMEA's 28% income growth to $172 million reflects strong growth in sales and trading revenues in the region and the expansion of cards and retail banking.
- Japan's income of $267 million increased 6%, on the strength of advances in cards, retail banking and Private Banking.

- Asia's income declined 6% to $359 million primarily due to the inclusion of a gain on an asset sale in the prior year period.
- Latin America's income of $192 million, which declined 16%, continues to be depressed by the ongoing economic crisis in Argentina as well as by a slowdown in Brazil precipitated by the upcoming elections in that country.

PROPRIETARY INVESTMENT ACTIVITIES AND CORPORATE/OTHER
Citigroup's Proprietary Investment Activities recorded a loss of $190 million in the second quarter, which included a $132 million after tax loss in the life and annuities investment portfolios due to the impairment of WorldCom securities, as well as lower market values in the company's publicly-traded proprietary investment portfolio, as major market indexes declined sharply. Corporate/Other income was $34 million, reflecting interest rate positioning gains and lower funding costs partially resulting from the successful IPO of 23.1% of the Travelers Property and Casualty subsidiary at the end of the first quarter.

PROPERTY AND CASUALTY
Core income of $256 million for the second quarter decreased 25%, reflecting the recognition of minority interest from Citigroup's sale of 23.1% of Travelers Property and Casualty to the public in the first quarter of 2002. Highlights included:

- Personal Lines core income increased 15%, due to higher earned premiums and lower weather-related costs, partly offset by lower net investment income, and minority interest.
- Commercial Lines income declined 21%, largely due to $72 million in minority interest. Net written premiums increased 23%.
- Realized investment losses were $18 million in the second quarter, reflecting a $34 million impairment taken on WorldCom securities held in the Travelers Property Casualty investment portfolio partially offset by realized gains.

                                      # # #

FORWARD-LOOKING STATEMENTS

Certain of the statements contained herein that are not historical facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act. The Company's actual results may differ materially from those included in the forward-looking statements. Forward-looking statements are typically identified by words or phrases such as "believe," "expect," "anticipate," "intend," "estimate," "target," "may increase," "may fluctuate," "may result in," "are projected," and similar expressions. These forward-looking statements involve risks and uncertainties including, but not limited to, the following: general economic conditions, including the performance of financial markets and interest rates; continued improving trends in consumer delinquency rates and credit quality; and the Company's ability to leverage the performance of its leading product franchises globally and build upon a strong local presence in every region of the world to grow market share and profitability.

                                      # # #

A financial summary follows. Additional financial, statistical and business-related information, as well as business and segment trends, is included in the Financial Supplement.

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[CITIGROUP LOGO]

---------------------------------------------------------------------------------------------------------------------------------
CITIGROUP SEGMENT INCOME - PRODUCT VIEW                               SECOND QUARTER                      SIX MONTHS
                                                             --------------------------     %      ---------------------     %
(In Millions of Dollars, except per share data)                  2002          2001      Change     2002         2001     Change
---------------------------------------------------------------------------------------------------------------------------------

GLOBAL CONSUMER
   Cards.................................................... $        744    $      555       34   $   1,341   $   1,141       18
   Consumer Finance.........................................          565           491       15       1,101         888       24
   Retail Banking...........................................          748           594       26       1,474       1,157       27
   Other....................................................          (48)          (29)     (66)        (95)        (70)     (36)
                                                             --------------------------            ---------------------
TOTAL GLOBAL CONSUMER                                               2,009         1,611       25       3,821       3,116       23
                                                             --------------------------            ---------------------

GLOBAL CORPORATE AND INVESTMENT BANK
   Capital Markets and Banking..............................        1,070         1,033        4       2,099       2,234       (6)
   Private Client...........................................          204           206       (1)        401         402       (0)
   Transaction Services.....................................          204           116       76         286         207       38
   Other....................................................          (33)           35       NM        (55)          23       NM
                                                             --------------------------            ---------------------
TOTAL GLOBAL CORPORATE AND INVESTMENT BANK..................        1,445         1,390        4       2,731       2,866       (5)
                                                             --------------------------            ---------------------

GLOBAL INVESTMENT MANAGEMENT
   Life Insurance and Annuities.............................          255           236        8         459         451        2
   Private Banking..........................................          113            92       23         225         187       20
   Asset Management.........................................          137            84       63         263         175       50
                                                             --------------------------            ---------------------
TOTAL GLOBAL INVESTMENT MANAGEMENT..........................          505           412       23         947         813       16
                                                             --------------------------            ---------------------

PROPRIETARY INVESTMENT ACTIVITIES...........................         (190)          208       NM        (139)        214       NM

CORPORATE / OTHER...........................................           34          (179)      NM         (44)       (375)      88

PROPERTY AND CASUALTY
   Personal Lines...........................................           54            47       15         125         142      (12)
   Commercial Lines.........................................          239           302      (21)        517         598      (14)
   Realized Insurance Investment Portfolio Gains (Losses)...          (18)           32       NM           1         157      (99)
   Interest and Other.......................................          (19)          (38)      50         (41)        (86)      52
                                                             --------------------------            ---------------------
TOTAL PROPERTY AND CASUALTY.................................          256           343      (25)        602         811      (26)
                                                             --------------------------            ---------------------
CORE INCOME.................................................        4,059         3,785        7       7,918       7,445        6
                                                             --------------------------            ---------------------

Restructuring-Related Items -- After-Tax (A)................           25          (133)      NM          (5)       (213)      98
Gain on Sale of Stock by Subsidiary -- After-Tax (B)........            -             -        -       1,061           -        -
Cumulative Effect of Accounting Changes (C).................            -          (116)     100         (47)       (158)      70
                                                             --------------------------            ---------------------
NET INCOME.................................................. $      4,084    $    3,536       15   $   8,927   $   7,074       26
---------------------------------------------------------------------------------------------------------------------------------

DILUTED EARNINGS PER SHARE:

NET INCOME.................................................. $       0.78    $     0.69       13   $    1.71   $    1.37       25

CORE INCOME................................................. $       0.78    $     0.74        5   $    1.52   $    1.45        5
---------------------------------------------------------------------------------------------------------------------------------

(A) Restructuring-related items in the 2001 first quarter related principally to severance and costs associated with the reduction of staff in the Global Corporate and Investment Bank businesses, in the 2001 second quarter related principally to severance and costs associated with the reduction of staff primarily in the Global Corporate and Investment Bank and Global Consumer businesses, in the 2002 first quarter primarily related to severance and costs associated with the reduction of staff in Argentina within the Latin America consumer and corporate businesses, and in the 2002 second quarter primarily related to reductions in the reserve due to changes in estimates.

(B) Travelers Property Casualty Corp. (TPC) (a wholly-owned subsidiary of Citigroup on December 31, 2001) sold 231,000,000 shares of class A common stock at $18.50 per share in an initial public offering on March 27, 2002. The offering resulted in an after-tax gain of $1.061 billion to Citigroup. Citigroup plans to make a tax-free distribution to its stockholders of a portion of its ownership interest in TPC by year-end 2002, such that following the distribution, Citigroup would remain a holder of approximately 9.9% of TPC's common equity. The distribution is subject to various regulatory approvals as well as a private letter ruling from the Internal Revenue Service and various other conditions. Citigroup has no obligation to consummate the distribution by the end of 2002 or at all, whether or not these conditions are satisfied. Income statement minority interest was recognized on the initial public offering portion beginning on April 1, 2002.

(C) Accounting Changes refer to the first quarter 2001 adoption of Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities", as amended (SFAS 133), and the first quarter 2002 adoption of the remaining provisions of SFAS No. 142, "Goodwill and Other Intangible Assets" (SFAS 142).

NM  Not meaningful

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[CITIGROUP LOGO]

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CITIGROUP CORE INCOME - REGIONAL VIEW                               SECOND QUARTER                      SIX MONTHS
                                                               ------------------------     %      ---------------------      %
(In Millions of Dollars)                                          2002          2001      Change     2002         2001     Change
---------------------------------------------------------------------------------------------------------------------------------
NORTH AMERICA (EXCLUDING MEXICO) (1)
   Consumer..................................................  $    1,287    $    1,065       21   $   2,502   $   2,070       21
   Corporate.................................................         775           752        3       1,682       1,483       13
   Investment Management.....................................         352           355       (1)        709         682        4
                                                               ------------------------            ---------------------
TOTAL NORTH AMERICA (EXCLUDING MEXICO).......................       2,414         2,172       11       4,893       4,235       16
                                                               ------------------------            ---------------------

MEXICO
   Consumer..................................................         181           (13)      NM         326         (27)      NM
   Corporate.................................................          45            22       NM         143          41       NM
   Investment Management.....................................          70            10       NM         118          17       NM
                                                               ------------------------            ---------------------
TOTAL MEXICO.................................................         296            19       NM         587          31       NM
                                                               ------------------------            ---------------------

WESTERN EUROPE
   Consumer..................................................         141            98       44         275         202       36
   Corporate.................................................         115           126       (9)        159         312      (49)
   Investment Management.....................................           3             1       NM          (4)          2       NM
                                                               ------------------------            ---------------------
TOTAL WESTERN EUROPE.........................................         259           225       15         430         516      (17)
                                                               ------------------------            ---------------------

JAPAN
   Consumer..................................................         254           242        5         494         447       11
   Corporate.................................................          (3)            4       NM          20         102      (80)
   Investment Management.....................................          16             6       NM          32          14       NM
                                                               ------------------------            ---------------------
TOTAL JAPAN..................................................         267           252        6         546         563       (3)
                                                               ------------------------            ---------------------

ASIA (EXCLUDING JAPAN)
   Consumer..................................................         146           144        1         291         286        2
   Corporate.................................................         185           225      (18)        360         353        2
   Investment Management.....................................          28            14      100          55          41       34
                                                               ------------------------            ---------------------
TOTAL ASIA (EXCLUDING JAPAN).................................         359            383      (6)        706         680        4
                                                               ------------------------            ---------------------

LATIN AMERICA
   Consumer..................................................         (26)           55       NM        (118)        104       NM
   Corporate.................................................         187           155       21          95         317      (70)
   Investment Management.....................................          31            18       72          28          41      (32)
                                                               ------------------------            ---------------------
TOTAL LATIN AMERICA..........................................         192           228      (16)          5         462      (99)
                                                               ------------------------            ---------------------

CENTRAL & EASTERN EUROPE, MIDDLE EAST & AFRICA
   Consumer..................................................          26            20       30          51          34       50
   Corporate.................................................         141           106       33         272         258        5
   Investment Management.....................................           5             8      (38)          9          16      (44)
                                                               ------------------------            ---------------------
TOTAL CENTRAL & EASTERN EUROPE, MIDDLE EAST & AFRICA.........         172           134       28         332         308        8
                                                               ------------------------            ---------------------

PROPRIETARY INVESTMENT ACTIVITIES............................        (190)          208       NM        (139)        214       NM

CORPORATE / OTHER............................................          34          (179)      NM         (44)       (375)      88

PROPERTY AND CASUALTY
   Personal Lines............................................          54            47       15         125         142      (12)
   Commercial Lines..........................................         239           302      (21)        517         598      (14)
   Realized Insurance Investment Portfolio Gains (Losses)....         (18)           32       NM           1         157      (99)
   Interest and Other........................................         (19)          (38)      50         (41)        (86)      52
                                                               ------------------------            ---------------------
TOTAL PROPERTY AND CASUALTY..................................         256           343      (25)        602         811      (26)
                                                               ------------------------            ---------------------
CORE INCOME..................................................  $    4,059    $    3,785        7   $   7,918   $   7,445        6
=================================================================================================================================

(1) Excludes Property and Casualty, Proprietary Investment Activities and Corporate / Other.

NM  Not meaningful

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
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CITIGROUP SEGMENT REVENUE - PRODUCT VIEW                             SECOND QUARTER                      SIX MONTHS
                                                               ------------------------      %     ---------------------      %
(In Millions of Dollars)                                          2002          2001      Change     2002         2001     Change
---------------------------------------------------------------------------------------------------------------------------------
GLOBAL CONSUMER
   Cards.....................................................  $    4,340    $    3,675       18   $   8,490   $   7,281       17
   Consumer Finance..........................................       2,406         2,178       10       4,704       4,331        9
   Retail Banking............................................       3,207         2,568       25       6,542       5,058       29
   Other.....................................................          70           120      (42)        105         162      (35)
                                                               ------------------------            ---------------------
TOTAL GLOBAL CONSUMER........................................      10,023         8,541       17      19,841      16,832       18
                                                               ------------------------            ---------------------

GLOBAL CORPORATE AND INVESTMENT BANK
   Capital Markets and Banking...............................       4,509         4,153        9       9,140       9,325       (2)
   Private Client............................................       1,523         1,508        1       3,000       3,057       (2)
   Transaction Services......................................         939           891        5       1,774       1,793       (1)
   Other.....................................................        (104)          (18)      NM        (203)       (83)       NM
                                                               ------------------------            ---------------------
TOTAL GLOBAL CORPORATE AND INVESTMENT BANK...................       6,867         6,534        5      13,711      14,092       (3)
                                                               ------------------------            ---------------------

GLOBAL INVESTMENT MANAGEMENT
   Life Insurance and Annuities..............................       1,216         1,014       20       2,218       2,184        2
   Private Banking...........................................         427           376       14         850         768       11
   Asset Management..........................................         522           491        6       1,041       1,007        3
                                                               ------------------------            ---------------------
TOTAL GLOBAL INVESTMENT MANAGEMENT...........................       2,165         1,881       15       4,109       3,959        4
                                                               ------------------------            ---------------------

PROPRIETARY INVESTMENT ACTIVITIES............................        (254)          311       NM        (137)        352       NM
CORPORATE / OTHER............................................         273          (105)      NM         369        (237)      NM

PROPERTY AND CASUALTY
   Personal Lines............................................       1,183         1,117        6       2,338       2,209        6
   Commercial Lines..........................................       2,173         2,040        7       4,220       4,034        5
   Realized Insurance Investment Portfolio Gains (Losses)....         (36)           50       NM          (7)        242       NM
   Interest and Other........................................         (40)          (54)      26         (74)       (121)      39
                                                               ------------------------            ---------------------
TOTAL PROPERTY AND CASUALTY..................................       3,280         3,153        4       6,477       6,364        2
                                                               ------------------------            ---------------------

TOTAL ADJUSTED REVENUE.......................................  $   22,354    $   20,315       10   $  44,370   $  41,362        7
---------------------------------------------------------------------------------------------------------------------------------

NM Not meaningful

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CITIGROUP -  QUARTERLY FINANCIAL DATA SUPPLEMENT

                                                                         PAGE NUMBER
                                                                         -----------
CITIGROUP CONSOLIDATED

    FINANCIAL SUMMARY                                                          1

    SEGMENT CORE INCOME:
      Product View                                                             2
      Regional View                                                            3
    SEGMENT REVENUES:
      Product View                                                             4
      Regional View                                                            5

SEGMENT DETAIL

    GLOBAL CONSUMER:

      CARDS
      Income Summary and Key Indicators                                        6
      Geographic Distribution                                                  7
      CitiCards and Diners Club N.A.                                           8

      CONSUMER FINANCE
      Income Summary and Key Indicators                                        9
      Geographic Distribution                                                 10
      Citifinancial                                                           11

      RETAIL BANKING
      Income Summary and Key Indicators                                       12
      Geographic Distribution                                                 13

    GLOBAL CORPORATE AND INVESTMENT BANK:
      Income Statement                                                        14
      Revenue Details                                                         15
      Capital Markets and Banking                                             16
      Private Client                                                          17
      Transaction Services                                                    18

    GLOBAL INVESTMENT MANAGEMENT:
      Life Insurance and Annuities                                            19
      Private Banking                                                         20
      Asset Management                                                        21

    PROPERTY AND CASUALTY:
      Personal Lines                                                          22
      Commercial Lines                                                        23

    PROPRIETARY INVESTMENT ACTIVITIES                                         24

      Insurance Investment Portfolio                                          25

CITIGROUP SUPPLEMENTAL DETAIL
    Consolidated Statement of Income                                          26
    Earnings Analysis - Managed Basis                                         27
    Consolidated Statement of Financial Position                              28
    Consumer Loan Delinquency Amounts, Net Credit Losses and Ratios           29
    Reserve for Loan Losses                                                   30
    NonPerforming Assets                                                      31

[CITIGROUP LOGO]

CITIGROUP - FINANCIAL SUMMARY
(in millions of dollars, except per share amounts)

    Citigroup, the preeminent global financial services company with some 200 million customer accounts in more than 100 countries, provides consumers, corporations governments and institutions a complete range of financial products and services.

                                                  1Q         2Q          3Q          4Q          1Q          2Q
                                                 2001       2001        2001        2001        2002        2002
                                               ---------   ---------   ---------   ---------   ---------   ---------
NET INCOME                                     $   3,538   $   3,536   $   3,177   $   3,875   $   4,843   $   4,084
Restructuring -Related Items, After-tax               80         133          85         (13)         30         (25)
Gain on Sale of Stock by Subsidiary, After-tax         -           -           -           -      (1,061)          -
Cumulative Effect of Accounting Changes               42         116           -           -          47           -
                                               ---------   ---------   ---------   ---------   ---------   ---------
CORE INCOME                                    $   3,660   $   3,785   $   3,262   $   3,862   $   3,859   $   4,059
                                               =========   =========   =========   =========   =========   =========

BASIC EARNINGS PER SHARE:

NET INCOME                                     $    0.70   $    0.70   $    0.62   $    0.75   $    0.94   $    0.80
                                               =========   =========   =========   =========   =========   =========
CORE INCOME                                    $    0.73   $    0.75   $    0.64   $    0.75   $    0.75   $    0.79
                                               ---------   ---------   ---------   ---------   ---------   ---------
WEIGHTED AVERAGE COMMON SHARES
   APPLICABLE TO BASIC EPS                       4,984.7     4,979.6     5,060.8     5,101.8     5,110.5     5,096.7
                                               =========   =========   =========   =========   =========   =========
PREFERRED DIVIDENDS - BASIC                    $      28   $      28   $      28   $      26   $      21   $      21
                                               =========   =========   =========   =========   =========   =========

DILUTED EARNINGS PER SHARE:

NET INCOME                                     $    0.69   $    0.69   $    0.61   $    0.74   $    0.93   $    0.78
CORE INCOME                                    $    0.71   $    0.74   $    0.63   $    0.74   $    0.74   $    0.78
                                               =========   =========   =========   =========   =========   =========

ADJUSTED WEIGHTED AVERAGE COMMON SHARES
   APPLICABLE TO DILUTED EPS                     5,110.0     5,100.0     5,169.0     5,209.1     5,209.8     5,185.8
                                               =========   =========   =========   =========   =========   =========
PREFERRED DIVIDENDS - DILUTED                  $      28   $      28   $      28   $      26   $      21   $      21
                                               =========   =========   =========   =========   =========   =========

COMMON SHARES OUTSTANDING, AT PERIOD END         5,033.7     5,026.1     5,144.2     5,148.7     5,165.4     5,118.1

TIER 1 CAPITAL RATIO                                8.56%       8.82%       8.20%       8.42%       9.13%        9.2%*
                                               =========   =========   =========   =========   =========   =========
TOTAL CAPITAL RATIO                                11.31%      11.49%      10.77%      10.92%      11.59%       11.7%*
                                               =========   =========   =========   =========   =========   =========
LEVERAGE RATIO                                      6.10%       6.17%       5.65%       5.64%       5.89%        5.9%*
                                               =========   =========   =========   =========   =========   =========

TOTAL ASSETS, AT PERIOD END (IN BILLIONS)      $   944.3   $   953.4   $ 1,068.2   $ 1,051.5   $ 1,057.7   $ 1,082.6*
                                               =========   =========   =========   =========   =========   =========
STOCKHOLDERS' EQUITY, AT PERIOD END
   (IN BILLIONS)                               $    68.7   $    70.5   $    78.4   $    81.2   $    83.6   $    85.7*
                                               =========   =========   =========   =========   =========   =========
STOCKHOLDERS' EQUITY AND TRUST SECURITIES, AT
   PERIOD END (IN BILLIONS)                    $    73.6   $    75.1   $    85.5   $    88.4   $    90.3   $    92.5*
                                               =========   =========   =========   =========   =========   =========

BOOK VALUE PER SHARE, AT PERIOD END            $   13.29   $   13.68   $   14.90   $   15.48   $   15.92   $   16.47*
                                               =========   =========   =========   =========   =========   =========

RETURN ON COMMON EQUITY (NET INCOME)                21.7%       20.9%       17.1%       19.5%       24.0%       19.5%*
                                               =========   =========   =========   =========   =========   =========
RETURN ON COMMON EQUITY (CORE INCOME)               22.5%       22.4%       17.5%       19.4%       19.1%       19.4%*
                                               =========   =========   =========   =========   =========   =========





                                                    2Q 2002 VS.        YTD         YTD          YTD 2Q 2002 VS.
                                               2Q 2001 INCREASE/       2Q          2Q        YTD 2Q 2001 INCREASE/
                                                   (DECREASE)         2001        2002            (DECREASE)
                                               -----------------    ---------   ---------    ---------------------
NET INCOME                                            15%           $   7,074   $   8,927            26%
Restructuring -Related Items, After-tax                                   213           5
Gain on Sale of Stock by Subsidiary, After-tax                              -      (1,061)
Cumulative Effect of Accounting Changes                                   158          47
                                                                    ---------   ---------
CORE INCOME                                            7%           $   7,445   $   7,918             6%

BASIC EARNINGS PER SHARE:                                           =========   =========

NET INCOME                                            14%           $    1.41   $    1.74            23%
                                                                    =========   =========
CORE INCOME                                            5%           $    1.48   $    1.54             4%
                                                                    =========   =========
WEIGHTED AVERAGE COMMON SHARES
   APPLICABLE TO BASIC EPS                                            4,982.2     5,103.6
                                                                    =========   =========
PREFERRED DIVIDENDS - BASIC                                         $      56   $      42
                                                                    =========   =========
DILUTED EARNINGS PER SHARE:
NET INCOME                                            13%           $    1.37   $    1.71            25%
CORE INCOME                                            5%           $    1.45   $    1.52             5%
                                                                    =========   =========
ADJUSTED WEIGHTED AVERAGE COMMON SHARES
   APPLICABLE TO DILUTED EPS                                          5,105.0     5,197.8
                                                                    =========   =========
PREFERRED DIVIDENDS - DILUTED                                       $      56   $      42
                                                                    =========   =========
COMMON SHARES OUTSTANDING, AT PERIOD END                              5,026.1     5,118.1
                                                                    =========   =========
TIER 1 CAPITAL RATIO                                                     8.82%        9.2%*
                                                                    =========   =========
TOTAL CAPITAL RATIO                                                     11.49%       11.7%*
                                                                    =========   =========
LEVERAGE RATIO                                                           6.17%        5.9%*
                                                                    =========   =========
TOTAL ASSETS, AT PERIOD END (IN BILLIONS)                           $   953.4   $ 1,082.6*
                                                                    =========   =========
STOCKHOLDERS' EQUITY, AT PERIOD END
 (IN BILLIONS)                                                      $    70.5   $    85.7*
                                                                    =========   =========
STOCKHOLDERS' EQUITY AND TRUST SECURITIES, AT
  PERIOD END (IN BILLIONS)                                          $    75.1   $    92.5*
                                                                    =========   =========
BOOK VALUE PER SHARE, AT PERIOD END                                 $   13.68   $   16.47*
                                                                    =========   =========
RETURN ON COMMON EQUITY (NET INCOME)                                     21.3%       21.7%*
                                                                    =========   =========
RETURN ON COMMON EQUITY (CORE INCOME)                                    22.5%       19.3%*
                                                                    =========   =========

*  Preliminary

[CITIGROUP LOGO]

CITIGROUP -- CORE INCOME
PRODUCT VIEW
(In millions of dollars)

                                                                     1Q               2Q             3Q          4Q         1Q
                                                                    2001             2001           2001        2001       2002
                                                                ------------   ------------   ------------   ---------  ---------
GLOBAL CONSUMER:
    Cards                                                       $       586    $       555    $       710    $    731   $    597
    Consumer Finance                                                    397            491            549         488        536
    Retail Banking                                                      563            594            727         720        726
    Other                                                               (41)           (29)           (24)        (54)       (47)
                                                                ------------   ------------   ------------   ---------  ---------
       TOTAL GLOBAL CONSUMER                                          1,505          1,611          1,962       1,885      1,812
                                                                ------------   ------------   ------------   ---------  ---------
GLOBAL CORPORATE AND INVESTMENT BANK:

    Capital Markets and Banking                                       1,201          1,033          1,006         768      1,029
    Private Client                                                      196            206            182         189        197
    Transaction Services                                                 91            116            100         113         82
    Other                                                               (12)            35              7          24        (22)
                                                                ------------   ------------   ------------   ---------  ---------
       TOTAL GLOBAL CORPORATE AND INVESTMENT BANK                     1,476          1,390          1,295       1,094      1,286
                                                                ------------   ------------   ------------   ---------  ---------
GLOBAL INVESTMENT MANAGEMENT:

    Life Insurance and Annuities                                        215            236            185         200        204
    Private Banking                                                      95             92             91          94        112
    Asset Management                                                     91             84            104         125        126
                                                                ------------   ------------   ------------   ---------  ---------
       TOTAL GLOBAL INVESTMENT MANAGEMENT                               401            412            380         419        442
                                                                ------------   ------------   ------------   ---------  ---------
PROPRIETARY INVESTMENT ACTIVITIES (1)                                     6            208           (185)        289         51

CORPORATE / OTHER                                                      (196)          (179)          (133)       (129)       (78)

PROPERTY AND CASUALTY:
    Personal Lines                                                       95             47             32          60         71
    Commercial Lines                                                    296            302           (127)        281        278
    Realized Insurance Investment Portfolio Gains (Losses)              125             32             63         (10)        19
    Interest and Other                                                  (48)           (38)           (25)        (27)       (22)
                                                                ------------   ------------   ------------   ---------  ---------
       TOTAL PROPERTY AND CASUALTY                                      468            343            (57)        304        346
                                                                ------------   ------------   ------------   ---------  ---------

=================================================================================================================================
TOTAL CORE INCOME                                               $     3,660    $     3,785    $     3,262    $  3,862   $  3,859
=================================================================================================================================

                                                                             2Q 2002 VS.       YTD       YTD      YTD 2Q 2002 VS.
                                                                  2Q      2Q 2001 INCREASE/    2Q        2Q     TD 2Q 2001 INCREASE/
                                                                 2002        (DECREASE)       2001      2002        (DECREASE)
                                                                --------  ----------------   --------  -------- --------------------

GLOBAL CONSUMER:
    Cards                                                       $   744           34%        $ 1,141   $ 1,341           18%
    Consumer Finance                                                565           15%            888     1,101           24%
    Retail Banking                                                  748           26%          1,157     1,474           27%
    Other                                                           (48)         (66%)           (70)      (95)         (36%)
                                                                --------                     --------  --------
       TOTAL GLOBAL CONSUMER                                      2,009           25%          3,116     3,821           23%
                                                                --------                     --------  --------
GLOBAL CORPORATE AND INVESTMENT BANK:

    Capital Markets and Banking                                   1,070            4%          2,234     2,099          (6%)
    Private Client                                                  204           (1%)           402       401            -
    Transaction Services                                            204           76%            207       286           38%
    Other                                                           (33)          NM              23       (55)          NM
                                                                --------                     --------  --------
       TOTAL GLOBAL CORPORATE AND INVESTMENT BANK                 1,445           4%           2,866     2,731           (5%)
                                                                --------                     --------  --------

GLOBAL INVESTMENT MANAGEMENT:

    Life Insurance and Annuities                                    255           8%             451       459            2%
    Private Banking                                                 113          23%             187       225           20%
    Asset Management                                                137          63%             175       263           50%
                                                                --------                     --------  --------
       TOTAL GLOBAL INVESTMENT MANAGEMENT                           505           23%            813       947           16%
                                                                --------                     --------  --------
PROPRIETARY INVESTMENT ACTIVITIES (1)                              (190)          NM             214      (139)          NM

CORPORATE / OTHER                                                    34           NM            (375)      (44)          88%

PROPERTY AND CASUALTY:
    Personal Lines                                                   54           15%            142       125          (12%)
    Commercial Lines                                                239          (21%)           598       517          (14%)
    Realized Insurance Investment Portfolio Gains (Losses)          (18)          NM             157         1          (99%)
    Interest and Other                                              (19)          50%            (86)      (41)          52%
                                                                --------                     --------  --------
       TOTAL PROPERTY AND CASUALTY                                  256          (25%)           811       602          (26%)
                                                                --------                     --------  --------

===============================================================================================================
TOTAL CORE INCOME                                               $ 4,059            7%        $ 7,445   $ 7,918            6%
===============================================================================================================

(1) Includes Realized Insurance Investment Portfolio Gains (Losses) primarily from the Life Insurance and Annuities, and Primerica Financial Services businesses.

NM Not meaningful

Reclassified to conform to the current period's presentation.

[CITIGROUP LOGO]

CITIGROUP -- CORE INCOME
REGIONAL VIEW
(In millions of dollars)


                                                                       1Q        2Q         3Q        4Q        1Q         2Q
                                                                      2001      2001       2001      2001      2002       2002
                                                                    --------  --------   --------  --------  --------  --------
     NORTH AMERICA (EXCLUDING MEXICO) (1)
        Consumer                                                    $ 1,005   $ 1,065    $ 1,238   $ 1,275   $ 1,215   $ 1,287
        Corporate                                                       731       752        794       542       907       775
        Investment Management                                           327       355        306       328       357       352
                                                                    --------  --------   --------  --------  --------  --------
           TOTAL NORTH AMERICA (EXCLUDING MEXICO)                     2,063     2,172      2,338     2,145     2,479     2,414
                                                                    --------  --------   --------  --------  --------  --------
     MEXICO
        Consumer                                                        (14)      (13)       112       110       145       181
        Corporate                                                        19        22          4        61        98        45
        Investment Management                                             7        10         19        46        48        70
                                                                    --------  --------   --------  --------  --------  --------
           TOTAL MEXICO                                                  12        19        135       217       291       296
                                                                    --------  --------   --------  --------  --------  --------
     WESTERN EUROPE
        Consumer                                                        104        98        115       130       134       141
        Corporate                                                       186       126         85       146        44       115
        Investment Management                                             1         1          -         4        (7)        3
                                                                    --------  --------   --------  --------  --------  --------
           TOTAL WESTERN EUROPE                                         291       225        200       280       171       259
                                                                    --------  --------   --------  --------  --------  --------
     JAPAN
        Consumer                                                        205       242        259       257       240       254
        Corporate                                                        98         4         19       (21)       23        (3)
        Investment Management                                             8         6          9        10        16        16
                                                                    --------  --------   --------  --------  --------  --------
           TOTAL JAPAN                                                  311       252        287       246       279       267
                                                                    --------  --------   --------  --------  --------  --------
     ASIA (EXCLUDING JAPAN)
        Consumer                                                        142       144        157       165       145       146
        Corporate                                                       128       225        101       176       175       185
        Investment Management                                            27        14         18        20        27        28
                                                                    --------  --------   --------  --------  --------  --------
           TOTAL ASIA                                                   297       383        276       361       347       359
                                                                    --------  --------   --------  --------  --------  --------
     LATIN AMERICA
        Consumer                                                         49        55         57       (78)      (92)      (26)
        Corporate                                                       162       155        175        57       (92)      187
        Investment Management                                            23        18         22         2        (3)       31
                                                                    --------  --------   --------  --------  --------  --------
           TOTAL LATIN AMERICA                                          234       228        254       (19)     (187)      192
                                                                    --------  --------   --------  --------  --------  --------
     CENTRAL & EASTERN EUROPE, MIDDLE EAST & AFRICA
        Consumer                                                         14        20         24        26        25        26
        Corporate                                                       152       106        117       133       131       141
        Investment Management                                             8         8          6         9         4         5
                                                                    --------  --------   --------  --------  --------  --------
           TOTAL CENTRAL & EASTERN EUROPE, MIDDLE EAST & AFRICA         174       134        147       168       160       172
                                                                    --------  --------   --------  --------  --------  --------

     PROPRIETARY INVESTMENT ACTIVITIES                                    6       208       (185)      289        51      (190)
     CORPORATE / OTHER                                                 (196)     (179)      (133)     (129)      (78)       34

     PROPERTY AND CASUALTY
        Personal Lines                                                   95        47         32        60        71        54
        Commercial Lines                                                296       302       (127)      281       278       239
        Realized Insurance Investment Portfolio Gains (Losses)          125        32         63       (10)       19       (18)
        Interest and Other                                              (48)      (38)       (25)      (27)      (22)      (19)
                                                                    --------  --------   --------  --------  --------  --------
     TOTAL PROPERTY AND CASUALTY                                        468       343        (57)      304       346       256
                                                                    --------  --------   --------  --------  --------  --------

===============================================================================================================================
TOTAL CORE INCOME                                                   $ 3,660   $ 3,785    $ 3,262   $ 3,862   $ 3,859   $ 4,059
===============================================================================================================================

                                                                       2Q 2002 VS.         YTD        YTD        YTD 2Q 2002 VS.
                                                                     2Q 2001 INCREASE/     2Q         2Q      YTD 2Q 2001 INCREASE/
                                                                        (DECREASE)        2001       2002          (DECREASE)
                                                                    ------------------   -------   --------  ----------------------
     NORTH AMERICA (EXCLUDING MEXICO) (1)
        Consumer                                                           21%           $ 2,070    $ 2,502           21%
        Corporate                                                           3%             1,483      1,682           13%
        Investment Management                                              (1%)              682        709            4%
                                                                                         -------   --------
           TOTAL NORTH AMERICA (EXCLUDING MEXICO)                          11%             4,235      4,893           16%
                                                                                         -------   --------
     MEXICO
        Consumer                                                           NM                (27)       326           NM
        Corporate                                                          NM                 41        143           NM
        Investment Management                                              NM                 17        118           NM
                                                                                         -------   --------
           TOTAL MEXICO                                                    NM                 31        587           NM
                                                                                         -------   --------
     WESTERN EUROPE
        Consumer                                                           44%               202        275           36%
        Corporate                                                          (9%)              312        159          (49%)
        Investment Management                                              NM                  2         (4)          NM
                                                                                         -------   --------
           TOTAL WESTERN EUROPE                                            15%               516        430          (17%)
                                                                                         -------   --------
     JAPAN
        Consumer                                                            5%               447        494           11%
        Corporate                                                          NM                102         20          (80%)
        Investment Management                                              NM                 14         32           NM
                                                                                         -------   --------
           TOTAL JAPAN                                                      6%               563        546           (3%)
                                                                                         -------   --------
     ASIA (EXCLUDING JAPAN)
        Consumer                                                            1%               286        291            2%
        Corporate                                                         (18%)              353        360            2%
        Investment Management                                             100%                41         55           34%
                                                                                         -------   --------
           TOTAL ASIA                                                      (6%)              680        706            4%
                                                                                         -------   --------
     LATIN AMERICA
        Consumer                                                           NM                104       (118)          NM
        Corporate                                                          21%               317         95          (70%)
        Investment Management                                              72%                41         28          (32%)
                                                                                         -------   --------
           TOTAL LATIN AMERICA                                            (16%)              462          5          (99%)
                                                                                         -------   --------
     CENTRAL & EASTERN EUROPE, MIDDLE EAST & AFRICA
        Consumer                                                           30%                34         51           50%
        Corporate                                                          33%               258        272            5%
        Investment Management                                             (38%)               16          9          (44%)
                                                                                         -------   --------
           TOTAL CENTRAL & EASTERN EUROPE, MIDDLE EAST & AFRICA            28%               308        332            8%
                                                                                         -------   --------

     PROPRIETARY INVESTMENT ACTIVITIES                                     NM                214       (139)          NM
     CORPORATE / OTHER                                                     NM               (375)       (44)          88%

     PROPERTY AND CASUALTY
        Personal Lines                                                     15%               142        125          (12%)
        Commercial Lines                                                  (21%)              598        517          (14%)
        Realized Insurance Investment Portfolio Gains (Losses)             NM                157          1          (99%)
        Interest and Other                                                 50%               (86)       (41)          52%
                                                                                         -------   --------
     TOTAL PROPERTY AND CASUALTY                                          (25%)              811        602          (26%)
                                                                                         -------   --------

============================================================================================================
TOTAL CORE INCOME                                                           7%           $ 7,445    $ 7,918            6%
============================================================================================================

(1) Excludes Property and Casualty, Proprietary Investment Activities and Corporate / Other.

NM  Not meaningful

Reclassified to conform to the current period's presentation.

[CITIGROUP LOGO]

CITIGROUP -- ADJUSTED NET REVENUES
PRODUCT VIEW
(In millions of dollars)

                                                                  1Q         2Q         3Q        4Q          1Q         2Q
                                                                 2001       2001       2001      2001        2002       2002
                                                               --------   --------   --------   --------   --------   --------
GLOBAL CONSUMER:

   Cards                                                       $  3,606   $  3,675   $  4,032   $  4,195   $  4,150   $  4,340
   Consumer Finance                                               2,153      2,178      2,300      2,237      2,298      2,406
   Retail Banking                                                 2,490      2,568      3,021      3,159      3,335      3,207
   Other                                                             42        120        103         54         35         70
                                                               --------   --------   --------   --------   --------   --------
     TOTAL GLOBAL CONSUMER                                        8,291      8,541      9,456      9,645      9,818     10,023
                                                               --------   --------   --------   --------   --------   --------
GLOBAL CORPORATE AND INVESTMENT BANK:

   Capital Markets and Banking                                    5,172      4,153      3,868      4,299      4,631      4,509
   Private Client                                                 1,549      1,508      1,450      1,433      1,477      1,523
   Transaction Services                                             902        891        856        867        835        939
   Other                                                            (65)       (18)       (60)       (59)       (99)      (104)
                                                               --------   --------   --------   --------   --------   --------
      TOTAL GLOBAL CORPORATE AND INVESTMENT BANK                  7,558      6,534      6,114      6,540      6,844      6,867
                                                               --------   --------   --------   --------   --------   --------
GLOBAL INVESTMENT MANAGEMENT:

   Life Insurance and Annuities                                   1,170      1,014        972      1,223      1,002      1,216
   Private Banking                                                  392        376        366        408        423        427
   Asset Management                                                 516        491        546        532        519        522
                                                               --------   --------   --------   --------   --------   --------
      TOTAL GLOBAL INVESTMENT MANAGEMENT                          2,078      1,881      1,884      2,163      1,944      2,165
                                                               --------   --------   --------   --------   --------   --------
PROPRIETARY INVESTMENT ACTIVITIES (1)                                41        311       (262)       494        117       (254)

CORPORATE / OTHER                                                  (132)      (105)       (87)       (10)        96        273

PROPERTY AND CASUALTY:

   Personal Lines                                                 1,092      1,117      1,137      1,156      1,155      1,183
   Commercial Lines                                               1,994      2,040      1,992      2,036      2,047      2,173
   Realized Insurance Investment Portfolio Gains (Losses)           192         50         96        (16)        29        (36)
   Interest and Other                                               (67)       (54)       (36)       (39)       (34)       (40)
                                                               --------   --------   --------   --------   --------   --------
      TOTAL PROPERTY AND CASUALTY                                 3,211      3,153      3,189      3,137      3,197      3,280
                                                               --------   --------   --------   --------   --------   --------

==============================================================================================================================
TOTAL ADJUSTED NET REVENUES                                    $ 21,047   $ 20,315   $ 20,294   $ 21,969   $ 22,016   $ 22,354
==============================================================================================================================

                                                                2Q 2002 VS.       YTD        YTD         YTD 2Q 2002 VS.
                                                             2Q 2001 INCREASE/     2Q         2Q      YTD 2Q 2001 INCREASE/
                                                                (DECREASE)        2001       2002          (DECREASE)
                                                            ------------------  --------   --------   ---------------------
GLOBAL CONSUMER:

   Cards                                                            18%         $  7,281   $  8,490            17%
   Consumer Finance                                                 10%            4,331      4,704             9%
   Retail Banking                                                   25%            5,058      6,542            29%
   Other                                                           (42%)             162        105           (35%)
                                                                                --------   --------
     TOTAL GLOBAL CONSUMER                                          17%           16,832     19,841            18%
                                                                                --------   --------
GLOBAL CORPORATE AND INVESTMENT BANK:

   Capital Markets and Banking                                       9%            9,325      9,140            (2%)
   Private Client                                                    1%            3,057      3,000            (2%)
   Transaction Services                                              5%            1,793      1,774            (1%)
   Other                                                            NM               (83)      (203)           NM
                                                                                --------   --------
      TOTAL GLOBAL CORPORATE AND INVESTMENT BANK                     5%           14,092     13,711            (3%)
                                                                                --------   --------
GLOBAL INVESTMENT MANAGEMENT:

   Life Insurance and Annuities                                     20%            2,184      2,218             2%
   Private Banking                                                  14%              768        850            11%
   Asset Management                                                  6%            1,007      1,041             3%
                                                                                --------   --------
      TOTAL GLOBAL INVESTMENT MANAGEMENT                            15%            3,959      4,109             4%
                                                                                --------   --------
PROPRIETARY INVESTMENT ACTIVITIES (1)                               NM               352       (137)           NM

CORPORATE / OTHER                                                   NM              (237)       369            NM

PROPERTY AND CASUALTY:

   Personal Lines                                                    6%            2,209      2,338             6%
   Commercial Lines                                                  7%            4,034      4,220             5%
   Realized Insurance Investment Portfolio Gains (Losses)           NM               242         (7)           NM
   Interest and Other                                               26%             (121)       (74)           39%
                                                                                --------   --------
      TOTAL PROPERTY AND CASUALTY                                    4%            6,364      6,477             2%
                                                                                --------   --------

===================================================================================================
TOTAL ADJUSTED NET REVENUES                                         10%         $ 41,362   $ 44,370             7%
===================================================================================================

(1) Includes Realized Insurance Investment Portfolio Gains (Losses) primarily from the Life Insurance and Annuities, and Primerica Financial Services businesses.

NM   Not meaningful

Reclassified to conform to the current period's presentation.

[CITIGROUP LOGO]

CITIGROUP -- ADJUSTED NET REVENUES
REGIONAL VIEW
(In millions of dollars)

                                                                     1Q         2Q          3Q          4Q         1Q         2Q
                                                                    2001       2001        2001        2001       2002       2002
                                                                  --------   ---------   --------    --------   --------   --------
     NORTH AMERICA (EXCLUDING MEXICO) (1)
        Consumer                                                  $  5,786   $  6,049    $  6,406    $  6,577   $  6,601   $  6,817
        Corporate                                                    4,634      3,820       3,746       3,923      4,400      4,229
        Investment Management                                        1,613      1,457       1,354       1,587      1,402      1,530
                                                                  --------   ---------   --------    --------   --------   --------
           TOTAL NORTH AMERICA (EXCLUDING MEXICO)                   12,033     11,326      11,506      12,087     12,403     12,576
                                                                  --------   ---------   --------    --------   --------   --------
     MEXICO
        Consumer                                                        57         72         532         750        753        773
        Corporate                                                       84         77          83         205        198        127
        Investment Management                                           46         46         106         212        185        212
                                                                  --------   ---------   --------    --------   --------   --------
           TOTAL MEXICO                                                187        195         721       1,167      1,136      1,112
                                                                  --------   ---------   --------    --------   --------   --------
     WESTERN EUROPE
        Consumer                                                       564        540         583         607        612        671
        Corporate                                                    1,129      1,058         803         956        796        963
        Investment Management                                           77         73          75          71         66         81
                                                                  --------   ---------   --------    --------   --------   --------
           TOTAL WESTERN EUROPE                                      1,770      1,671       1,461       1,634      1,474      1,715
                                                                  --------   ---------   --------    --------   --------   --------
     JAPAN
        Consumer                                                       835        837         880         878        817        939
        Corporate                                                      192         50          66          16         63         27
        Investment Management                                           57         57          58          63         70         74
                                                                  --------   ---------   --------    --------   --------   --------
           TOTAL JAPAN                                               1,084        944       1,004         957        950      1,040
                                                                  --------   ---------   --------    --------   --------   --------
     ASIA (EXCLUDING JAPAN)
        Consumer                                                       548        545         559         571        557        580
        Corporate                                                      557        651         509         564        569        605
        Investment Management                                          107         81          85          99        103        109
                                                                  --------   ---------   --------    --------   --------   --------
           TOTAL ASIA                                                1,212      1,277       1,153       1,234      1,229      1,294
                                                                  --------   ---------   --------    --------   --------   --------
     LATIN AMERICA
        Consumer                                                       366        357         350         114        322         76
        Corporate                                                      473        456         492         447        387        455
        Investment Management                                          139        131         171          91         80        120
                                                                  --------   ---------   --------    --------   --------   --------
           TOTAL LATIN AMERICA                                         978        944       1,013         652        789        651
                                                                  --------   ---------   --------    --------   --------   --------
     CENTRAL & EASTERN EUROPE, MIDDLE EAST & AFRICA
        Consumer                                                       135        141         146         148        156        167
        Corporate                                                      489        422         415         429        431        461
        Investment Management                                           39         36          35          40         38         39
                                                                  --------   ---------   --------    --------   --------   --------
           TOTAL CENTRAL & EASTERN EUROPE, MIDDLE EAST & AFRICA        663        599         596         617        625        667
                                                                  --------   ---------   --------    --------   --------   --------

     PROPRIETARY INVESTMENT ACTIVITIES                                  41        311        (262)        494        117       (254)

     CORPORATE / OTHER                                                (132)      (105)        (87)        (10)        96        273

     PROPERTY AND CASUALTY
        Personal Lines                                               1,092      1,117       1,137       1,156      1,155      1,183
        Commercial Lines                                             1,994      2,040       1,992       2,036      2,047      2,173
        Realized Insurance Investment Portfolio Gains (Losses)         192         50          96         (16)        29        (36)
        Interest and Other                                             (67)       (54)        (36)        (39)       (34)       (40)
                                                                  --------   ---------   --------    --------   --------   --------
             TOTAL PROPERTY AND CASUALTY                             3,211      3,153       3,189       3,137      3,197      3,280
                                                                  --------   ---------   --------    --------   --------   --------

====================================================================================================================================
TOTAL ADJUSTED NET REVENUES                                       $ 21,047   $ 20,315    $ 20,294    $ 21,969   $ 22,016   $ 22,354
====================================================================================================================================

                                                                     2Q 2002 VS.         YTD         YTD         YTD 2Q 2002 VS.
                                                                  2Q 2001 INCREASE/       2Q          2Q      YTD 2Q 2001 INCREASE/
                                                                     (DECREASE)          2001        2002          (DECREASE)
                                                                  -----------------    --------    --------   ---------------------
     NORTH AMERICA (EXCLUDING MEXICO) (1)
        Consumer                                                         13%           $ 11,835    $ 13,418            13%
        Corporate                                                        11%              8,454       8,629             2%
        Investment Management                                             5%              3,070       2,932            (4%)
                                                                                       --------    --------
           TOTAL NORTH AMERICA (EXCLUDING MEXICO)                        11%             23,359      24,979             7%
                                                                                       --------    --------
     MEXICO
        Consumer                                                         NM                 129       1,526            NM
        Corporate                                                        65%                161         325            NM
        Investment Management                                            NM                  92         397            NM
                                                                                       --------    --------
           TOTAL MEXICO                                                  NM                 382       2,248            NM
                                                                                       --------    --------
     WESTERN EUROPE
        Consumer                                                         24%              1,104       1,283            16%
        Corporate                                                        (9%)             2,187       1,759           (20%)
        Investment Management                                            11%                150         147            (2%)
                                                                                       --------    --------
           TOTAL WESTERN EUROPE                                           3%              3,441       3,189            (7%)
                                                                                       --------    --------
     JAPAN
        Consumer                                                         12%              1,672       1,756             5%
        Corporate                                                       (46%)               242          90           (63%)
        Investment Management                                            30%                114         144            26%
                                                                                       --------    --------
           TOTAL JAPAN                                                   10%              2,028       1,990            (2%)
                                                                                       --------    --------
     ASIA (EXCLUDING JAPAN)
        Consumer                                                          6%              1,093       1,137             4%
        Corporate                                                        (7%)             1,208       1,174            (3%)
        Investment Management                                            35%                188         212            13%
                                                                                       --------    --------
           TOTAL ASIA                                                     1%              2,489       2,523             1%
                                                                                       --------    --------
     LATIN AMERICA
        Consumer                                                        (79%)               723         398           (45%)
        Corporate                                                         0%                929         842            (9%)
        Investment Management                                            (8%)               270         200           (26%)
                                                                                       --------    --------
           TOTAL LATIN AMERICA                                          (31%)             1,922       1,440           (25%)
                                                                                       --------    --------
     CENTRAL & EASTERN EUROPE, MIDDLE EAST & AFRICA
        Consumer                                                         18%                276         323            17%
        Corporate                                                         9%                911         892            (2%)
        Investment Management                                             8%                 75          77             3%
                                                                                       --------    --------
           TOTAL CENTRAL & EASTERN EUROPE, MIDDLE EAST & AFRICA          11%              1,262       1,292             2%
                                                                                       --------    --------

     PROPRIETARY INVESTMENT ACTIVITIES                                   NM                 352        (137)           NM

     CORPORATE / OTHER                                                   NM                (237)        369            NM

     PROPERTY AND CASUALTY
        Personal Lines                                                    6%              2,209       2,338             6%
        Commercial Lines                                                  7%              4,034       4,220             5%
        Realized Insurance Investment Portfolio Gains (Losses)           NM                 242          (7)           NM
        Interest and Other                                               26%               (121)        (74)           39%
                                                                                       --------    --------
             TOTAL PROPERTY AND CASUALTY                                  4%              6,364       6,477             2%
                                                                                       --------    --------

===========================================================================================================
TOTAL ADJUSTED NET REVENUES                                              10%           $ 41,362    $ 44,370             7%
===========================================================================================================

(1) Excludes Property and Casualty, Proprietary Investment Activities and Corporate / Other.

NM   Not meaningful

[CITIGROUP LOGO]

GLOBAL CONSUMER
CARDS

(In millions of dollars)

                                                          1Q           2Q          3Q           4Q           1Q           2Q
                                                         2001         2001        2001         2001         2002         2002
                                                      ---------    ---------    ---------    ---------    ---------    ---------
ADJUSTED REVENUES, NET OF INTEREST EXPENSE (1)        $   3,606    $   3,675    $   4,032    $   4,195    $   4,150    $   4,340
Adjusted Operating Expenses                               1,355        1,314        1,361        1,398        1,321        1,391
Adjusted Provision for Credit Losses (1)                  1,322        1,482        1,552        1,694        1,911        1,818
                                                      ---------    ---------    ---------    ---------    ---------    ---------

Core Income Before Taxes                                    929          879        1,119        1,103          918        1,131
Income Taxes                                                343          324          409          372          321          387
                                                      ---------    ---------    ---------    ---------    ---------    ---------

CORE INCOME                                           $     586    $     555    $     710    $     731    $     597    $     744
                                                      =========    =========    =========    =========    =========    =========

Managed Average Assets (in billions of dollars)       $     117    $     118    $     122    $     123    $     123    $     123
                                                      =========    =========    =========    =========    =========    =========

Return on Managed Assets                                   2.03%        1.89%        2.31%        2.36%        1.97%        2.43%
                                                      =========    =========    =========    =========    =========    =========
KEY INDICATORS
(in billions of dollars)


TOTAL EOP OPEN ACCOUNTS (IN MILLIONS):
     North America                                         95.5         95.5         97.3         96.8         95.5         94.7
     International                                         11.3         12.0         12.4         12.9         12.9         13.2
                                                      ---------    ---------    ---------    ---------    ---------    ---------
             Total                                        106.8        107.5        109.7        109.7        108.4        107.9
                                                      =========    =========    =========    =========    =========    =========

TOTAL SALES:
     North America                                    $    54.8    $    59.0    $    58.5    $    60.9    $    54.9    $    62.0
     International                                          7.7          8.2          8.2          8.3          7.7         10.4
                                                      ---------    ---------    ---------    ---------    ---------    ---------
             Total                                    $    62.5    $    67.2    $    66.7    $    69.2    $    62.6    $    72.4
                                                      =========    =========    =========    =========    =========    =========

AVERAGE MANAGED LOANS:
     North America                                    $   102.2    $   102.4    $   105.9    $   107.6    $   107.6    $   108.0
     International                                          9.5          9.8         10.4         10.4         10.2         10.6
                                                      ---------    ---------    ---------    ---------    ---------    ---------
             Total                                    $   111.7    $   112.2    $   116.3    $   118.0    $   117.8    $   118.6
                                                      =========    =========    =========    =========    =========    =========

MANAGED NET CREDIT LOSSES (IN MILLIONS OF DOLLARS):
     North America                                    $   1,217    $   1,401    $   1,448    $   1,589    $   1,681    $   1,719
     International                                           90          102          100          104          112          123
                                                      ---------    ---------    ---------    ---------    ---------    ---------
             Total                                    $   1,307    $   1,503    $   1,548    $   1,693    $   1,793    $   1,842
                                                      =========    =========    =========    =========    =========    =========

END OF PERIOD MANAGED RECEIVABLES                     $   111.9    $   116.0    $   119.5    $   122.6    $   118.9    $   122.4

NET CREDIT LOSS RATIO                                      4.74%        5.37%        5.28%        5.69%        6.17%        6.23%

LOANS 90+DAYS PAST DUE:
     In millions of dollars                           $   2,001    $   1,938    $   2,119    $   2,384     $  2,488    $   2,248
     %                                                     1.80%        1.68%        1.79%        1.96%        2.11%        1.85%

                                                        2Q 2002 VS.         YTD         YTD        YTD 2Q 2002 VS.
                                                     2Q 2001 INCREASE/       2Q         2Q      YTD 2Q 2001 INCREASE/
                                                        (DECREASE)          2001       2002          (DECREASE)
                                                    ------------------    --------    -------   ---------------------
ADJUSTED REVENUES, NET OF INTEREST EXPENSE (1)              18%           $  7,281    $ 8,490          17%
Adjusted Operating Expenses                                  6%              2,669      2,712           2%
Adjusted Provision for Credit Losses (1)                    23%              2,804      3,729          33%
                                                                          --------    -------

Core Income Before Taxes                                    29%              1,808      2,049          13%
Income Taxes                                                19%                667        708           6%
                                                                          --------    -------

CORE INCOME                                                 34%           $  1,141    $ 1,341          18%
                                                                          ========    =======

Managed Average Assets (in billions of dollars)              4%           $    118    $   123           4%
                                                                          ========    =======

Return on Managed Assets                                                      1.95%     2.20%
                                                                          ========    =======
KEY INDICATORS
(in billions of dollars)


TOTAL EOP OPEN ACCOUNTS (IN MILLIONS):
     North America                                          (1%)
     International                                          10%

             Total                                           -

TOTAL SALES:
     North America                                           5%           $  113.8    $ 116.9           3%
     International                                          27%               15.9       18.1          14%
                                                                          --------    -------
             Total                                           8%           $  129.7    $ 135.0           4%
                                                                          ========    =======

AVERAGE MANAGED LOANS:
     North America                                           5%           $  102.3    $ 107.8           5%
     International                                           8%                9.7       10.4           7%
                                                                          --------    -------
             Total                                           6%           $  112.0    $ 118.2           6%
                                                                          ========    =======

MANAGED NET CREDIT LOSSES (IN MILLIONS OF DOLLARS):
     North America                                          23%           $  2,618    $ 3,400          30%
     International                                          21%                192        235          22%
                                                                          --------    -------
             Total                                          23%           $  2,810    $ 3,635          29%
                                                                          ========    =======

END OF PERIOD MANAGED RECEIVABLES                            6%

NET CREDIT LOSS RATIO

LOANS 90+DAYS PAST DUE:
     In millions of dollars                                 16%
     %

(1)  On a managed basis.

NM   Not meaningful

Reclassified to conform to the current period's presentation.

[CITIGROUP LOGO]

GLOBAL CONSUMER
CARDS
GEOGRAPHIC DISTRIBUTION
(In millions of dollars)

                                                                  1Q         2Q         3Q        4Q          1Q         2Q
                                                                 2001       2001       2001      2001        2002       2002
                                                               --------   --------   --------   --------   --------   --------
GEOGRAPHIC DISTRIBUTION

NORTH AMERICA

     ADJUSTED REVENUES, NET OF INTEREST EXPENSE (1)            $  3,047   $  3,130   $  3,470   $  3,738   $  3,609   $  3,768
     Adjusted Operating Expenses                                  1,058      1,024      1,082      1,122      1,040      1,090
     Adjusted Provision for Credit Losses (1)                     1,229      1,379      1,449      1,589      1,681      1,719
                                                               --------   --------   --------   --------   --------   --------
     Core Income Before Taxes                                       760        727        939      1,027        888        959
     Income Taxes                                                   283        271        348        349        320        328
                                                               --------   --------   --------   --------   --------   --------
     CORE INCOME                                               $    477   $    456   $    591   $    678   $    568   $    631
                                                               ========   ========   ========   ========   ========   ========
     Managed Average Assets (in billions of dollars)           $    107   $    107   $    111   $    112   $    112   $    112
                                                               ========   ========   ========   ========   ========   ========
     Return on Managed Assets                                      1.81%      1.71%      2.11%      2.40%      2.06%      2.26%
                                                               ========   ========   ========   ========   ========   ========

INTERNATIONAL

     TOTAL REVENUES, NET OF INTEREST EXPENSE                   $    559   $    545   $    562   $    457   $    541   $    572
     Adjusted Operating Expenses                                    297        290        279        276        281        301
     Provision for Credit Losses                                     93        103        103        105        230         99
                                                               --------   --------   --------   --------   --------   --------
     Core Income Before Taxes                                       169        152        180         76         30        172
     Income Taxes                                                    60         53         61         23          1         59
                                                               --------   --------   --------   --------   --------   --------
     CORE INCOME                                               $    109   $     99   $    119   $     53   $     29   $    113
                                                               ========   ========   ========   ========   ========   ========
     Average Assets (in billions of dollars)                   $     10   $     11   $     11   $     11   $     11   $     11
                                                               ========   ========   ========   ========   ========   ========
     Return on Assets                                              4.42%      3.61%      4.29%      1.91%      1.07%      4.12%
                                                               ========   ========   ========   ========   ========   ========

                                                                2Q 2002 VS.       YTD         YTD        YTD 2Q 2002 VS.
                                                             2Q 2001 INCREASE/     2Q         2Q      YTD 2Q 2001 INCREASE/
                                                                (DECREASE)        2001       2002          (DECREASE)
                                                            ------------------  --------    -------   ---------------------
GEOGRAPHIC DISTRIBUTION

NORTH AMERICA

     ADJUSTED REVENUES, NET OF INTEREST EXPENSE (1)                 20%         $  6,177   $  7,377           19%
     Adjusted Operating Expenses                                     6%            2,082      2,130            2%
     Adjusted Provision for Credit Losses (1)                       25%            2,608      3,400           30%
                                                                                --------   --------
     Core Income Before Taxes                                       32%            1,487      1,847           24%
     Income Taxes                                                   21%              554        648           17%
                                                                                --------   --------
     CORE INCOME                                                    38%         $    933   $  1,199           29%
                                                                                ========   ========
     Managed Average Assets (in billions of dollars)                 5%         $    107   $    112            5%
                                                                                ========   ========
     Return on Managed Assets                                                       1.76%      2.16%
                                                                                ========   ========

INTERNATIONAL

     TOTAL REVENUES, NET OF INTEREST EXPENSE                         5%         $  1,104   $  1,113            1%
     Adjusted Operating Expenses                                     4%              587        582           (1%)
     Provision for Credit Losses                                    (4%)             196        329           68%
                                                                                --------   --------
     Core Income Before Taxes                                       13%              321        202          (37%)
     Income Taxes                                                   11%              113         60          (47%)
                                                                                --------   --------
     CORE INCOME                                                    14%         $    208   $    142          (32%)
                                                                                ========   ========
     Average Assets (in billions of dollars)                         -          $     11   $     11            -
                                                                                ========   ========
     Return on Assets                                                               3.81%      2.60%
                                                                                ========   ========

(1)  On a managed basis.

NM   Not meaningful

Reclassified to conform to the current period's presentation.

[CITIGROUP LOGO]

GLOBAL CONSUMER
CARDS
CITICARDS AND DINERS CLUB N.A. - SUPPLEMENTAL DATA
(In millions of dollars)

                                                                  1Q         2Q         3Q        4Q          1Q         2Q
                                                                 2001       2001       2001      2001        2002       2002
                                                               --------   --------   --------   --------   --------   --------
CITICARDS AND DINERS CLUB N.A. :

ADJUSTED REVENUES, NET OF INTEREST EXPENSE                     $  3,012   $  3,085   $  3,340   $  3,548   $  3,438   $  3,589
Adjusted Operating Expenses                                       1,040      1,002      1,002      1,019        953      1,015
Adjusted Provision for Credit Losses                              1,221      1,371      1,434      1,567      1,659      1,705
                                                               --------   --------   --------   --------   --------   --------
Core Income Before Taxes                                            751        712        904        962        826        869
Income Taxes                                                        279        264        338        339        306        313
                                                               --------   --------   --------   --------   --------   --------
CORE INCOME                                                    $    472   $    448   $    566   $    623   $    520   $    556
                                                               ========   ========   ========   ========   ========   ========
Managed Average Assets (in billions of dollars)                $    106   $    106   $    109   $    110   $    110   $    110
                                                               ========   ========   ========   ========   ========   ========
Return on Managed Assets                                           1.81%      1.70%      2.06%      2.25%      1.92%      2.03%
                                                               ========   ========   ========   ========   ========   ========
CITICARDS (1):
KEY INDICATORS:
(in billions of dollars)

Net Interest Revenue (in millions of dollars) (2)              $  2,379   $  2,421   $  2,696   $  2,904   $  2,767   $  2,717
% of Average Managed Loans                                         9.63%      9.65%     10.38%     11.04%     10.77%     10.41%

Risk Adjusted Revenue (in millions of dollars) (3)             $  1,716   $  1,613   $  1,838   $  1,909   $  1,705   $  1,771
% of Average Managed Loans                                         6.95%      6.43%      7.08%      7.25%      6.64%      6.78%

Adjusted Operating Expenses as % of Average Managed Loans          3.93%      3.73%      3.61%      3.50%      3.48%      3.67%

End of Period Managed Receivables                              $  100.5   $  103.9   $  105.6   $  108.9   $  105.4   $  108.2
Total EOP Open Accounts (in millions)                              93.2       94.1       93.4       92.9       91.6       90.6
Total Sales                                                    $   51.2   $   55.6   $   55.0   $   56.7   $   50.8   $   57.7

END OF PERIOD LOANS:
     On Balance Sheet                                          $   32.6   $   32.6   $   33.0   $   34.2   $   31.8   $   35.2
     Securitized                                                   60.1       61.4       65.2       67.0       65.9       65.8
     Held for Sale                                                  7.0        9.0        6.5        6.5        6.5        6.5
                                                               --------   --------   --------   --------   --------   --------
        Total                                                  $   99.7   $  103.0   $  104.7   $  107.7   $  104.2   $  107.5
                                                               ========   ========   ========   ========   ========   ========
AVERAGE LOANS:
     On Balance Sheet                                          $   34.7   $   33.5   $   33.5   $   33.0   $   30.9   $   33.0
     Securitized                                                   58.5       59.7       61.3       64.9       66.8       65.2
     Held for Sale                                                  7.0        7.4        8.2        6.5        6.5        6.5
                                                               --------   --------   --------   --------   --------   --------
        Total                                                  $  100.2   $  100.6   $  103.0   $  104.4   $  104.2   $  104.7
                                                               ========   ========   ========   ========   ========   ========
NET CREDIT LOSSES (IN MILLIONS OF DOLLARS):
     On Balance Sheet                                          $    465   $    481   $    541   $    615   $    633   $    615
     Securitized                                                    668        812        790        870        935        989
     Held for Sale                                                   63         90         92         69         78         92
                                                               --------   --------   --------   --------   --------   --------
        Total                                                  $  1,196   $  1,383   $  1,423   $  1,554   $  1,646   $  1,696
                                                               ========   ========   ========   ========   ========   ========
COINCIDENT NET CREDIT LOSS RATIO                                   4.84%      5.51%      5.48%      5.91%      6.41%      6.50%

12 MONTH LAGGED NET CREDIT LOSS RATIO                              5.72%      6.29%      5.96%      6.23%      6.66%      6.76%

LOANS 90+ DAYS PAST DUE:
     In millions of dollars                                    $  1,836   $  1,775   $  1,908   $  2,135   $  2,219   $  1,982
     %                                                             1.84%      1.72%      1.82%      1.98%      2.13%      1.84%

                                                                2Q 2002 VS.       YTD        YTD         YTD 2Q 2002 VS.
                                                             2Q 2001 INCREASE/     2Q         2Q      YTD 2Q 2001 INCREASE/
                                                                (DECREASE)        2001       2002          (DECREASE)
                                                            ------------------  --------   --------   ---------------------

CITICARDS AND DINERS CLUB N.A. :

ADJUSTED REVENUES, NET OF INTEREST EXPENSE                          16%         $  6,097   $  7,027           15%
Adjusted Operating Expenses                                          1%            2,042      1,968           (4%)
Adjusted Provision for Credit Losses                                24%            2,592      3,364           30%
                                                                                --------   --------
Core Income Before Taxes                                            22%            1,463      1,695           16%
Income Taxes                                                        19%              543        619           14%
                                                                                --------   --------
CORE INCOME                                                         24%         $    920   $  1,076           17%
                                                                                ========   ========
Managed Average Assets (in billions of dollars)                      4%         $    106   $    110            4%
                                                                                ========   ========
Return on Managed Assets                                                            1.75%      1.97%
                                                                                ========   ========
CITICARDS (1):
KEY INDICATORS:
(in billions of dollars)

Net Interest Revenue (in millions of dollars) (2)                   12%         $  4,800   $  5,484           14%
% of Average Managed Loans                                                          9.64%     10.59%

Risk Adjusted Revenue (in millions of dollars) (3)                  10%         $  3,329   $  3,476            4%
% of Average Managed Loans                                                          6.69%      6.71%

Adjusted Operating Expenses as % of Average Managed Loans

End of Period Managed Receivables                                    4%
Total EOP Open Accounts (in millions)                               (4%)
Total Sales                                                          4%

END OF PERIOD LOANS:
     On Balance Sheet                                                8%
     Securitized                                                     7%
     Held for Sale                                                 (28%)

        Total                                                        4%

AVERAGE LOANS:
     On Balance Sheet                                               (1%)        $   34.1   $   32.0           (6%)
     Securitized                                                     9%             59.1       66.0           12%
     Held for Sale                                                 (12%)             7.2        6.5          (10%)
                                                                                --------   --------
        Total                                                        4%         $  100.4   $  104.5            4%
                                                                                ========   ========
NET CREDIT LOSSES (IN MILLIONS OF DOLLARS):
     On Balance Sheet                                               28%         $    946   $  1,248           32%
     Securitized                                                    22%            1,480      1,924           30%
     Held for Sale                                                   2%              153        170           11%
                                                                                --------   --------
        Total                                                       23%         $  2,579   $  3,342           30%
                                                                                ========   ========
COINCIDENT NET CREDIT LOSS RATIO

12 MONTH LAGGED NET CREDIT LOSS RATIO

LOANS 90+ DAYS PAST DUE:
     In millions of dollars                                         12%
     %

(1) CitiCards is included within the North American Region of Cards and excludes Diners Club N.A., Mexico and Puerto Rico.
(2)  Includes delinquency and other risk-based charges.
(3)  Risk Adjusted Revenue is adjusted revenues less managed net credit losses.
NM   Not meaningful

Reclassified to conform to the current period's presentation.

[CITIGROUP LOGO]

GLOBAL CONSUMER
CONSUMER FINANCE
(In millions of dollars)

                                                                  1Q         2Q         3Q        4Q          1Q         2Q
                                                                 2001       2001       2001      2001        2002       2002
                                                               --------   --------   --------   --------   --------   --------
ADJUSTED REVENUES, NET OF INTEREST EXPENSE                     $  2,153   $  2,178   $  2,300   $  2,237   $  2,298   $  2,406
Adjusted Operating Expenses                                         922        813        812        755        728        764
Adjusted Provision for Credit Losses                                603        594        623        709        737        763
                                                               --------   --------   --------   --------   --------   --------
Core Income Before Taxes                                            628        771        865        773        833        879
Income Taxes                                                        231        280        316        285        297        314
                                                               --------   --------   --------   --------   --------   --------
CORE INCOME                                                    $    397   $    491   $    549   $    488   $    536   $    565
                                                               ========   ========   ========   ========   ========   ========
Average Assets (in billions of dollars)                        $     82   $     83   $     85   $     86   $     87   $     90
                                                               ========   ========   ========   ========   ========   ========
Return on Assets                                                   1.96%      2.37%      2.56%      2.25%      2.50%      2.52%
                                                               ========   ========   ========   ========   ========   ========

KEY INDICATORS

AVERAGE LOANS (IN BILLIONS OF DOLLARS):
     Real estate secured loans                                 $   43.1   $   43.4   $   44.5   $   45.3   $   45.5   $   46.3
     Personal loans                                                18.7       18.9       19.4       19.6       19.2       20.6
     Auto                                                           3.8        4.4        4.9        5.4        5.7        6.1
     Sales finance and other                                        3.5        3.5        3.5        3.5        3.0        3.6
                                                               --------   --------   --------   --------   --------   --------
        Total                                                  $   69.1   $   70.2   $   72.3   $   73.8   $   73.4   $   76.6
                                                               ========   ========   ========   ========   ========   ========
AVERAGE LOANS (IN BILLIONS OF DOLLARS):
     North America                                             $   56.2   $   57.0   $   58.2   $   59.2   $   59.8   $   60.9
     International                                                 12.9       13.2       14.1       14.6       13.6       15.7
                                                               --------   --------   --------   --------   --------   --------
        Total                                                  $   69.1   $   70.2   $   72.3   $   73.8   $   73.4   $   76.6
                                                               ========   ========   ========   ========   ========   ========
AVERAGE YIELD
     North America                                                14.05%     13.86%     13.53%     13.20%     13.18%     13.06%
     International                                                27.25%     25.36%     24.83%     23.07%     22.43%     23.37%

        Total                                                     16.50%     16.02%     15.73%     15.14%     14.93%     15.15%

AVERAGE NET INTEREST MARGIN
     North America                                                 7.92%      8.18%      8.31%      8.36%      8.57%      8.50%
     International                                                23.78%     22.10%     21.78%     20.84%     20.59%     21.92%

        Total                                                     10.87%     10.79%     10.93%     10.83%     10.84%     11.22%

NET CREDIT LOSS RATIO                                              2.99%      2.91%      2.94%      3.54%      3.63%      3.71%

LOANS 90+ DAYS PAST DUE:
     In millions of dollars                                    $  1,764   $  1,943   $  2,134   $  2,243   $  2,213   $  2,131
     %                                                             2.54%      2.74%      2.89%      3.04%      2.97%      2.72%

NUMBER OF OFFICES:
     North America                                                2,576      2,484      2,468      2,413      2,394      2,410
     International                                                1,180      1,183      1,174      1,150      1,141      1,198
                                                               --------   --------   --------   --------   --------   --------
        Total                                                     3,756      3,667      3,642      3,563      3,535      3,608
                                                               ========   ========   ========   ========   ========   ========

                                                                2Q 2002 VS.        YTD        YTD         YTD 2Q 2002 VS.
                                                             2Q 2001 INCREASE/      2Q         2Q      YTD 2Q 2001 INCREASE/
                                                                (DECREASE)         2001       2002          (DECREASE)
                                                             -----------------   --------   --------   ---------------------
ADJUSTED REVENUES, NET OF INTEREST EXPENSE                         10%           $  4,331   $  4,704            9%
Adjusted Operating Expenses                                        (6%)             1,735      1,492          (14%)
Adjusted Provision for Credit Losses                               28%              1,197      1,500           25%
                                                                                 --------   --------
Core Income Before Taxes                                           14%              1,399      1,712           22%
Income Taxes                                                       12%                511        611           20%
                                                                                 --------   --------
CORE INCOME                                                        15%           $    888   $  1,101           24%
                                                                                 ========   ========
Average Assets (in billions of dollars)                             8%           $     83   $     89            7%
                                                                                 ========   ========
Return on Assets                                                                     2.16%      2.49%
                                                                                 ========   ========

KEY INDICATORS

AVERAGE LOANS (IN BILLIONS OF DOLLARS):
     Real estate secured loans                                      7%           $   43.3   $   45.9            6%
     Personal loans                                                 9%               18.8       19.9            6%
     Auto                                                          39%                4.1        5.9           44%
     Sales finance and other                                        3%                3.5        3.3           (6%)
                                                                                 --------   --------
        Total                                                       9%           $   69.7   $   75.0            8%
                                                                                 ========   ========
AVERAGE LOANS (IN BILLIONS OF DOLLARS):
     North America                                                  7%           $   56.6   $   60.3            7%
     International                                                 19%               13.1       14.7           12%
                                                                                 --------   --------
        Total                                                       9%           $   69.7   $   75.0            8%
                                                                                 ========   ========
AVERAGE YIELD
     North America
     International

        Total

AVERAGE NET INTEREST MARGIN
     North America
     International

        Total

NET CREDIT LOSS RATIO

LOANS 90+ DAYS PAST DUE:
     In millions of dollars                                        10%
     %

NUMBER OF OFFICES:
     North America                                                 (3%)
     International                                                  1%

        Total                                                      (2%)


Reclassified to conform to the current period's presentation.

[CITIGROUP LOGO]

GLOBAL CONSUMER
CONSUMER FINANCE
GEOGRAPHIC DISTRIBUTION
(In millions of dollars)

                                                                    1Q         2Q         3Q        4Q          1Q         2Q
                                                                   2001       2001       2001      2001        2002       2002
                                                                 --------   --------   --------   --------   --------   --------
GEOGRAPHIC DISTRIBUTION

NORTH AMERICA

     ADJUSTED REVENUES, NET OF INTEREST EXPENSE                  $  1,366   $  1,388   $  1,476   $  1,457   $  1,539   $  1,537
     Adjusted Operating Expenses                                      593        523        515        470        503        475
     Adjusted Provision for Benefits, Claims, and Credit Losses       415        419        439        504        509        525
                                                                 --------   --------   --------   --------   --------   --------
     Core Income Before Taxes                                         358        446        522        483        527        537
     Income Taxes                                                     134        164        195        181        193        196
                                                                 --------   --------   --------   --------   --------   --------
     CORE INCOME                                                 $    224   $    282   $    327   $    302   $    334   $    341
                                                                 ========   ========   ========   ========   ========   ========
     Average Assets (in billions of dollars)                     $     65   $     67   $     68   $     68   $     69   $     70
                                                                 ========   ========   ========   ========   ========   ========
     Return on Assets                                                1.40%      1.69%      1.91%      1.76%      1.96%      1.95%
                                                                 ========   ========   ========   ========   ========   ========

INTERNATIONAL

     TOTAL REVENUES, NET OF INTEREST EXPENSE                     $    787   $    790   $    824   $    780   $    759   $    869
     Adjusted Operating Expenses                                      329        290        297        285        225        289
     Provision for Benefits, Claims, and Credit Losses                188        175        184        205        228        238
                                                                 --------   --------   --------   --------   --------   --------
     Core Income Before Taxes                                         270        325        343        290        306        342
     Income Taxes                                                      97        116        121        104        104        118
                                                                 --------   --------   --------   --------   --------   --------
     CORE INCOME                                                 $    173   $    209   $    222   $    186   $    202   $    224
                                                                 ========   ========   ========   ========   ========   ========
     Average Assets (in billions of dollars)                     $     17   $     16   $     17   $     18   $     18   $     20
                                                                 ========   ========   ========   ========   ========   ========
     Return on Assets                                                4.13%      5.24%      5.18%      4.10%      4.55%      4.49%
                                                                 ========   ========   ========   ========   ========   ========

                                                                2Q 2002 VS.        YTD        YTD         YTD 2Q 2002 VS.
                                                             2Q 2001 INCREASE/      2Q         2Q      YTD 2Q 2001 INCREASE/
                                                                (DECREASE)         2001       2002          (DECREASE)
                                                             -----------------   --------   --------   ---------------------
GEOGRAPHIC DISTRIBUTION

NORTH AMERICA

     ADJUSTED REVENUES, NET OF INTEREST EXPENSE                     11%           $  2,754   $  3,076           12%
     Adjusted Operating Expenses                                    (9%)             1,116        978          (12%)
     Adjusted Provision for Benefits, Claims, and
       Credit Losses                                                25%                834      1,034           24%
                                                                                  --------   --------
     Core Income Before Taxes                                       20%                804      1,064           32%
     Income Taxes                                                   20%                298        389           31%
                                                                                  --------   --------
     CORE INCOME                                                    21%           $    506   $    675           33%
                                                                                  ========   ========
     Average Assets (in billions of dollars)                         4%           $     66   $     70            6%
                                                                                  ========   ========
     Return on Assets                                                                 1.55%      1.94%
                                                                                  ========   ========

INTERNATIONAL

     TOTAL REVENUES, NET OF INTEREST EXPENSE                        10%           $  1,577   $  1,628            3%
     Adjusted Operating Expenses                                     -                 619        514          (17%)
     Provision for Benefits, Claims, and Credit Losses              36%                363        466           28%
                                                                                  --------   --------
     Core Income Before Taxes                                        5%                595        648            9%
     Income Taxes                                                    2%                213        222            4%
                                                                                  --------   --------
     CORE INCOME                                                     7%           $    382   $    426           12%
                                                                                  ========   ========
     Average Assets (in billions of dollars)                        25%           $     17   $     19           12%
                                                                                  ========   ========
     Return on Assets                                                                 4.53%      4.52%
                                                                                  ========   ========

Reclassified to conform to the current period's presentation.

[CITIGROUP LOGO]

GLOBAL CONSUMER
CONSUMER FINANCE
CITIFINANCIAL - SUPPLEMENTAL DATA (1)
(In millions of dollars)

                                                                  1Q         2Q         3Q        4Q          1Q         2Q
                                                                 2001       2001       2001      2001        2002       2002
                                                               --------   --------   --------   --------   --------   --------
ADJUSTED REVENUES, NET OF INTEREST EXPENSE                     $  1,330   $  1,346   $  1,430   $  1,405   $  1,479   $  1,476
Adjusted Operating Expenses                                         569        502        492        443        475        447
Adjusted Provision for Benefits, Claims, and Credit Losses          408        412        431        495        500        516
                                                               --------   --------   --------   --------   --------   --------
Core Income Before Taxes                                            353        432        507        467        504        513
Income Taxes                                                        133        157        190        174        184        187
                                                               --------   --------   --------   --------   --------   --------
CORE INCOME                                                    $    220   $    275   $    317   $    293   $    320   $    326
                                                               ========   ========   ========   ========   ========   ========
Average Assets (in billions of dollars)                        $     64   $     66   $     67   $     67   $     68   $     69
                                                               ========   ========   ========   ========   ========   ========
Return on Assets                                                   1.39%      1.67%      1.88%      1.73%      1.91%      1.90%
                                                               ========   ========   ========   ========   ========   ========

KEY INDICATORS:

AVERAGE NET RECEIVABLES (IN BILLIONS OF DOLLARS):
     Real estate secured loans - Other                         $   34.5   $   34.2   $   34.1   $   33.9   $   33.3   $   33.0
     Real estate secured loans - PFS Sourced                        5.4        6.1        6.8        7.5        8.2        9.1
     Personal loans                                                 9.7        9.7        9.6        9.6        9.6        9.5
     Auto                                                           3.5        4.1        4.6        5.1        5.4        5.8
     Sales finance and other                                        2.6        2.4        2.6        2.6        2.7        2.9
                                                               --------   --------   --------   --------   --------   --------
        Total                                                  $   55.7   $   56.5   $   57.7   $   58.7   $   59.2   $   60.3
                                                               ========   ========   ========   ========   ========   ========

Number of offices                                                 2,430      2,336      2,320      2,221      2,199      2,199

Average yield                                                     13.87%     13.65%     13.30%     12.95%     13.07%     12.76%
Average net interest margin                                        7.76%      7.98%      8.09%      8.13%      8.41%      8.22%
Net credit loss ratio                                              2.50%      2.46%      2.45%      3.06%      2.97%      3.07%

LOANS 90+ DAYS PAST DUE:
     In millions of dollars                                    $  1,580   $  1,751   $  1,898   $  1,991   $  1,969   $  1,816
     %                                                             2.82%      3.07%      3.25%      3.38%      3.30%      2.98%

                                                                2Q 2002 VS.        YTD        YTD         YTD 2Q 2002 VS.
                                                             2Q 2001 INCREASE/      2Q         2Q      YTD 2Q 2001 INCREASE/
                                                                (DECREASE)         2001       2002          (DECREASE)
                                                             -----------------   --------   --------   ---------------------
ADJUSTED REVENUES, NET OF INTEREST EXPENSE                          10%          $  2,676   $  2,955            10%
Adjusted Operating Expenses                                        (11%)            1,071        922           (14%)
Adjusted Provision for Benefits, Claims, and Credit Losses          25%               820      1,016            24%
                                                                                 --------   --------
Core Income Before Taxes                                            19%               785      1,017            30%
Income Taxes                                                        19%               290        371            28%
                                                                                 --------   --------
CORE INCOME                                                         19%          $    495   $    646            31%
                                                                                 ========   ========
Average Assets (in billions of dollars)                              5%          $     65   $     69             6%
                                                                                 ========   ========
Return on Assets                                                                    1.54%       1.89%
                                                                                 ========   ========

KEY INDICATORS:

AVERAGE NET RECEIVABLES (IN BILLIONS OF DOLLARS):
     Real estate secured loans - Other                              (4%)         $   34.3   $   33.1            (3%)
     Real estate secured loans - PFS Sourced                        49%               5.8        8.7            50%
     Personal loans                                                 (2%)              9.7        9.6            (1%)
     Auto                                                           41%               3.8        5.6            47%
     Sales finance and other                                        21%               2.5        2.8            12%
                                                                                 --------   --------
        Total                                                        7%          $   56.1   $   59.8             7%
                                                                                 ========   ========

Number of offices                                                   (6%)

Average yield                                                                       13.87%     12.91%
Average net interest margin                                                          7.94%      8.31%
Net credit loss ratio

LOANS 90+ DAYS PAST DUE:
     In millions of dollars                                          4%
     %

(1) CitiFinancial is included within the North American Region of Consumer Finance and excludes Mexico and Puerto Rico.

Reclassified to conform to the current period's presentation.

[CITIGROUP LOGO]

GLOBAL CONSUMER
RETAIL BANKING

(In millions of dollars)

                                                                  1Q         2Q         3Q        4Q          1Q         2Q
                                                                 2001       2001       2001      2001        2002       2002
                                                               --------   --------   --------   --------   --------   --------
Total Revenues, Net of Interest Expense                        $  2,490   $  2,568   $  3,021   $  3,159   $  3,335   $  3,207
Adjusted Operating Expenses                                       1,373      1,397      1,594      1,741      1,773      1,761
Provision for Benefits, Claims and Credit Losses                    237        230        291        303        435        295
                                                               --------   --------   --------   --------   --------   --------
Core Income Before Taxes and Minority Interest                      880        941      1,136      1,115      1,127      1,151

Income Taxes                                                        312        340        403        386        391        394
Minority Interest, net of tax                                         5          7          6          9         10          9
                                                               --------   --------   --------   --------   --------   --------
CORE INCOME                                                    $    563   $    594   $    727   $    720   $    726   $    748
                                                               ========   ========   ========   ========   ========   ========

Average Assets (in billions of dollars)                        $    119   $    119   $    152   $    167   $    173   $    171
                                                               ========   ========   ========   ========   ========   ========
Return on Assets                                                   1.92%      2.00%      1.90%      1.71%      1.70%      1.75%
                                                               ========   ========   ========   ========   ========   ========
KEY INDICATORS:
(in billions of dollars)

OWNED AND SERVICED AVERAGE LOANS:
     North America                                             $   53.8   $   54.7   $   63.8   $   66.8   $   68.9   $   68.8
     International                                                 37.9       37.1       37.8       37.7       36.7       38.1
                                                               --------   --------   --------   --------   --------   --------
     Average Loans (1)                                         $   91.7   $   91.8   $  101.6   $  104.5   $  105.6   $  106.9
                                                               ========   ========   ========   ========   ========   ========

AVERAGE CUSTOMER DEPOSITS:
     North America                                             $   53.0   $   53.8   $   80.7   $   85.5   $   89.4   $   87.4
     International                                                 78.6       78.4       79.3       78.6       77.5       79.8
                                                               --------   --------   --------   --------   --------   --------
  Total                                                        $  131.6   $  132.2   $  160.0   $  164.1   $  166.9   $  167.2
                                                               ========   ========   ========   ========   ========   ========

EOP ACCOUNTS (IN MILLIONS)
     North America                                                 11.8       11.9       22.3       21.8       21.9       22.5
     International                                                 18.3       18.5       18.8       18.9       19.0       19.3
                                                               --------   --------   --------   --------   --------   --------
  Total                                                            30.1       30.4       41.1       40.7       40.9       41.8
                                                               ========   ========   ========   ========   ========   ========

BRANCHES
     North America                                                  577        576      2,019      1,945      1,950      1,888
     International                                                  897        906        907        913        909        908
                                                               --------   --------   --------   --------   --------   --------
  Total                                                           1,474      1,482      2,926      2,858      2,859      2,796
                                                               ========   ========   ========   ========   ========   ========

ATM-ONLY LOCATIONS
     North America                                                  153        156        162        165        165        179
     International                                                  300        320        380        382        392        447
                                                               --------   --------   --------   --------   --------   --------
  Total                                                             453        476        542        547        557        626
                                                               ========   ========   ========   ========   ========   ========

PROPRIETARY ATMs
     North America                                                2,331      2,320      6,554      6,574      6,652      6,706
     International                                                2,059      2,101      2,178      2,195      2,197      2,242
                                                               --------   --------   --------   --------   --------   --------
  Total                                                           4,390      4,421      8,732      8,769      8,849      8,948
                                                               ========   ========   ========   ========   ========   ========

NET CREDIT LOSS RATIO                                              0.55%      0.53%      0.72%      0.78%      0.78%      0.80%

LOANS 90+DAYS PAST DUE:
     In millions of dollars                                    $  2,270   $  2,475   $  3,316   $  3,437   $  3,481   $  3,561
     %                                                             2.48%      2.71%      3.19%      3.30%      3.34%      3.31%

PRIMERICA FINANCIAL SERVICES:

     Agents Licensed for Life Insurance                          88,907     93,998     93,156     95,679     98,272    101,358
     Life Insurance in Force (in billions of dollars)          $  415.4   $  422.9   $  427.7   $  434.8   $  441.3   $  452.6
     Total Mutual Fund Sales (in millions of dollars)          $  993.8   $  868.3   $  776.5   $  770.2   $  936.8   $  964.0
     Cash advanced on Loans (in millions of dollars) (2)       $  694.5   $1,091.9   $1,006.1   $1,077.3   $1,253.8   $1,139.8
     Variable Annuity Net Written Premiums & Deposits
           (in millions of dollars)                            $  247.6   $  237.1   $  222.1   $  217.2   $  224.9   $  249.5

                                                                2Q 2002 VS.        YTD        YTD         YTD 2Q 2002 VS.
                                                             2Q 2001 INCREASE/      2Q         2Q      YTD 2Q 2001 INCREASE/
                                                                (DECREASE)         2001       2002          (DECREASE)
                                                             -----------------   --------   --------   ---------------------
Total Revenues, Net of Interest Expense                             25%          $  5,058   $  6,542          29%
Adjusted Operating Expenses                                         26%             2,770      3,534          28%
Provision for Benefits, Claims and Credit Losses                    28%               467        730          56%
                                                                                 --------   --------
Core Income Before Taxes and Minority Interest                      22%             1,821      2,278          25%
Income Taxes                                                        16%               652        785          20%
Minority Interest, net of tax                                       29%                12         19          58%
                                                                                 --------   --------
CORE INCOME                                                         26%          $  1,157   $  1,474          27%
                                                                                 ========   ========
Average Assets (in billions of dollars)                             44%          $    119   $    172          45%
                                                                                 ========   ========
Return on Assets                                                                     1.96%      1.73%
                                                                                 ========   ========
KEY INDICATORS:
(in billions of dollars)

OWNED AND SERVICED AVERAGE LOANS:
     North America                                                  26%          $   54.3   $   68.9          27%
     International                                                   3%              37.5       37.4           -
                                                                                 --------   --------
     Average Loans (1)                                              16%          $   91.8   $  106.3          16%
                                                                                 ========   ========
AVERAGE CUSTOMER DEPOSITS:
     North America                                                  62%          $   53.4   $   88.4
     International                                                   2%              78.5       78.7
                                                                                 --------   --------
     Total                                                          26%          $  131.9   $  167.1
                                                                                 ========   ========

EOP ACCOUNTS (IN MILLIONS)
     North America                                                  89%
     International                                                   4%

     Total                                                          38%


BRANCHES
     North America                                                  NM
     International                                                   -

     Total                                                          89%


ATM-ONLY LOCATIONS
     North America                                                  15%
     International                                                  40%

     Total                                                          32%


PROPRIETARY ATMS
     North America                                                  NM
     International                                                   7%

     Total                                                          NM


NET CREDIT LOSS RATIO

LOANS 90+DAYS PAST DUE:
     In millions of dollars
     %

PRIMERICA FINANCIAL SERVICES:

     Agents Licensed for Life Insurance                              8%
     Life Insurance in Force (in billions of dollars)                7%
     Total Mutual Fund Sales (in millions of dollars)               11%
     Cash advanced on Loans (in millions of dollars) (2)             4%
     Variable Annuity Net Written Premiums & Deposits
           (in millions of dollars)                                  5%

(1)  Includes loans held for sale

(2) Represents loan products marketed by PFS; the receivables are primarily reflected in the assets of Consumer Finance.

NM   Not meaningful

[CITIGROUP LOGO]

GLOBAL CONSUMER
RETAIL BANKING
GEOGRAPHIC AND BUSINESS DISTRIBUTION

(In millions of dollars)

                                                                  1Q         2Q         3Q        4Q          1Q         2Q
                                                                 2001       2001       2001      2001        2002       2002
                                                               --------   --------   --------   --------   --------   --------
REVENUES:

NORTH AMERICA:

     Citibanking North America                                 $    637   $    692   $    740   $    762   $    796   $    805
     Consumer Assets                                                239        265        257        261        299        311
     Primerica Financial Services                                   490        497        493        499        512        522
     Mexico                                                          24         28        399        554        565        577
                                                               --------   --------   --------   --------   --------   --------
     TOTAL NORTH AMERICA RETAIL BANKING                        $  1,390   $  1,482   $  1,889   $  2,076   $  2,172   $  2,215
                                                               --------   --------   --------   --------   --------   --------
INTERNATIONAL:

     Western Europe                                            $    389   $    373   $    397   $    406   $    416   $    457
     Japan                                                          106        109        114        106        104        113
     Asia (excluding Japan)                                         319        319        323        336        327        327
     Latin America                                                  205        200        210        148        224         (5)
     CEEMEA                                                          81         85         88         87         92        100
                                                               --------   --------   --------   --------   --------   --------
     TOTAL INTERNATIONAL RETAIL BANKING                           1,100      1,086      1,132      1,083      1,163        992
                                                               --------   --------   --------   --------   --------   --------
     TOTAL RETAIL BANKING                                      $  2,490   $  2,568   $  3,021   $  3,159   $  3,335   $  3,207
                                                               ========   ========   ========   ========   ========   ========

CORE INCOME:

NORTH AMERICA:

     Citibanking North America                                 $    152   $    152   $    155   $    180   $    192   $    201
     Consumer Assets                                                 75         86         90         92         93        106
     Primerica Financial Services                                   125        128        125        134        128        137
     Mexico                                                         (19)       (22)        85         53         90        100
                                                               --------   --------   --------   --------   --------   --------
     TOTAL NORTH AMERICA RETAIL BANKING                        $    333   $    344   $    455   $    459   $    503   $    544
                                                               --------   --------   --------   --------   --------   --------
INTERNATIONAL:

     Western Europe                                            $     70   $     69   $     78   $     88   $     93   $    106
     Japan                                                           31         34         38         35         33         37
     Asia (excluding Japan)                                          99        104        105        112        104        108
     Latin America                                                   22         30         35          9        (19)       (60)
     CEEMEA                                                           8         13         16         17         12         13
                                                               --------   --------   --------   --------   --------   --------
     TOTAL INTERNATIONAL RETAIL BANKING                             230        250        272        261        223        204
                                                               --------   --------   --------   --------   --------   --------
     TOTAL RETAIL BANKING                                      $    563   $    594   $    727   $    720   $    726   $    748
                                                               ========   ========   ========   ========   ========   ========

                                                                2Q 2002 VS.        YTD        YTD         YTD 2Q 2002 VS.
                                                             2Q 2001 INCREASE/      2Q         2Q      YTD 2Q 2001 INCREASE/
                                                                (DECREASE)         2001       2002          (DECREASE)
                                                             -----------------   --------   --------   ---------------------
REVENUES:

NORTH AMERICA:

     Citibanking North America                                     16%           $  1,329   $  1,601            20%
     Consumer Assets                                               17%                504        610            21%
     Primerica Financial Services                                   5%                987      1,034             5%
     Mexico                                                        NM                  52      1,142            NM
                                                                                 --------   --------
     TOTAL NORTH AMERICA RETAIL BANKING                            49%           $  2,872   $  4,387            53%
                                                                                 --------   --------
INTERNATIONAL:

     Western Europe                                                23%           $    762   $    873            15%
     Japan                                                          4%                215        217             1%
     Asia (excluding Japan)                                         3%                638        654             3%
     Latin America                                                 NM                 405        219           (46%)
     CEEMEA                                                        18%                166        192            16%
                                                                                 --------   --------
     TOTAL INTERNATIONAL RETAIL BANKING                            (9%)             2,186      2,155            (1%)
                                                                                 --------   --------
     TOTAL RETAIL BANKING                                          25%           $  5,058   $  6,542            29%
                                                                                 ========   ========

CORE INCOME:

NORTH AMERICA:

     Citibanking North America                                     32%           $    304   $    393            29%
     Consumer Assets                                               23%                161        199            24%
     Primerica Financial Services                                   7%                253        265             5%
     Mexico                                                        NM                 (41)       190            NM
                                                                                 --------   --------
     TOTAL NORTH AMERICA RETAIL BANKING                            58%           $    677   $  1,047            55%
                                                                                 --------   --------
INTERNATIONAL:

     Western Europe                                                54%           $    139   $    199            43%
     Japan                                                          9%                 65         70             8%
     Asia (excluding Japan)                                         4%                203        212             4%
     Latin America                                                 NM                  52        (79)           NM
     CEEMEA                                                         -                  21         25            19%
                                                                                 --------   --------
     TOTAL INTERNATIONAL RETAIL BANKING                           (18%)               480        427           (11%)
                                                                                 --------   --------
     TOTAL RETAIL BANKING                                          26%           $  1,157   $  1,474            27%
                                                                                 ========   ========

NM Not meaningful

[CITIGROUP LOGO]

GLOBAL CORPORATE AND INVESTMENT BANK
INCOME STATEMENT
(In millions of dollars)


                                                                   1Q           2Q           3Q           4Q           1Q
                                                                  2001         2001         2001         2001         2002
                                                               ----------   ----------   ----------   ----------   ----------
REVENUES:
 Commissions and Fees                                          $    1,402   $    1,320   $    1,218   $    1,260   $    1,363
 Asset Management and Administration Fees                             704          682          695          636          675
 Investment Banking                                                 1,239        1,138          929        1,210        1,043
 Principal Transactions                                             2,077        1,268          812          684        1,360
 Other Income                                                         290          139          445          138           (8)
                                                               ----------   ----------   ----------   ----------   ----------
   Total Non-Interest Revenues                                      5,712        4,547        4,099        3,928        4,433

   Net Interest and Dividends                                       1,846        1,987        2,015        2,612        2,411
                                                               ----------   ----------   ----------   ----------   ----------

     Total Revenues, Net of Interest Expense                        7,558        6,534        6,114        6,540        6,844
                                                               ----------   ----------   ----------   ----------   ----------
Non-Interest Expenses:
 Compensation and Benefits                                          3,333        2,748        2,518        2,754        3,014
 Other Operating and Administrative Expenses                        1,630        1,339        1,350        1,419        1,180
                                                               ----------   ----------   ----------   ----------   ----------

     Total Non-Interest Expenses                                    4,963        4,087        3,868        4,173        4,194
                                                               ----------   ----------   ----------   ----------   ----------
Provision for Credit Losses                                           277          288          217          682          680
                                                               ----------   ----------   ----------   ----------   ----------
Core Income Before Taxes and Minority Interest                      2,318        2,159        2,029        1,685        1,970

Income Taxes and Minority Interest, Net of Tax                        842          769          734          591          684
                                                               ----------   ----------   ----------   ----------   ----------

   CORE INCOME                                                 $    1,476   $    1,390   $    1,295   $    1,094   $    1,286
                                                               ==========   ==========   ==========   ==========   ==========

Pre-tax Profit Margin                                                30.7%        33.0%        33.2%        25.8%        28.8%
Non-Compensation Expenses as a Percent of
 Net Revenues                                                        21.6%        20.5%        22.1%        21.7%        17.2%
Compensation and Benefits Expenses as a Percent of
 Net Revenues                                                        44.1%        42.1%        41.2%        42.1%        44.0%

                                                                                2Q 2002 VS.              YTD          YTD
                                                                   2Q       2Q 2001 VS. INCREASE/        2Q           2Q
                                                                  2002           (DECREASE)             2001         2002
                                                               ----------   ----------------------   ----------   ----------
REVENUES:
 Commissions and Fees                                          $    1,394               6%            $    2,722   $    2,757
 Asset Management and Administration Fees                             699               2%                 1,386        1,374
 Investment Banking                                                 1,117              (2%)                2,377        2,160
 Principal Transactions                                             1,134             (11%)                3,345        2,494
 Other Income                                                         141               1%                   429          133
                                                               ----------                             ----------   ----------

   Total Non-Interest Revenues                                      4,485              (1%)               10,259        8,918
   Net Interest and Dividends                                       2,382              20%                 3,833        4,793
                                                               ----------                             ----------   ----------

     Total Revenues, Net of Interest Expense                        6,867               5%                14,092       13,711
                                                               ----------                             ----------   ----------
Non-Interest Expenses:
 Compensation and Benefits                                          2,869               4%                 6,081        5,883
 Other Operating and Administrative Expenses                        1,319              (1%)                2,969        2,499
                                                               ----------                             ----------   ----------

     Total Non-Interest Expenses                                    4,188               2%                 9,050        8,382
                                                               ----------                             ----------   ----------
Provision for Credit Losses                                           460              60%                   565        1,140
                                                               ----------                             ----------   ----------
Core Income Before Taxes and Minority Interest                      2,219               3%                 4,477        4,189

Income Taxes and Minority Interest, Net of Tax                        774               1%                 1,611        1,458
                                                               ----------                             ----------   ----------

   CORE INCOME                                                 $    1,445               4%            $    2,866   $    2,731
                                                               ==========                             ==========   ==========

Pre-tax Profit Margin                                                32.3%                                  31.8%        30.6%
Non-Compensation Expenses as a Percent of
 Net Revenues                                                        19.2%                                  21.1%        18.2%
Compensation and Benefits Expenses as a Percent of
 Net Revenues                                                        41.8%                                  43.2%        42.9%


                                                                  YTD 2Q 2002 VS.
                                                               YTD 2Q 2001 INCREASE/
                                                                     (DECREASE)
                                                               ----------------------
REVENUES:
 Commissions and Fees                                                    1%
 Asset Management and Administration Fees                               (1%)
 Investment Banking                                                     (9%)
 Principal Transactions                                                (25%)
 Other Income                                                          (69%)

   Total Non-Interest Revenues                                         (13%)
   Net Interest and Dividends                                           25%

     Total Revenues, Net of Interest Expense                            (3%)

Non-Interest Expenses:
 Compensation and Benefits                                              (3%)
 Other Operating and Administrative Expenses                           (16%)

     Total Non-Interest Expenses                                        (7%)

Provision for Credit Losses                                             NM

Core Income Before Taxes and Minority Interest                          (6%)
Income Taxes and Minority Interest, Net of Tax                          (9%)

   CORE INCOME                                                          (5%)

Pre-tax Profit Margin
Non-Compensation Expenses as a Percent of
 Net Revenues
Compensation and Benefits Expenses as a Percent of Net Revenues

NM  Not meaningful
Reclassified to conform to the current period's presentation.

[CITIGROUP LOGO]

GLOBAL CORPORATE AND INVESTMENT BANK
REVENUE DETAILS
(In millions of dollars)

                                                                   1Q           2Q           3Q           4Q          1Q
                                                                  2001         2001         2001         2001        2002
                                                               ----------   ----------   ----------   ----------   -----------
INVESTMENT BANKING REVENUE:
  Underwriting                                                 $      657   $      656   $      522   $      587   $      691
  Advisory and Other Fees                                             582          482          407          623          352
                                                               ----------   ----------   ----------   ----------   ----------

   Total Investment Banking Revenues                           $    1,239   $    1,138   $      929   $    1,210   $    1,043
                                                               ==========   ==========   ==========   ==========   ==========

TRADING RELATED REVENUE BY PRODUCT
       Fixed Income                                            $    1,299   $      969   $      800   $    1,016   $    1,398
       Equities                                                       472          214          101           95          147
       Foreign Exchange                                               365          399          295          458          467
       All Other                                                       64           47           38           48           77
                                                               ----------   ----------   ----------   ----------   ----------

      Total Trading Related Revenue                            $    2,200   $    1,629   $    1,234   $    1,617   $    2,089
                                                               ==========   ==========   ==========   ==========   ==========

TRADING RELATED REVENUE BY INCOME STATEMENT LINE
       Principal Transactions                                  $    2,077   $    1,268   $      812   $      684   $    1,360
       Net Interest Revenue                                           123          361          422          933          729
                                                               ----------   ----------   ----------   ----------   ----------

      Total Trading Related Revenue                            $    2,200   $    1,629   $    1,234   $    1,617   $    2,089
                                                               ==========   ==========   ==========   ==========   ==========

                                                                                 2Q 2002 VS.             YTD           YTD
                                                                   2Q       2Q 2001 VS. INCREASE/        2Q            2Q
                                                                  2002           (DECREASE)              2001          2002
                                                               ----------   ---------------------     ----------    ----------
INVESTMENT BANKING REVENUE:
  Underwriting                                                 $      667               2%            $    1,313   $    1,358
  Advisory and Other Fees                                             450              (7%)                1,064          802
                                                               ----------                             ----------   ----------

   Total Investment Banking Revenues                           $    1,117              (2%)           $    2,377   $    2,160
                                                               ==========                             ==========   ==========

TRADING RELATED REVENUE BY PRODUCT
       Fixed Income                                            $    1,157              19%            $    2,268   $    2,555
       Equities                                                       180             (16%)                  686          327
       Foreign Exchange                                               536              34%                   764        1,003
       All Other                                                       53              13%                   111          130

      Total Trading Related Revenue                            $    1,926              18%            $    3,829   $    4,015


TRADING RELATED REVENUE BY INCOME STATEMENT LINE
       Principal Transactions                                  $    1,134             (11%)           $    3,345   $    2,494
       Net Interest Revenue                                           792              NM                    484        1,521
                                                               ----------                             ----------   ----------

      Total Trading Related Revenue                            $    1,926              18%            $    3,829   $    4,015
                                                               ==========                             ==========   ==========

                                                                   YTD 2Q 2002 VS.
                                                                YTD 2Q 2001 INCREASE/
                                                                     (DECREASE)
                                                                ---------------------
INVESTMENT BANKING REVENUE:
  Underwriting                                                            3%
  Advisory and Other Fees                                               (25%)

   Total Investment Banking Revenues                                     (9%)

TRADING RELATED REVENUE BY PRODUCT
       Fixed Income                                                      13%
       Equities                                                         (52%)
       Foreign Exchange                                                  31%
       All Other                                                         17%

      Total Trading Related Revenue                                       5%

TRADING RELATED REVENUE BY INCOME STATEMENT LINE
       Principal Transactions                                           (25%)
       Net Interest Revenue                                              NM

      Total Trading Related Revenue                                       5%

NM Not meaningful

Reclassified to conform to the current period's presentation.

[CITIGROUP LOGO]

GLOBAL CORPORATE AND INVESTMENT BANK
CAPITAL MARKETS AND BANKING
(In millions of dollars)


                                                        1Q            2Q           3Q           4Q           1Q
                                                       2001          2001         2001         2001         2002
                                                    -----------   ----------   ----------   ----------   -----------
TOTAL REVENUES, NET OF INTEREST EXPENSE             $     5,172   $    4,153   $    3,868   $    4,299   $     4,631
Adjusted Operating Expenses                               2,984        2,227        2,089        2,441         2,435
Provision for Credit Losses                                 270          286          212          671           611
                                                    -----------   ----------   ----------   ----------   -----------

Core Income Before Taxes                                  1,918        1,640        1,567        1,187         1,585
Income Taxes                                                717          607          561          419           556
                                                    -----------   ----------   ----------   ----------   -----------

CORE INCOME                                         $     1,201   $    1,033   $    1,006   $      768   $     1,029
                                                    ===========   ==========   ==========   ==========   ===========

INVESTMENT BANKING
UNDERWRITING (FULL CREDIT TO BOOK MANAGER):
  DEBT AND EQUITY:
     Global Volume (1)                              $   130,991   $  119,208   $   95,719   $  150,678   $   135,426
     Global Market Share                                   12.2%        11.0%        10.8%        14.2%         11.6%
     Rank                                                     2            2            1            1             1

     U.S. Volume (2)                                $    99,735   $   94,985   $   80,201   $  127,913   $   112,515
     U.S. Market Share                                     14.1%        12.5%        11.9%        16.6%         13.6%
     Rank                                                     2            2            1            1             1

                                                                   2Q 2002 VS.          YTD         YTD         YTD 2Q 2002 VS.
                                                        2Q       2Q 2001 INCREASE/      2Q           2Q      YTD 2Q 2001 INCREASE/
                                                       2002          (DECREASE)        2001         2002           (DECREASE)
                                                    ----------   -----------------   ---------   ---------   ---------------------
TOTAL REVENUES, NET OF INTEREST EXPENSE             $    4,509           9%          $   9,325   $   9,140              (2%)
Adjusted Operating Expenses                              2,400           8%              5,211       4,835              (7%)
Provision for Credit Losses                                455          59%                556       1,066               92%
                                                    ----------                       ---------   ---------
Core Income Before Taxes                                 1,654           1%              3,558       3,239              (9%)
Income Taxes                                               584          (4%)             1,324       1,140             (14%)
                                                    ----------                       ---------   ---------
CORE INCOME                                         $    1,070           4%          $   2,234   $   2,099              (6%)
                                                    ==========                       =========   =========

INVESTMENT BANKING
UNDERWRITING (FULL CREDIT TO BOOK MANAGER):
    DEBT AND EQUITY:
     Global Volume (1)                              $  108,851          (9%)         $ 250,199   $ 244,277              (2%)
     Global Market Share                                  10.6%                           11.6%       11.1%
     Rank                                                    1                               2           1

     U.S. Volume (2)                                $   82,890         (13%)         $ 194,720   $ 195,405               -
     U.S. Market Share                                    11.8%                           13.3%       12.7%
     Rank                                                    1                               2           1

(1) Includes non-convertible debt, Rule 144A non-convertible debt, Rule 144A non-convertible preferred, non-convertible preferred, preferred, taxable municipal debt, mortgage and asset backed debt, all common stock, convertible debt and convertible preferred. Excludes all closed end funds.

(2) Includes all U.S. mortgage and asset backed debt, U.S. non-convertible debt, U.S. Rule 144A non-convertible and U.S. taxable municipal debt, all U.S. common stock, U.S. convertible debt and U.S. convertible preferred. Excludes all closed end funds, 144A common stock, 144A convertible stock, and 144A convertible preferred.

Reclassified to conform to the current period's presentation.

[CITIGROUP LOGO]

GLOBAL CORPORATE AND INVESTMENT BANK
PRIVATE CLIENT
(In millions of dollars)

                                                        1Q            2Q           3Q           4Q            1Q           2Q
                                                       2001          2001         2001         2001          2002         2002
                                                    -----------   ----------   ----------   -----------   ----------   ----------
TOTAL REVENUES, NET OF INTEREST EXPENSE             $     1,549   $    1,508   $    1,450   $     1,433   $    1,477   $    1,523
Adjusted Operating Expenses                               1,235        1,179        1,157         1,130        1,165        1,198
Provision for Credit Losses                                   -           (1)           3             2            -            2
                                                    -----------   ----------   ----------   -----------   ----------   ----------
Core Income Before Taxes                                    314          330          290           301          312          323
Income Taxes                                                118          124          108           112          115          119
                                                    -----------   ----------   ----------   -----------   ----------   ----------
CORE INCOME                                         $       196   $      206   $      182   $       189   $      197   $      204
                                                    ===========   ==========   ==========   ===========   ==========   ==========

PRIVATE CLIENT
Financial Consultants                                    12,675       12,802       12,963        12,927       12,767       12,808
Annualized Revenue per FC (000)                     $       501   $      473   $      450   $       440   $      473   $      473
Branch offices                                              530          530          538           536          536          538

SALOMON SMITH BARNEY

CLIENT ASSETS (IN BILLIONS OF DOLLARS)

ASSETS UNDER FEE-BASED MANAGEMENT

Consulting Group and Internally Managed Accounts    $     134.4   $    149.3   $    134.9   $     150.2   $    154.3   $    137.4
Financial Consultant Managed Accounts                      51.9         57.0         49.4          54.9         55.2         49.5
                                                    -----------   ----------   ----------   -----------   ----------   ----------
    TOTAL (1)                                       $     186.3   $    206.3   $    184.3   $     205.1   $    209.5   $    186.9
                                                    ===========   ==========   ==========   ===========   ==========   ==========

Total Client Assets                                 $       911   $      981   $      905   $       977   $      994   $      939
U.S. Bank Deposit Program                           $      17.7   $     25.4   $     30.9   $      35.6   $     37.5   $     37.2

                                                       2Q 2002 VS.         YTD          YTD         YTD 2Q 2002 VS.
                                                   2Q 2001 INCREASE/       2Q           2Q       YTD 2Q 2001 INCREASE/
                                                       (DECREASE)         2001         2002           (DECREASE)
                                                   -----------------   ----------   ----------   ---------------------
TOTAL REVENUES, NET OF INTEREST EXPENSE                     1%         $    3,057   $    3,000               (2%)
Adjusted Operating Expenses                                 2%              2,414        2,363               (2%)
Provision for Credit Losses                                NM                  (1)           2               NM
                                                                       ----------   ----------
Core Income Before Taxes                                   (2%)               644          635               (1%)
Income Taxes                                               (4%)               242          234               (3%)
                                                                       ----------   ----------
CORE INCOME                                                (1%)        $      402   $      401                -
                                                                       ==========   ==========
Private Client
Financial Consultants                                       -
Annualized Revenue per FC (000)                             -
Branch offices                                              2%

SALOMON SMITH BARNEY

CLIENT ASSETS (IN BILLIONS OF DOLLARS)

ASSETS UNDER FEE-BASED MANAGEMENT
Consulting Group and Internally Managed Accounts           (8%)
Financial Consultant Managed Accounts                     (13%)

    TOTAL (1)                                              (9%)

Total Client Assets                                        (4%)
U.S. Bank Deposit Program                                  46%

(1)  Includes some assets jointly managed with Citigroup Asset Management.

NM  Not meaningful

Reclassified to conform to the current period's presentation.

[CITIGROUP LOGO]

GLOBAL CORPORATE AND INVESTMENT BANK
TRANSACTION SERVICES
(In millions of dollars)

                                               1Q           2Q           3Q           4Q           1Q           2Q
                                              2001         2001         2001         2001         2002         2002
                                           ----------   ----------   ----------   ----------   ----------   ----------
TOTAL REVENUES, NET OF INTEREST EXPENSE    $      902   $      891   $      856   $      867   $      835   $      939
Adjusted Operating Expenses                       749          698          697          684          642          626
Provision for Credit Losses                         7            3            2            9           69            3
                                           ----------   ----------   ----------   ----------   ----------   ----------
Core Income Before Taxes                          146          190          157          174          124          310
Income Taxes                                       55           71           55           59           41          104
Minority Interest, net of tax                       -            3            2            2            1            2
                                           ----------   ----------   ----------   ----------   ----------   ----------
CORE INCOME                                $       91   $      116   $      100   $      113   $       82   $      204
                                           ==========   ==========   ==========   ==========   ==========   ==========

LIABILITY BALANCES (AVERAGE IN BILLIONS)   $       74   $       75   $       79   $       80   $       82   $       84

ASSETS UNDER CUSTODY (EOP IN TRILLIONS)    $      4.2   $      4.5   $      4.6   $      4.8   $      5.2   $      5.4

                                           2Q 2002 VS.         YTD          YTD          YTD 2Q 2002 VS.
                                        2Q 2001 INCREASE/       2Q           2Q       YTD 2Q 2001 INCREASE/
                                           (DECREASE)          2001         2002           (DECREASE)
                                        -----------------   ----------   ----------   ---------------------
TOTAL REVENUES, NET OF INTEREST EXPENSE          5%         $    1,793   $    1,774             (1%)
Adjusted Operating Expenses                    (10%)             1,447        1,268            (12%)
Provision for Credit Losses                      -                  10           72             NM
                                                            ----------   ----------
Core Income Before Taxes                        63%                336          434             29%
Income Taxes                                    46%                126          145             15%
Minority Interest, net of tax                  (33%)                 3            3              -
                                                            ----------   ----------
CORE INCOME                                     76%         $      207   $      286             38%
                                                            ==========   ==========

LIABILITY BALANCES (AVERAGE IN BILLIONS)        12%

ASSETS UNDER CUSTODY (EOP IN TRILLIONS)         20%

NM Not meaningful

Reclassified to conform to the current period's presentation.

CITIGROUP LOGO

GLOBAL INVESTMENT MANAGEMENT
LIFE INSURANCE AND ANNUITIES
(In millions of dollars)

                                                                1Q          2Q          3Q          4Q          1Q           2Q
                                                               2001        2001        2001        2001        2002         2002
                                                            ---------   ---------   ---------   ---------   ----------   ---------
TOTAL REVENUES, NET OF INTEREST EXPENSE*                    $   1,170   $   1,014   $     972   $   1,223   $    1,002   $   1,216
Total Operating Expenses                                           97          94          91         112           92         112
Provision for Benefits and Claims                                 752         571         609         813          616         735
                                                            ---------   ---------   ---------   ---------   ----------   ---------
Core Income Before Taxes and Minority Interest                    321         349         272         298          294         369
Income Taxes                                                      106         113          84          91           90         114
Minority Interest, net of tax                                       -           -           3           7            -           -
                                                            ---------   ---------   ---------   ---------   ----------   ---------
CORE INCOME                                                 $     215   $     236   $     185   $     200   $      204   $     255
                                                            =========   =========   =========   =========   ==========   =========

Travelers Life & Annuity - Core Income                      $     209   $     230   $     178   $     201   $      200   $     206
International Insurance Manufacturing - Core Income         $       6   $       6   $       7   $      (1)  $        4   $      49

PRE-TAX CONTRIBUTION BY SOURCE:
Individual annuities                                        $     119   $     121   $      94   $      99   $      123   $     112
Group annuities                                                   111         128          95         105           98          96
Life and long-term care insurance                                  61          73          51          75           51          74
Other (includes run-off and return on excess capital)              21          19          17          16           17          17
                                                            ---------   ---------   ---------   ---------   ----------   ---------
   Total Travelers Life & Annuity                                 312         341         257         295          289         299
Total International Insurance Manufacturing                         9           8          15           3            5          70
                                                            ---------   ---------   ---------   ---------   ----------   ---------
   Total Life Insurance and Annuities                       $     321   $     349   $     272   $     298   $      294   $     369
                                                            =========   =========   =========   =========   ==========   =========
TRAVELERS LIFE AND ANNUITY:

    INDIVIDUAL ANNUITIES:
    Net written premiums and deposits:
     Fixed                                                  $     427   $     572   $     464   $     657   $      614   $     603
     Variable                                                   1,099       1,068         952         881          898         916
     Individual Payout                                             19          15          14          11           14          12
                                                            ---------   ---------   ---------   ---------   ----------   ---------
       Total                                                $   1,545   $   1,655   $   1,430   $   1,549   $    1,526   $   1,531
                                                            =========   =========   =========   =========   ==========   =========
    Policyholder account balances and benefit reserves: (1)
     Fixed                                                  $   8,272   $   8,609   $   8,908   $   9,289   $    9,681   $  10,139
     Variable                                                  18,948      20,438      17,952      20,117       20,381      18,423
     Individual Payout                                            632         632         630         626          622         618
                                                            ---------   ---------   ---------   ---------   ----------   ---------
       Total                                                $  27,852   $  29,679   $  27,490   $  30,032   $   30,684   $  29,180
                                                            =========   =========   =========   =========   ==========   =========
    GROUP ANNUITIES:
    Net written premiums and deposits (2)                   $   2,502   $   1,397   $   1,717   $   1,452   $    1,525   $   2,350

    Policyholder account balances and benefit reserves: (1)
     GIC's and other investment contracts                   $  13,732   $  14,091   $  14,795   $  15,345   $   15,563   $  16,560
     Payout group annuities                                     5,141       5,259       5,360       5,647        5,740       5,963
                                                            ---------   ---------   ---------   ---------   ----------   ---------
        Total                                               $  18,873   $  19,350   $  20,155   $  20,992   $   21,303   $  22,523
                                                            =========   =========   =========   =========   ==========   =========
    INDIVIDUAL LIFE INSURANCE:
    Net written premiums and deposits:
     Direct periodic premiums and deposits                  $     187   $     142   $     126   $     197   $      233   $     177
     Single premium deposits                                       47          48          36          77           76          72
     Reinsurance                                                  (22)        (24)        (25)        (25)         (26)        (28)
                                                            ---------   ---------   ---------   ---------   ----------   ---------
        Total                                               $     212   $     166   $     137   $     249   $      283   $     221
                                                            =========   =========   =========   =========   ==========   =========

    Policyholder account balances and benefit reserves      $   3,085   $   3,193   $   3,175   $   3,401   $    3,592   $   3,643

    Life insurance in force (in billions, face amt.)        $    69.4   $    71.0   $    72.5   $    75.0   $     77.8   $    79.6

    Life insurance issued (in billions, face amt.)          $     3.8   $     2.9   $     2.9   $     4.2   $      4.5   $     4.0

                                                                2Q 2002 VS.          YTD         YTD           YTD 2Q 2002 VS.
                                                             2Q 2001 INCREASE/       2Q          2Q         YTD 2Q 2001 INCREASE/
                                                                (DECREASE)           2001        2002            (DECREASE)
                                                             -----------------   ------------   ---------   ---------------------
TOTAL REVENUES, NET OF INTEREST EXPENSE*                              20%           $   2,184   $   2,218             2%
Total Operating Expenses                                              19%                 191         204             7%
Provision for Benefits and Claims                                     29%               1,323       1,351             2%
                                                                                 ------------   ---------
Core Income Before Taxes and Minority Interest                         6%                 670         663            (1%)
Income Taxes                                                           1%                 219         204            (7%)
Minority Interest, net of tax                                          -                    -         -                -
                                                                                 ------------   ---------
CORE INCOME                                                            8%           $     451   $     459             2%
                                                                                 ============   =========

Travelers Life & Annuity - Core Income                               (10)%          $     439   $     406            (8%)
International Insurance Manufacturing - Core Income                   NM            $      12   $      53            NM

PRE-TAX CONTRIBUTION BY SOURCE:
Individual annuities                                                  (7)%          $     240   $     235            (2%)
Group annuities                                                      (25)%                239         194           (19%)
Life and long-term care insurance                                      1%                 134         125            (7%)
Other (includes run-off and return on excess capital)                (11)%                 40          34           (15%)
                                                                                 ------------   ---------
   Total Travelers Life & Annuity                                    (12)%                653         588           (10%)
Total International Insurance Manufacturing                           NM                   17          75            NM
                                                                                 ------------   ---------

   Total Life Insurance and Annuities                                  6%           $     670   $     663            (1%)
                                                                                 ============   =========
TRAVELERS LIFE AND ANNUITY:

    INDIVIDUAL ANNUITIES:
    Net written premiums and deposits:
       Fixed                                                           5%           $     999   $   1,217            22%
       Variable                                                      (14)%              2,167       1,814           (16%)
       Individual Payout                                             (20)%                 34          26           (24%)
                                                                                 ------------   ---------
          Total                                                       (7)%          $   3,200   $   3,057            (4%)
                                                                                 ============   =========
    Policyholder account balances and benefit reserves: (1)
       Fixed                                                          18%
       Variable                                                      (10)%
       Individual Payout                                              (2)%

          Total                                                       (2)%

    GROUP ANNUITIES:
    Net written premiums and deposits (2)                             68%           $   3,899   $   3,875            (1%)
    Policyholder account balances and benefit reserves: (1)
       GIC's and other investment contracts                           18%
       Payout group annuities                                         13%

          Total                                                       16%

    INDIVIDUAL LIFE INSURANCE:
    Net written premiums and deposits:
       Direct periodic premiums and deposits                          25%           $     329   $     410            25%
       Single premium deposits                                        50%                  95         148            56%
       Reinsurance                                                   (17)%                (46)        (54)          (17%)
                                                                                 ------------   ---------
          Total                                                       33%           $     378   $     504            33%
                                                                                 ============   =========

    Policyholder account balances and benefit reserves                14%

    Life insurance in force (in billions, face amt.)                  12%

    Life insurance issued (in billions, face amt.)                    38%           $     6.7   $     8.5           27%

(1) Includes general account, separate accounts and managed funds.

(2) Excludes deposits of $167.0 and $29.0 for the first and second quarters of 2002, respectively and $28.0, $12.0, $594.0 and $275.0 in the first, second, third and fourth quarters of 2001, respectively, related to Citigroup plans previously managed externally.

    * Excludes Realized Gain / (Losses) on Investments.

    NM Not meaningful

    Reclassified to conform to the current period's presentation.

[CITIGROUP LOGO]

GLOBAL INVESTMENT MANAGEMENT
PRIVATE BANKING
(In millions of dollars)

                                                                                                   2Q 2002 VS.        YTD
                                                      1Q      2Q      3Q     4Q     1Q     2Q   2Q 2001 INCREASE/     2Q
                                                     2001    2001    2001   2001   2002   2002     (DECREASE)        2001
                                                    -----   -----   -----  -----  -----  -----  -----------------   -----
TOTAL REVENUES, NET OF INTEREST EXPENSE             $ 392   $ 376   $ 366  $ 408  $ 423  $ 427          14%         $ 768
Adjusted Operating Expenses                           239     230     225    245    254    261          13%           469
Provision for Credit Losses                             2       1       4     16      6      -        (100%)            3
                                                    -----   -----   -----  -----  -----  -----                      -----
Core Income Before Taxes                              151     145     137    147    163    166          14%           296
Income Taxes                                           56      53      46     53     51     53           -            109
                                                    -----   -----   -----  -----  -----  -----                      -----
CORE INCOME                                         $  95   $  92   $  91  $  94  $ 112  $ 113          23%         $ 187
                                                    =====   =====   =====  =====  =====  =====                      =====
Average Assets (in billions of dollars)             $  25   $  26   $  26  $  26  $  28  $  29          12%         $  26
                                                    =====   =====   =====  =====  =====  =====                      =====
Return on Assets                                     1.54%   1.42%   1.39%  1.43%  1.62%  1.56%                      1.45%
                                                    =====   =====   =====  =====  =====  =====                      =====
Client Business Volumes (in billions of dollars)    $ 146   $ 151   $ 150  $ 159  $ 166  $ 163           8%         $ 151
                                                    =====   =====   =====  =====  =====  =====                      =====

CLIENT BUSINESS VOLUMES (IN BILLIONS OF DOLLARS):
  Proprietary Managed Assets                        $  29   $  28   $  29  $  31  $  31  $  29           4%
  Other Assets under Fee-Based Management               5       7       6      8      9      9          29%
  Banking and Fiduciary Deposits                       31      31      33     34     35     36          16%
  Loans                                                26      26      27     27     29     30          15%
  Other, Principally Custody Accounts                  55      59      55     59     62     59           -
                                                    -----   -----   -----  -----  -----  -----
    Total Client Business Volumes                   $ 146   $ 151   $ 150  $ 159  $ 166  $ 163           8%
                                                    =====   =====   =====  =====  =====  =====

REVENUES:
Customer Revenues
  Net Interest Spread and Recurring
    Fee-Based Revenues                              $ 250   $ 247   $ 253  $ 256  $ 271  $ 269           9%         $ 497
  Transaction Revenues                                 99      81      62     94     92     96          19%           180
                                                    -----   -----   -----  -----  -----  -----                      -----
    Total Customer Revenues                           349     328     315    350    363    365          11%           677
Other Revenues (Principally Allocated Equity
  and Treasury Revenues)                               43      48      51     58     60     62          29%            91
                                                    -----   -----   -----  -----  -----  -----                      -----
    Total Revenues                                  $ 392   $ 376   $ 366  $ 408  $ 423  $ 427          14%         $ 768
                                                    =====   =====   =====  =====  =====  =====                      =====
        North America                               $ 153   $ 154   $ 152  $ 164  $ 187  $ 184          19%         $ 307
        International                                 239     222     214    244    236    243           9%           461
                                                    -----   -----   -----  -----  -----  -----                      -----
                                                    $ 392   $ 376   $ 366  $ 408  $ 423  $ 427          14%         $ 768
                                                    =====   =====   =====  =====  =====  =====                      =====

Net Credit Loss Ratio                               (0.01%)  0.04%   0.03%  0.15%  0.04%  0.00%

                                                     YTD      YTD 2Q 2002 VS.
                                                      2Q   YTD 2Q 2001 INCREASE/
                                                     2002       (DECREASE)
                                                    -----  ---------------------
TOTAL REVENUES, NET OF INTEREST EXPENSE             $ 850          11%
Adjusted Operating Expenses                           515          10%
Provision for Credit Losses                             6         100%
                                                    -----
Core Income Before Taxes                              329          11%
Income Taxes                                          104          (5%)
                                                    -----
CORE INCOME                                         $ 225          20%
                                                    =====
Average Assets (in billions of dollars)             $  29          12%
                                                    =====
Return on Assets                                     1.56%
                                                    =====
Client Business Volumes (in billions of dollars)    $ 163           8%
                                                    =====

CLIENT BUSINESS VOLUMES (IN BILLIONS OF DOLLARS):
  Proprietary Managed Assets
  Other Assets under Fee-Based Management
  Banking and Fiduciary Deposits
  Loans
  Other, Principally Custody Accounts

    Total Client Business Volumes

REVENUES:
Customer Revenues
  Net Interest Spread and Recurring
    Fee-Based Revenues                              $ 540                      9%
  Transaction Revenues                                188                      4%
                                                    -----
    Total Customer Revenues                           728                      8%
Other Revenues (Principally Allocated Equity
  and Treasury Revenues)                              122                     34%
                                                    -----
    TOTAL REVENUES                                  $ 850                     11%
                                                    =====
        North America                               $ 371                     21%
        International                                 479                      4%
                                                    -----
                                                    $ 850                     11%
                                                    =====

Net Credit Loss Ratio

Reclassified to conform to the current period's presentation.

[CITIGROUP LOGO]

GLOBAL INVESTMENT MANAGEMENT
ASSET MANAGEMENT (1)
(In millions of dollars)


                                                                     1Q          2Q         3Q         4Q         1Q         2Q
                                                                    2001        2001       2001       2001       2002       2002
                                                                   -------    -------    -------    -------    -------    -------
TOTAL REVENUES, NET OF INTEREST EXPENSE                            $   516    $   491    $   546    $   532    $   519    $   522
Adjusted Operating Expenses                                            361        347        373        329        325        317
                                                                   -------    -------    -------    -------    -------    -------
Core income before taxes and minority interest                         155        144        173        203        194        205
Income Taxes                                                            63         60         63         67         68         67
Minority Interest, net of tax                                            1          -          6         11          -          1
                                                                   -------    -------    -------    -------    -------    -------
CORE INCOME                                                        $    91    $    84    $   104    $   125    $   126    $   137
                                                                   =======    =======    =======    =======    =======    =======
Pre-tax profit margin                                                 30.0%      29.3%      31.7%      38.2%     37.4%      39.3%

ASSET MANAGEMENT (EXCL. RETIREMENT SERVICES):
  Total Revenues, Net of Interest Expense                          $   445    $   420    $   424    $   417    $   435    $   441
  Adjusted Operating Expenses                                          309        295        291        267        274        280
                                                                   -------    -------    -------    -------    -------    -------
  Core income before taxes and minority interest                       136        125        133        150        161        161
  Income taxes and minority interest, net of tax                        54         51         53         58         63         60
                                                                   -------    -------    -------    -------    -------    -------
  CORE INCOME                                                      $    82    $    74    $    80    $    92    $    98    $   101
                                                                   =======    =======    =======    =======    =======    =======

RETIREMENT SERVICES:
  Total Revenues, Net of Interest Expense                          $    71    $    71    $   122    $   115    $    84    $    81
  Adjusted Operating Expenses                                           52         52         82         62         51         37
                                                                   -------    -------    -------    -------    -------    -------
  Core income before taxes and minority interest                        19         19         40         53         33         44
  Income taxes and minority interest, net of tax                        10          9         16         20          5          8
                                                                   -------    -------    -------    -------    -------    -------
  CORE INCOME                                                      $     9    $    10    $    24    $    33    $    28    $    36
                                                                   =======    =======    =======    =======    =======    =======

NET FLOWS BY BUSINESS (IN BILLIONS OF DOLLARS):
Retail/Private Bank                                                $   8.7    $   7.6    $   7.3    $   7.2    $   6.0    $   3.2
Institutional                                                          6.6       12.5       10.1        5.4       13.9        5.3
                                                                   -------    -------    -------    -------    -------    -------
  Net Flows Excluding US Retail Money Markets                      $  15.3    $  20.1    $  17.4    $  12.6    $  19.9    $   8.5
                                                                   -------    -------    -------    -------    -------    -------
US Retail Money Markets                                            $  (6.5)   $ (12.6)   $  (2.5)   $  (4.6)   $  (1.6)   $  (4.5)

ASSETS UNDER MANAGEMENT BY BUSINESS (IN BILLIONS OF DOLLARS):
Retail/Private Bank (2)                                            $ 233.6    $ 231.6    $ 223.4    $ 237.2    $ 238.9    $ 220.6
Institutional                                                        116.5      131.0      138.7      142.5      156.6      161.7
Citigroup Alternative Investments                                     46.2       48.3       48.3       48.1       48.9       50.1
Retirement Services                                                    6.7        7.3       11.3       12.1        9.9       10.1
                                                                   -------    -------    -------    -------    -------    -------
  Total assets under management (2)                                $ 403.0    $ 418.2    $ 421.7    $ 439.9    $ 454.3    $ 442.5
                                                                   =======    =======    =======    =======    =======    =======

ASSETS UNDER MANAGEMENT BY PRODUCT (IN BILLIONS OF DOLLARS):
Equity/Balanced                                                    $ 158.4    $ 169.5    $ 151.4    $ 167.2    $ 165.5    $ 151.3
Fixed Income                                                          80.7       83.6       98.6       99.8      106.3      111.7
Money Markets/Liquidity                                              126.7      125.0      131.5      132.2      140.6      135.2
Citigroup Alternative Investments                                     37.2       40.1       40.2       40.7       41.9       44.3
                                                                   -------    -------    -------    -------    -------    -------
  Total assets under management (2)                                $ 403.0    $ 418.2    $ 421.7    $ 439.9    $ 454.3    $ 442.5
                                                                   =======    =======    =======    =======    =======    =======

NUMBER OF MORNINGSTAR 4- AND 5-STAR MUTUAL FUND SHARE CLASSES (3)
  Equity                                                                12         11         11         10         11         12
  Fixed Income                                                          11          5          8          7         10         13

 CITISTREET JOINT VENTURE - ASSETS UNDER ADMINISTRATION            $ 183.5    $ 181.6    $ 178.8    $ 179.3    $ 181.0    $ 175.8
  (IN BLLIONS OF DOLLARS)

                                                                      2Q 2002 VS.         YTD        YTD        YTD 2Q 2002 VS.
                                                                   2Q 2001 INCREASE/       2Q        2Q     YTD 2Q 2001 INCREASE/
                                                                       (DECREASE)         2001      2002         (DECREASE)
                                                                   -----------------    -------    -------  ---------------------
TOTAL REVENUES, NET OF INTEREST EXPENSE                                            6%   $ 1,007    $ 1,041                      3%
Adjusted Operating Expenses                                                       (9%)      708        642                     (9%)
                                                                                        -------    -------
Core income before taxes and minority interest                                    42%       299        399                     33%
Income Taxes                                                                      12%       123        135                     10%
Minority Interest, net of tax                                                      -          1          1                      -
                                                                                        -------    -------
CORE INCOME                                                                       63%   $   175    $   263                     50%
                                                                                        =======    =======
Pre-tax profit margin

ASSET MANAGEMENT (EXCL. RETIREMENT SERVICES):
  Total Revenues, Net of Interest Expense                                          5%   $   865    $   876                      1%
  Adjusted Operating Expenses                                                     (5%)      604        554                     (8%)
                                                                                        -------    -------
  Core income before taxes and minority interest                                  29%       261        322                     23%
  Income taxes and minority interest, net of tax                                  18%       105        123                     17%
                                                                                        -------    -------
  CORE INCOME                                                                     36%   $   156    $   199                     28%
                                                                                        =======    =======

RETIREMENT SERVICES:
  Total Revenues, Net of Interest Expense                                         14%   $   142    $   165                     16%
  Adjusted Operating Expenses                                                    (29%)      104         88                    (15%)
                                                                                        -------    -------
  Core income before taxes and minority interest                                  NM         38         77                     NM
  Income taxes and minority interest, net of tax                                 (11%)       19         13                    (32%)
                                                                                        -------    -------
  CORE INCOME                                                                     NM    $    19    $    64                     NM
                                                                                        =======    =======

NET FLOWS BY BUSINESS (IN BILLIONS OF DOLLARS):
Retail/Private Bank                                                              (58%)  $  16.3    $   9.2                    (44%)
Institutional                                                                    (58%)     19.1       19.2                      1%
                                                                                        -------    -------
  Net Flows Excluding US Retail Money Markets                                    (58%)  $  35.4    $  28.4                    (20%)
                                                                                        -------    -------
US Retail Money Markets                                                           64%   $ (19.1)   $  (6.1)                    68%

ASSETS UNDER MANAGEMENT BY BUSINESS (IN BILLIONS OF DOLLARS):
Retail/Private Bank (2)                                                           (5%)
Institutional                                                                     23%
Citigroup Alternative Investments                                                  4%
Retirement Services                                                               38%

  Total assets under management (2)                                                6%

ASSETS UNDER MANAGEMENT BY PRODUCT (IN BILLIONS OF DOLLARS):
Equity/Balanced                                                                  (11%)
Fixed Income                                                                      34%
Money Markets/Liquidity                                                            8%
Citigroup Alternative Investments                                                 10%

  Total assets under management (2)                                                6%

NUMBER OF MORNINGSTAR 4- AND 5-STAR MUTUAL FUND SHARE CLASSES (3)
  Equity                                                                           9%
  Fixed Income                                                                    NM

 CITISTREET JOINT VENTURE - ASSETS UNDER ADMINISTRATION                           (3%)
   (IN BLLIONS OF DOLLARS)

(1)  Includes Retirement Services Businesses.

(2) Includes $29, $28, $29 and $31 billion for the first, second, third and fourth quarters of 2001, respectively and $31 and $29 billion for the first and seconds quarters of 2002, respectively for Citigroup Private Bank clients.

(3) Asset calculations are based on classes of such funds ranked by Morningstar. Number of funds reflects only one class per fund and are based on performance of non-money market retail funds.

NM Not meaningful

Reclassified to conform to the current period's presentation.

[CITIGROUP LOGO]

PROPERTY AND CASUALTY
PERSONAL LINES (1) (2)
(In millions of dollars)


                                                         1Q          2Q           3Q           4Q           1Q           2Q
                                                        2001        2001         2001         2001         2002         2002
                                                     ----------  ----------   ----------   ----------   ----------   ----------
TOTAL REVENUES                                       $    1,092  $    1,117   $    1,137   $    1,156   $    1,155   $    1,183
Adjusted Operating Expenses                                 265         260          276          274          271          268
Claims and Claim Adjustment Expenses                        688         793          820          798          786          818
                                                     ----------  ----------   ----------   ----------   ----------   ----------
Core Income Before Taxes and Minority Interest              139          64           41           84           98           97
Income Taxes                                                 44          17            9           24           27           27
Minority Interest, Net of Tax                                 -           -            -            -            -           16
                                                     ----------  ----------   ----------   ----------   ----------   ----------
CORE INCOME                                          $       95  $       47   $       32   $       60   $       71   $       54
                                                     ==========  ==========   ==========   ==========   ==========   ==========
NET WRITTEN PREMIUMS BY PRODUCT LINE (3):
Auto                                                 $    639.1  $    669.0   $    682.2   $    652.3   $    687.1   $    714.6
Homeowners and other                                      322.7       404.5        414.6        381.9        350.3        459.4
                                                     ----------  ----------   ----------   ----------   ----------   ----------
     Total net written premiums (a)                  $    961.8  $  1,073.5   $  1,096.8   $  1,034.2   $  1,037.4   $  1,174.0
                                                     ==========  ==========   ==========   ==========   ==========   ==========
NET WRITTEN PREMIUMS BY DISTRIBUTION CHANNEL (3):
Independent agents                                   $    775.2  $    865.0   $    889.5   $    836.6   $    850.7   $    961.4
Additional distribution                                   159.1       174.5        179.7        173.8        165.0        186.2
Other                                                      27.5        34.0         27.6         23.8         21.7         26.4
                                                     ----------  ----------   ----------   ----------   ----------   ----------
     Total net written premiums (a)                  $    961.8  $  1,073.5   $  1,096.8   $  1,034.2   $  1,037.4   $  1,174.0
                                                     ==========  ==========   ==========   ==========   ==========   ==========

STATUTORY RATIO DEVELOPMENT (3):
Earned premiums (b)                                  $    957.9  $    994.9   $  1,021.5   $  1,038.8   $  1,030.0   $  1,068.3
Losses and loss adjustment expenses (c)                   688.5       793.1        819.7        798.4        785.7        818.4
Other underwriting expenses (d)                           254.6       264.9        280.8        261.4        261.6        278.9
                                                     ----------  ----------   ----------   ----------   ----------   ----------
     Total deductions                                     943.1     1,058.0      1,100.5      1,059.8      1,047.3      1,097.3
                                                     ----------  ----------   ----------   ----------   ----------   ----------
Statutory underwriting gain/(loss)                   $     14.8  $    (63.1)  $    (79.0)  $    (21.0)  $    (17.3)  $    (29.0)
                                                     ==========  ==========   ==========   ==========   ==========   ==========

STATUTORY COMBINED RATIO (3):
Loss and loss adjustment expense ratio  (c / b)            71.9%       79.7%        80.2%        76.9%        76.3%        76.6%
Other underwriting expense ratio (d / a)                   26.5%       24.7%        25.6%        25.3%        25.2%        23.8%
                                                     ----------  ----------   ----------   ----------   ----------   ----------
     Combined ratio                                        98.4%      104.4%       105.8%       102.2%       101.5%       100.4%
                                                     ==========  ==========   ==========   ==========   ==========   ==========

Net investment income (pre-tax)                      $    114.1  $    102.7   $    101.4   $     97.4   $    104.3   $     95.3
Effective tax rate on net investment income                29.2%       28.1%        28.8%        27.9%        28.2%        27.6%
Catastrophe losses, net of reinsurance (after-tax)   $        -  $     42.3   $     41.6   $      2.3   $     10.4   $     14.3

                                                        2Q 2002 VS.          YTD         YTD         YTD 2Q 2002 VS.
                                                     2Q 2001 INCREASE/        2Q          2Q      YTD 2Q 2001 INCREASE/
                                                        (DECREASE)            2001        2002          (DECREASE)
                                                     -----------------   ----------   ----------  ---------------------
TOTAL REVENUES                                               6%          $    2,209   $    2,338            6%
Adjusted Operating Expenses                                  3%                 525          539            3%
Claims and Claim Adjustment Expenses                         3%               1,481        1,604            8%
                                                                         ----------   ----------
Core Income Before Taxes and Minority Interest              52%                 203          195           (4%)
Income Taxes                                                59%                  61           54          (11%)
Minority Interest, Net of Tax                                -                    -           16            -
                                                                         ----------   ----------
CORE INCOME                                                 15%          $      142   $      125          (12%)
                                                                         ==========   ==========
NET WRITTEN PREMIUMS BY PRODUCT LINE (3):
Auto                                                         7%          $  1,308.1   $  1,401.7            7%
Homeowners and other                                        14%               727.2        809.7           11%
                                                                         ----------   ----------
     Total net written premiums (a)                          9%          $  2,035.3   $  2,211.4            9%
                                                                         ==========   ==========
NET WRITTEN PREMIUMS BY DISTRIBUTION CHANNEL (3):
Independent agents                                          11%          $  1,640.2   $  1,812.1           10%
Additional distribution                                      7%               333.6        351.2            5%
Other                                                      (22%)               61.5         48.1          (22%)
                                                                         ----------   ----------
     Total net written premiums (a)                          9%          $  2,035.3   $  2,211.4            9%
                                                                         ==========   ==========

STATUTORY RATIO DEVELOPMENT (3):
Earned premiums (b)                                          7%          $  1,952.8   $  2,098.3            7%
Losses and loss adjustment expenses (c)                      3%             1,481.6      1,604.1            8%
Other underwriting expenses (d)                              5%               519.5        540.5            4%
                                                                         ----------   ----------
     Total deductions                                        4%             2,001.1      2,144.6            7%
                                                                         ----------   ----------
Statutory underwriting gain/(loss)                          54%          $    (48.3)  $    (46.3)           4%
                                                                         ==========   ==========

STATUTORY COMBINED RATIO (3):
Loss and loss adjustment expense ratio  (c / b)                                75.9%        76.4%
Other underwriting expense ratio (d / a)                                       25.5%        24.4%
                                                                         ----------   ----------
     Combined ratio                                                           101.4%       100.8%
                                                                         ==========   ==========

Net investment income (pre-tax)                            (7%)          $    216.8   $    199.6           (8%)
Effective tax rate on net investment income                                    28.7%        27.9%
Catastrophe losses, net of reinsurance (after-tax)         (66%)         $     42.3   $     24.7          (42%)

(1) Travelers Property Casualty Corp. (TPC) (a wholly-owned subsidiary of Citigroup on December 31, 2001) sold 231,000,000 shares of class A common stock at $18.50 per share in an initial public offering on March 27, 2002. The offering resulted in an after-tax gain of $1.061 billion to Citigroup. Citigroup plans to make a tax-free distribution to its stockholders of a portion of its ownership interest in TPC by year-end 2002, such that following the distribution, Citigroup would remain a holder of approximately 9.9% of TPC's common equity. The distribution is subject to various regulatory approvals as well as a private letter ruling from the Internal Revenue Service and various other conditions. Citigroup has no obligation to consummate the distribution by the end of 2002 or at all, whether or not these conditions are satisfied. Income statement minority interest was recognized on the initial public offering portion beginning on April 1, 2002.

(2) Excludes Realized Insurance Investment Portfolio Gains (Losses) and Interest Income and Expense. These Gains (Losses) and Interest items are included within the Property and Casualty Business Segments "Realized Insurance Investment Portfolio Gains (Losses)" and "Interest & Other" on pages 2 - 5 herein.

(3) The 2001 third quarter results include the effects of the events of September 11, 2001, which resulted in a decrease of $4.0 million to premiums, an increase of $60.0 million to losses and loss adjustment expenses and a decrease of $64.0 million to statutory underwriting loss. Excluding the effects of these events, the loss and loss adjustment expense ratio, other underwriting expense ratio, and combined ratio for the 2001 third quarter were 74.1%, 25.5%, and 99.6%, respectively.

Reclassified to conform to the current period's presentation.

[CITIGROUP LOGO]

PROPERTY AND CASUALTY
COMMERCIAL LINES (1) (2) (3)
(In millions of dollars)


                                                            1Q           2Q           3Q           4Q           1Q           2Q
                                                           2001         2001         2001         2001         2002         2002
                                                        ----------   ----------   ----------   ----------   ----------   ----------
TOTAL REVENUES                                          $    1,994   $    2,040   $    1,992   $    2,036   $    2,047   $    2,173
Adjusted Operating Expenses                                    496          504          479          502          485          484
Claims and Claim Adjustment Expenses                         1,096        1,125        1,763        1,156        1,200        1,276
                                                        ----------   ----------   ----------   ----------   ----------   ----------
Core Income (Loss) Before Taxes and Minority Interest          402          411         (250)         378          362          413
Income Taxes (Benefits)                                        106          109         (123)          97           84          102
Minority Interest, Net of Tax                                    -            -            -            -            -           72
                                                        ----------   ----------   ----------   ----------   ----------   ----------
CORE INCOME (LOSS)                                      $      296   $      302   $     (127)  $      281   $      278   $      239
                                                        ==========   ==========   ==========   ==========   ==========   ==========
NET WRITTEN PREMIUMS BY MARKET: (4)
Commercial accounts                                     $    761.3   $    707.7   $    684.8   $    804.3   $    859.3   $    912.1
Select accounts                                              429.4        439.6        411.7        432.5        455.0        472.9
Bond                                                         167.6        142.4        147.8        132.4        131.6        159.5
Gulf                                                         174.8        189.5        153.9         90.0        145.0        180.2
National accounts                                            126.2         77.0        115.8         99.9         96.8        196.8
                                                        ----------   ----------   ----------   ----------   ----------   ----------
       Total net written premiums (a)                   $  1,659.3   $  1,556.2   $  1,514.0   $  1,559.1   $  1,687.7   $  1,921.5
                                                        ==========   ==========   ==========   ==========   ==========   ==========

STATUTORY RATIO DEVELOPMENT (4):
Earned premiums (b)                                     $  1,481.6   $  1,504.6   $  1,498.6   $  1,535.2   $  1,554.6   $  1,688.4
Losses and loss adjustment expenses (c)                    1,049.7      1,089.8      1,714.4      1,112.6      1,149.8      1,235.5
Other underwriting expenses (d)                              493.0        449.1        450.2        434.6        460.6        482.0
                                                        ----------   ----------   ----------   ----------   ----------   ----------
       Total deductions                                    1,542.7      1,538.9      2,164.6      1,547.2      1,610.4      1,717.5
                                                        ----------   ----------   ----------   ----------   ----------   ----------
Statutory underwriting loss                             $    (61.1)  $    (34.3)  $   (666.0)  $    (12.0)  $    (55.8)  $    (29.1)
                                                        ==========   ==========   ==========   ==========   ==========   ==========

STATUTORY COMBINED RATIO: (4, 5)
Loss and loss adjustment expense ratio (c / b)                70.8%        72.4%       114.4%        72.5%        74.0%        73.2%
Other underwriting expense ratio (d / a)                      29.7%        28.9%        29.7%        27.9%        27.3%        25.1%
                                                        ----------   ----------   ----------   ----------   ----------   ----------
       Combined ratio                                        100.5%       101.3%       144.1%       100.4%       101.3%        98.3%
                                                        ==========   ==========   ==========   ==========   ==========   ==========

Net investment income (pre-tax)                         $    435.0   $    435.7   $    407.6   $    399.2   $    382.5   $    369.7
Effective tax rate on net investment income                   26.6%        26.8%        26.4%        25.8%        25.4%        24.9%
Catastrophe losses, net of reinsurance (after-tax)      $      8.2   $     12.3   $    447.9   $      2.1   $        -   $        -

                                                           2Q 2002 VS.           YTD          YTD         YTD 2Q 2002 VS.
                                                        2Q 2001 INCREASE/         2Q          2Q       YTD 2Q 2001 INCREASE/
                                                           (DECREASE)            2001        2002           (DECREASE)
                                                        -----------------     ----------   ----------  ---------------------
TOTAL REVENUES                                                  7%            $    4,034   $    4,220             5%
Adjusted Operating Expenses                                    (4%)                1,000          969            (3%)
Claims and Claim Adjustment Expenses                           13%                 2,221        2,476            11%
                                                                              ----------   ----------
Core Income (Loss) Before Taxes and Minority Interest           -                    813          775            (5%)
Income Taxes (Benefits)                                        (6%)                  215          186           (13%)
Minority Interest, Net of Tax                                   -                      -           72             -
                                                                              ----------   ----------
CORE INCOME (LOSS)                                            (21%)           $      598   $      517           (14%)
                                                                              ==========   ==========
NET WRITTEN PREMIUMS BY MARKET: (4)
Commercial accounts                                            29%            $  1,469.0   $  1,771.4            21%
Select accounts                                                 8%                 869.0        927.9             7%
Bond                                                           12%                 310.0        291.1            (6%)
Gulf                                                           (5%)                364.3        325.2           (11%)
National accounts                                              NM                  203.2        293.6            44%
                                                                              ----------   ----------
       Total net written premiums (a)                          23%            $  3,215.5   $  3,609.2            12%
                                                                              ==========   ==========

STATUTORY RATIO DEVELOPMENT (4):
Earned premiums (b)                                            12%            $  2,986.2   $  3,243.0             9%
Losses and loss adjustment expenses (c)                        13%               2,139.5      2,385.3            11%
Other underwriting expenses (d)                                 7%                 942.1        942.6             -
                                                                              ----------   ----------
       Total deductions                                        12%               3,081.6      3,327.9             8%
                                                                              ----------   ----------
Statutory underwriting loss                                    15%            $    (95.4)  $    (84.9)           11%
                                                                              ==========   ==========

STATUTORY COMBINED RATIO: (4, 5)
Loss and loss adjustment expense ratio (c / b)                                      71.6%        73.6%
Other underwriting expense ratio (d / a)                                            29.3%        26.1%
                                                                              ----------   ----------
       Combined ratio                                                              100.9%        99.7%
                                                                              ==========   ==========

Net investment income (pre-tax)                               (15%)           $    870.7   $    752.2           (14%)
Effective tax rate on net investment income                                         26.6%        25.2%
Catastrophe losses, net of reinsurance (after-tax)             NM             $     20.5   $        -            NM

(1) Travelers Property Casualty Corp. (TPC) (a wholly-owned subsidiary of Citigroup on December 31, 2001) sold 231,000,000 shares of class A common stock at $18.50 per share in an initial public offering on March 27, 2002. The offering resulted in an after-tax gain of $1.061 billion to Citigroup. Citigroup plans to make a tax-free distribution to its stockholders of a portion of its ownership interest in TPC by year-end 2002, such that following the distribution, Citigroup would remain a holder of approximately 9.9% of TPC's common equity. The distribution is subject to various regulatory approvals as well as a private letter ruling from the Internal Revenue Service and various other conditions. Citigroup has no obligation to consummate the distribution by the end of 2002 or at all, whether or not these conditions are satisfied. Income statement minority interest was recognized on the initial public offering portion beginning on April 1, 2002.

(2) Excludes Realized Insurance Investment Portfolio Gains (Losses) and Interest Income and Expense. These Gains (Losses) and Interest items are included within the Property and Casualty Business Segments "Realized Insurance Investment Portfolio Gains (Losses)" and "Interest & Other" on pages 2 - 5 herein.

(3) Includes the Non-Property and Casualty operations of the Associates Insurance Company beginning in the 2001 fourth quarter due to its acquisition by Travelers Property Casualty Corp. effective October 2001.

(4) The 2001 third quarter results include the effects of the events of September 11, 2001, which resulted in a decrease of $45.0 million and $689.0 million to premiums and statutory underwriting loss, respectively, and an increase of $644.0 million to losses and loss adjustment expenses. Excluding the effects of these events, the loss and loss adjustment expense ratio, other underwriting expense ratio, and combined ratio for the 2001 third quarter were 69.3%, 28.9% and 98.2%, respectively.

(5)  Before policyholder dividends.

NM Not meaningful

Reclassified to conform to the current period's presentation.

[CITIGROUP LOGO]

PROPRIETARY INVESTMENT ACTIVITIES
(In millions of dollars)

                                                                                                          2Q 2002 VS.
                                                     1Q       2Q      3Q       4Q       1Q      2Q     2Q 2001 INCREASE/
                                                    2001     2001    2001     2001     2002    2002       (DECREASE)
                                                   -----    -----   -----    -----    -----   -----    ------------------
REVENUES:

 Proprietary Investments (1)                       $ (74)   $ 310   $(360)   $ 565    $  92   $ (69)           NM
 Insurance Portfolio Realized Gains (Losses) (2)     115        1      98      (71)      25    (185)           NM
                                                   -----    -----   -----    -----    -----   -----
  TOTAL REVENUES                                   $  41    $ 311   $(262)   $ 494    $ 117   $(254)           NM
                                                   =====    =====   =====    =====    =====   =====

CORE INCOME:

 Proprietary Investments (1)                       $ (68)   $ 206   $(249)     335    $  35   $ (70)           NM
 Insurance Portfolio Realized Gains (Losses) (2)      74        2      64      (46)      16    (120)           NM
                                                   -----    -----   -----    -----    -----   -----
  TOTAL CORE INCOME                                $   6    $ 208   $(185)   $ 289    $  51   $(190)           NM
                                                   =====    =====    =====   =====    =====   =====

TOTAL PERIOD END ASSETS (IN BILLIONS)              $10.4    $10.0   $ 9.0    $ 9.3    $ 9.3   $ 8.3           (17%)

                                                   YTD     YTD         YTD 2Q 2002 VS.
                                                    2Q      2Q      YTD 2Q 2001 INCREASE/
                                                   2001    2002         (DECREASE)
                                                   -----   -----    ---------------------
REVENUES:

 Proprietary Investments (1)                       $ 236   $  23            (90%)
 Insurance Portfolio Realized Gains (Losses) (2)     116    (160)            NM
                                                   -----   -----
  TOTAL REVENUES                                   $ 352   $(137)            NM
                                                   =====   =====

CORE INCOME:

 Proprietary Investments (1)                       $ 138   $ (35)            NM
 Insurance Portfolio Realized Gains (Losses) (2)      76    (104)            NM
                                                   -----   -----
  TOTAL CORE INCOME                                $ 214   $(139)            NM
                                                   =====   =====

TOTAL PERIOD END ASSETS (IN BILLIONS)

(1) Includes Venture Capital Activities and certain other corporate investments.
(2) Property and Casualty realized gains (losses) are not included in this segment. These Gains / (Losses) are included within the Property and Casualty Business Segment "Realized Insurance Investment Portfolio Gains (Losses)" on pages 2 - 5 herein.

NM Not meaningful

Reclassified to conform to the current period's presentation.

[CITIGROUP LOGO]

INSURANCE INVESTMENT PORTFOLIO (1)
(In millions of dollars)

                                                                         1Q         2Q        3Q        4Q        1Q         2Q
                                                                        2001       2001      2001      2001      2002       2002
                                                                      --------   --------  --------  --------  ---------  --------
Fixed-income investments:
  Available for sale, at market:
      Mortgage-backed securities - principally
         obligations of U.S. Government agencies                      $ 13,032   $ 13,541  $ 14,137  $ 13,723  $  13,646  $ 15,044
      U.S. Treasury securities and obligations of U.S.
         Government corporations and agencies                            3,099      2,248     2,472     3,284      3,451     3,397
      Corporates (including redeemable preferreds)                      30,872     31,321    31,510    31,091     31,668    32,658
      Obligations of states and political subdivisions                  11,349     11,330    11,475    11,170     11,157    11,809
      Debt securities issued by foreign governments                      1,368      1,566     1,330     1,474      1,289     1,172
  Held to maturity, at amortized cost                                       29         28        27        15         13        12
                                                                      --------   --------  --------  --------  ---------  --------
  Total fixed income                                                    59,749     60,034    60,951    60,757     61,224    64,092
Equity securities, at market                                             2,443      2,321     2,112     1,633      1,572     1,532
Short-term and other                                                     8,029      6,947     9,616     9,863      9,168     9,164
                                                                      --------   --------  --------  --------  ---------  --------
  TOTAL INVESTMENTS HELD BY INSURANCE COMPANIES (2)                   $ 70,221   $ 69,302  $ 72,679  $ 72,253  $  71,964  $ 74,788
                                                                      ========   ========  ========  ========  =========  ========

After-tax unrealized gains / (losses) on invested assets              $    793   $    458  $    904  $    470  $     (26) $    531
                                                                      ========   ========  ========  ========  =========  ========
  TOTAL INVESTMENTS HELD BY TRAVELERS PROPERTY AND CASUALTY CORP.     $ 31,489   $ 30,410  $ 31,326  $ 32,619  $  32,476  $ 33,369
                                                                      ========   ========  ========  ========  =========  ========

                                                                    2Q 2002 VS.
                                                                 2Q 2001 INCREASE/
                                                                    (DECREASE)
                                                                 -----------------
Fixed-income investments:
  Available for sale, at market:
      Mortgage-backed securities - principally
         obligations of U.S. Government agencies                       11%
      U.S. Treasury securities and obligations of U.S.
         Government corporations and agencies                          51%
      Corporates (including redeemable preferreds)                      4%
      Obligations of states and political subdivisions                  4%
      Debt securities issued by foreign governments                   (25%)
  Held to maturity, at amortized cost                                 (57%)

  Total fixed income                                                    7%
Equity securities, at market                                          (34%)
Short-term and other                                                   32%

  TOTAL INVESTMENTS HELD BY INSURANCE COMPANIES (2)                     8%

After-tax unrealized gains / (losses) on invested assets               16%

  TOTAL INVESTMENTS HELD BY TRAVELERS PROPERTY AND CASUALTY CORP.      10%


(1) Includes investments held by insurance companies.
(2) Includes investments held by Travelers Property and Casualty Corp.

Reclassified to conform to the current period's presentation.

[CITIGROUP LOGO]

CITIGROUP CONSOLIDATED STATEMENT OF INCOME
(In millions of dollars)

                                                                                                              2Q 2002 VS.
                                                         1Q       2Q       3Q       4Q      1Q       2Q    2Q 2001 INCREASE/
                                                        2001     2001     2001     2001    2002     2002       (DECREASE)
                                                      --------  -------  -------  ------- -------  ------- -----------------
REVENUES
   Loan interest, including fees                      $ 10,004  $ 9,753  $10,289  $ 9,570 $ 9,166  $ 9,524         (2%)
   Other interest and dividends                          7,169    7,013    6,827    5,940   5,436    5,953        (15%)
   Insurance premiums                                    3,361    3,217    3,310    3,572   3,364    3,688         15%
   Commissions and fees                                  4,132    3,752    3,840    4,220   4,032    4,213         12%
   Principal transactions                                2,325    1,417    1,019      783   1,666    1,099        (22%)
   Asset management and administration fees              1,389    1,331    1,371    1,298   1,320    1,377          3%
   Realized gains (losses) from sales of investments       451       60      213     (146)     54     (212)        NM
   Other income                                            973    1,311      845    1,413     856    1,286         (2%)
                                                      --------  -------  -------  ------- -------  -------
       Total revenues                                   29,804   27,854   27,714   26,650  25,894   26,928         (3%)
       Interest expense                                  9,523    8,469    8,327    5,646   4,899    5,655        (33%)
                                                      --------  -------  -------  ------- -------  -------
       Total revenues, net of interest expense          20,281   19,385   19,387   21,004  20,995   21,273         10%
                                                      --------  -------  -------  ------- -------  -------
BENEFITS, CLAIMS, AND CREDIT LOSSES
   Policyholder benefits and claims                      2,727    2,681    3,403    2,948   2,789    3,019         13%
   Provision for credit losses                           1,474    1,485    1,580    2,261   2,559    2,057         39%
                                                      --------  -------  -------  ------- -------  -------
       Total benefits, claims, and credit losses         4,201    4,166    4,983    5,209   5,348    5,076         22%
                                                      --------  -------  -------  ------- -------  -------
OPERATING EXPENSES
   Non-insurance compensation and benefits               5,329    4,762    4,525    4,833   5,090    4,979          5%
   Insurance underwriting, acquisition and operating       999      990      956      976     992      955         (4%)
   Restructuring-related items (1)                         132      213      134      (21)     47      (39)        NM
   Other operating                                       4,041    3,627    3,908    4,197   3,683    4,002         10%
                                                      --------  -------  -------  ------- -------  -------
       Total operating expenses                         10,501    9,592    9,523    9,985   9,812    9,897          3%
                                                      --------  -------  -------  ------- -------  -------

GAIN ON SALE OF STOCK BY SUBSIDIARY (2)                      -        -        -        -   1,270        -          -
                                                      --------  -------  -------  ------- -------  -------
INCOME BEFORE INCOME TAXES, MINORITY INTEREST AND
   CUMULATIVE EFFECT OF ACCOUNTING CHANGES               5,579    5,627    4,881    5,810   7,105    6,300         12%
Provision for income taxes                               1,990    1,960    1,678    1,898   2,198    2,121          8%
Minority interest, net of income taxes                       9       15       26       37      17       95         NM
                                                      --------  -------  -------  ------- -------  -------
INCOME BEFORE CUMULATIVE EFFECT OF ACCOUNTING
   CHANGES                                               3,580    3,652    3,177    3,875   4,890    4,084         12%
Cumulative Effect of Accounting Changes (3)                (42)    (116)       -        -     (47)       -         NM
                                                      --------  -------  -------  ------- -------  -------
NET INCOME                                            $  3,538  $ 3,536  $ 3,177  $ 3,875 $ 4,843  $ 4,084         15%
                                                      ========  =======  =======  ======= =======  =======

                                                        YTD       YTD         YTD 2Q 2002 VS.
                                                        2Q        2Q      YTD 2Q 2001 INCREASE/
                                                       2001      2002         (DECREASE)
                                                     --------  ---------  ---------------------
REVENUES
   Loan interest, including fees                     $ 19,757  $  18,690           (5%)
   Other interest and dividends                        14,182     11,389          (20%)
   Insurance premiums                                   6,578      7,052            7%
   Commissions and fees                                 7,884      8,245            5%
   Principal transactions                               3,742      2,765          (26%)
   Asset management and administration fees             2,720      2,697           (1%)
   Realized gains (losses) from sales of investments      511       (158)          NM
   Other income                                         2,284      2,142           (6%)
                                                     --------  ---------
       Total revenues                                  57,658     52,822           (8%)
       Interest expense                                17,992     10,554          (41%)
                                                     --------  ---------
       Total revenues, net of interest expense         39,666     42,268            7%
                                                     --------  ---------
BENEFITS, CLAIMS, AND CREDIT LOSSES
   Policyholder benefits and claims                     5,408      5,808            7%
   Provision for credit losses                          2,959      4,616           56%
                                                     --------  ---------
       Total benefits, claims, and credit losses        8,367     10,424           25%
                                                     --------  ---------
OPERATING EXPENSES
   Non-insurance compensation and benefits             10,091     10,069            -
   Insurance underwriting, acquisition and operating    1,989      1,947           (2%)
   Restructuring-related items (1)                        345          8          (98%)
   Other operating                                      7,668      7,685            -
                                                     --------  ---------
       Total operating expenses                        20,093     19,709           (2%)
                                                     --------  ---------

GAIN ON SALE OF STOCK BY SUBSIDIARY (2)                     -      1,270            -
                                                     --------  ---------
INCOME BEFORE INCOME TAXES, MINORITY INTEREST AND
   CUMULATIVE EFFECT OF ACCOUNTING CHANGES             11,206     13,405           20%
Provision for income taxes                              3,950      4,319            9%
Minority interest, net of income taxes                     24        112           NM
                                                     --------  ---------
INCOME BEFORE CUMULATIVE EFFECT OF ACCOUNTING
   CHANGES                                              7,232      8,974           24%
Cumulative Effect of Accounting Changes (3)              (158)       (47)          70%
                                                     --------  ---------
NET INCOME                                           $  7,074  $   8,927           26%
                                                     ========  =========

(1) Restructuring-related items in the 2001 first quarter related principally to severance and costs associated with the reduction of staff in the Global Corporate and Investment Bank businesses, in the 2001 second quarter related principally to severance and costs associated with the reduction of staff primarily in the Global Corporate and Investment Bank and Global Consumer businesses, in the 2001 third quarter primarily related to the acquisition of Banamex and the integration of its operations, in the 2001 fourth quarter primarily related to reductions in the reserve due to changes in estimates, in the 2002 first quarter primarily related to severance and costs associated with the reduction of staff in Argentina within the Latin America consumer and corporate businesses, and in the 2002 second quarter primarily related to reductions in the reserve due to changes in estimates.

(2) Travelers Property Casualty Corp. (TPC) (a wholly-owned subsidiary of Citigroup on December 31, 2001) sold 231,000,000 shares of class A common stock at $18.50 per share in an initial public offering on March 27, 2002. The offering resulted in an after-tax gain of $1.061 billion to Citigroup. Citigroup plans to make a tax-free distribution to its stockholders of a portion of its ownership interest in TPC by year-end 2002, such that following the distribution, Citigroup would remain a holder of approximately 9.9% of TPC's common equity. The distribution is subject to various regulatory approvals as well as a private letter ruling from the Internal Revenue Service and various other conditions. Citigroup has no obligation to consummate the distribution by the end of 2002 or at all, whether or not these conditions are satisfied. Income statement minority interest was recognized on the initial public offering portion beginning on April 1, 2002.

(3) Accounting Changes refer to the first quarter 2001 adoption of Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities", as amended (SFAS 133), the second quarter 2001 adoption of EITF issue 99-20, "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets" (EITF 99-20), and the first quarter 2002 adoption of the remaining provisions of SFAS No. 142, "Goodwill and Other Intangible Assets" (SFAS 142).

NM Not meaningful

[CITIGROUP LOGO]

CITIGROUP EARNINGS ANALYSIS - MANAGED BASIS
(In millions of dollars)


                                                         1Q          2Q       3Q        4Q        1Q        2Q
                                                        2001        2001     2001      2001      2002      2002
                                                      ---------   -------- --------  --------  --------  --------
Total Revenues, Net of Interest Expense               $  20,281   $ 19,385 $ 19,387  $ 21,004  $ 20,995  $ 21,273
Effect of Securitization Activities                         766        930      907       965     1,021     1,081
                                                      ---------   -------- --------  --------  --------  --------
ADJUSTED REVENUES, NET OF INTEREST EXPENSE               21,047     20,315   20,294    21,969    22,016    22,354

Total Operating Expenses                                 10,501      9,592    9,523     9,985     9,812     9,897
Restructuring-Related Items (1)                            (132)      (213)    (134)       21       (47)       39
                                                      ---------   -------- --------  --------  --------  --------
ADJUSTED OPERATING EXPENSES                              10,369      9,379    9,389    10,006     9,765     9,936

Benefits, Claims and Credit Losses                        4,201      4,166    4,983     5,209     5,348     5,076
Effect of Securitization Activities                         766        930      907       965     1,021     1,081
                                                      ---------   -------- --------  --------  --------  --------
ADJUSTED BENEFITS, CLAIMS AND CREDIT LOSSES               4,967      5,096    5,890     6,174     6,369     6,157

CORE INCOME BEFORE INCOME TAXES AND MINORITY INTEREST     5,711      5,840    5,015     5,789     5,882     6,261
Taxes on Core Income                                      2,042      2,040    1,727     1,890     2,006     2,107
Minority Interest, Net of Income Taxes                        9         15       26        37        17        95
                                                      ---------   -------- --------  --------  --------  --------
CORE INCOME                                               3,660      3,785    3,262     3,862     3,859     4,059

Restructuring-Related Items, After-tax (1)                  (80)      (133)     (85)       13       (30)       25
Gain on Sale of Stock by Subsidiary, After-tax (2)            -          -        -         -     1,061         -
Cumulative Effect of Accounting Changes (3)                 (42)      (116)       -         -       (47)        -
                                                      ---------   -------- --------  --------  --------  --------
NET INCOME                                            $   3,538   $  3,536 $  3,177  $  3,875  $  4,843  $  4,084
                                                      =========   ======== ========  ========  ========  ========

                                                         2Q 2002 VS.        YTD       YTD       YTD 2Q 2002 VS.
                                                      2Q 2001 INCREASE/     2Q        2Q     YTD 2Q 2001 INCREASE/
                                                         (DECREASE)        2001      2002          (DECREASE)
                                                      -----------------  --------  --------  ---------------------
Total Revenues, Net of Interest Expense                       10%        $ 39,666  $ 42,268             7%
Effect of Securitization Activities                           16%           1,696     2,102            24%
                                                                         --------  --------
ADJUSTED REVENUES, NET OF INTEREST EXPENSE                    10%          41,362    44,370             7%

Total Operating Expenses                                       3%          20,093    19,709            (2%)
Restructuring-Related Items (1)                               NM             (345)       (8)           98%
                                                                         --------  --------
ADJUSTED OPERATING EXPENSES                                    6%          19,748    19,701             -

Benefits, Claims and Credit Losses                            22%           8,367    10,424            25%
Effect of Securitization Activities                           16%           1,696     2,102            24%
                                                                         --------  --------
ADJUSTED BENEFITS, CLAIMS AND CREDIT LOSSES                   21%          10,063    12,526            24%

CORE INCOME BEFORE INCOME TAXES AND MINORITY INTEREST          7%          11,551    12,143             5%
Taxes on Core Income                                           3%           4,082     4,113             1%
Minority Interest, Net of Income Taxes                        NM               24       112            NM
                                                                         --------  --------
CORE INCOME                                                    7%           7,445     7,918             6%

Restructuring-Related Items, After-tax (1)                    NM             (213)       (5)           98%
Gain on Sale of Stock by Subsidiary, After-tax (2)             -                -     1,061             -
Cumulative Effect of Accounting Changes (3)                   NM             (158)      (47)           70%
                                                                         --------  --------
NET INCOME                                                    15%        $  7,074  $  8,927            26%
                                                                         ========  ========

(1) Restructuring-related items in the 2001 first quarter related principally to severance and costs associated with the reduction of staff in the Global Corporate and Investment Bank businesses, in the 2001 second quarter related principally to severance and costs associated with the reduction of staff primarily in the Global Corporate and Investment Bank and Global Consumer businesses, in the 2001 third quarter primarily related to the acquisition of Banamex and the integration of its operations, in the 2001 fourth quarter primarily related to reductions in the reserve due to changes in estimates, in the 2002 first quarter primarily related to severance and costs associated with the reduction of staff in Argentina within the Latin America consumer and corporate businesses, and in the 2002 second quarter primarily related to reductions in the reserve due to changes in estimates.

(2) Travelers Property Casualty Corp. (TPC) (a wholly-owned subsidiary of Citigroup on December 31, 2001) sold 231,000,000 shares of class A common stock at $18.50 per share in an initial public offering on March 27, 2002. The offering resulted in an after-tax gain of $1.061 billion to Citigroup. Citigroup plans to make a tax-free distribution to its stockholders of a portion of its ownership interest in TPC by year-end 2002, such that following the distribution, Citigroup would remain a holder of approximately 9.9% of TPC's common equity. The distribution is subject to various regulatory approvals as well as a private letter ruling from the Internal Revenue Service and various other conditions. Citigroup has no obligation to consummate the distribution by the end of 2002 or at all, whether or not these conditions are satisfied. Income statement minority interest was recognized on the initial public offering portion beginning on April 1, 2002.

(3) Accounting Changes refer to the first quarter 2001 adoption of Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities", as amended (SFAS 133), the second quarter 2001 adoption of EITF issue 99-20, "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets" (EITF 99-20), and the first quarter 2002 adoption of the remaining provisions of SFAS No. 142, "Goodwill and Other Intangible Assets" (SFAS 142).

NM Not meaningful

[CITIGROUP LOGO]

CITIGROUP CONSOLIDATED STATEMENT OF FINANCIAL POSITION
(In millions of dollars)

                                                        MARCH 31,         JUNE 30,       SEPTEMBER 30,   DECEMBER 31,     MARCH 31,
                                                          2001             2001              2001           2001            2002
                                                     ---------------   --------------   --------------   -------------  -----------
ASSETS
Cash and due from banks (including segregated cash
  and other deposits)                                $        14,373   $       15,081   $       21,877   $      18,515  $    15,984
Deposits at interest with banks                               19,284           15,199           17,488          19,216       17,189
Federal funds sold and securities purchased under
  resale agreements                                          134,188          138,668          138,582         134,809      150,605
Brokerage receivables                                         24,592           23,238           50,004          35,155       26,848
Trading account assets                                       137,137          145,113          155,292         144,904      145,059
Investments                                                  125,698          123,480          147,879         160,837      172,085
Loans, net of unearned income
   Consumer                                                  220,780          225,018          246,779         248,201      246,699
   Corporate                                                 145,497          143,608          152,636         143,732      142,262
                                                     ---------------   --------------   --------------   -------------  -----------
Loans, net of unearned income                                366,277          368,626          399,415         391,933      388,961
Allowance for credit losses                                   (8,957)          (8,917)          (9,918)        (10,088)     (10,520)
                                                     ---------------   --------------   --------------   -------------  -----------
   Total loans, net                                          357,320          359,709          389,497         381,845      378,441
Goodwill                                                      11,949           11,975           23,327          23,861       25,506
Intangible assets                                              7,656            7,575            8,760           9,003        8,885
Reinsurance recoverables                                      10,507           10,636           12,064          12,373       12,531
Separate and variable accounts                                23,514           25,102           23,080          25,569       25,981
Other assets                                                  78,109           77,651           80,399          85,363       78,543
                                                     ---------------   --------------   --------------   -------------- -----------
TOTAL ASSETS                                         $       944,327   $      953,427   $    1,068,249   $   1,051,450  $ 1,057,657
                                                     ===============   ==============   ==============   =============  ===========

LIABILITIES
   Non-interest-bearing deposits in U.S. offices     $        16,755   $       18,056   $       20,598   $      23,054  $    21,652
   Interest-bearing deposits in U.S. offices                  81,637           85,515          102,572         110,388      119,083
   Non-interest-bearing deposits in offices
     outside the U.S.                                         13,975           14,115           16,463          18,779       18,488
   Interest-bearing deposits in offices outside
     the U.S.                                                200,918          196,912          217,537         222,304      223,166
                                                     ---------------   --------------   --------------   -------------  -----------
Total deposits                                               313,285          314,598          357,170         374,525      382,389
Federal funds purchased and securities sold under
  repurchase agreements                                      136,239          148,365          154,709         153,511      165,120
Brokerage payables                                            13,415           16,517           45,643          32,891       25,790
Trading account liabilities                                   84,783           76,034           74,508          80,543       81,537
Contractholder funds and separate and variable
  accounts                                                    44,501           46,812           45,714          48,932       49,992
Insurance policy and claims reserves                          45,157           45,432           48,667          49,294       49,840
Investment banking and brokerage borrowings                   17,843           12,817            9,975          14,804       17,091
Short-term borrowings                                         48,474           45,923           50,632          24,461       24,805
Long-term debt                                               118,080          121,705          128,276         121,631      117,757
Other liabilities                                             48,971           50,121           67,431          62,486       52,992
                                                     ---------------   --------------   --------------   -------------  -----------
Citigroup or subsidiary obligated mandatorily
   redeemable securities of subsidiary trusts
   holding solely junior subordinated debt
   securities of -Parent                                       2,300            2,300            4,850           4,850        4,326
                -Subsidiary                                    2,620            2,275            2,275           2,275        2,380
                                                     ---------------   --------------   --------------   -------------  -----------
TOTAL LIABILITIES                                            875,668          882,899          989,850         970,203      974,019
                                                     ---------------   --------------   --------------   -------------  -----------

STOCKHOLDERS' EQUITY
Preferred Stock                                                1,747            1,763            1,774           1,525        1,400
Common Stock                                                      54               54               55              55           55
Additional paid-in capital                                    17,050           16,881           23,150          23,196       23,860
Retained earnings                                             61,660           64,460           66,781          69,803       73,798
Treasury stock                                               (10,299)         (10,763)         (11,170)        (11,099)     (11,194)
Accumulated other changes in equity from nonowner
  sources                                                        235              (90)            (559)           (844)      (1,770)
Unearned compensation                                         (1,788)          (1,777)          (1,632)         (1,389)      (2,511)
                                                     ---------------   --------------   --------------   -------------  -----------
TOTAL STOCKHOLDERS' EQUITY                                    68,659           70,528           78,399          81,247       83,638
                                                     ---------------   --------------   --------------   -------------  -----------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY           $       944,327   $      953,427   $    1,068,249     $ 1,051,450  $ 1,057,657
                                                     ===============   ==============   ==============   =============  ===========
                                                                        JUNE 30, 2002
                                                                            VS.
                                                        JUNE 30,       DECEMBER 31, 2001
                                                        2002 (1)          INC (DECR)
                                                     ---------------   -----------------
ASSETS
Cash and due from banks (including segregated cash
  and other deposits)                                $        17,686            (4%)
Deposits at interest with banks                               16,768           (13%)
Federal funds sold and securities purchased under
  resale agreements                                          148,384            10%
Brokerage receivables                                         21,050           (40%)
Trading account assets                                       164,479            14%
Investments                                                  172,945             8%
Loans, net of unearned income
   Consumer                                                  260,503             5%
   Corporate                                                 141,413            (2%)
                                                     ---------------
Loans, net of unearned income                                401,916             3%
Allowance for credit losses                                  (10,437)           (3%)
                                                     ---------------
   Total loans, net                                          391,479             3%
Goodwill                                                      25,604             7%
Intangible assets                                              8,844            (2%)
Reinsurance recoverables                                      12,481             1%
Separate and variable accounts                                24,017            (6%)
Other assets                                                  78,881            (8%)
                                                     ---------------
TOTAL ASSETS                                         $     1,082,618             3%
                                                     ===============

LIABILITIES
   Non-interest-bearing deposits in U.S. offices     $        21,878            (5%)
   Interest-bearing deposits in U.S. offices                 114,466             4%
   Non-interest-bearing deposits in offices
     outside the U.S.                                         19,706             5%
   Interest-bearing deposits in offices outside
     the U.S.                                                239,231             8%
                                                     ---------------
Total deposits                                               395,281             6%
Federal funds purchased and securities sold under
  repurchase agreements                                      171,619            12%
Brokerage payables                                            21,175           (36%)
Trading account liabilities                                   85,876             7%
Contractholder funds and separate and variable
  accounts                                                    49,925             2%
Insurance policy and claims reserves                          50,129             2%
Investment banking and brokerage borrowings                   16,015             8%
Short-term borrowings                                         24,638             1%
Long-term debt                                               114,580            (6%)
Other liabilities                                             60,897            (3%)
                                                     ---------------
Citigroup or subsidiary obligated mandatorily
   redeemable securities of subsidiary trusts
   holding solely junior subordinated debt
   securities of -Parent                                       4,435            (9%)
                -Subsidiary                                    2,333             3%
                                                     ---------------
TOTAL LIABILITIES                                            996,903             3%
                                                     ---------------

STOCKHOLDERS' EQUITY
Preferred Stock                                                1,400            (8%)
Common Stock                                                      55             -
Additional paid-in capital                                    23,815             3%
Retained earnings                                             76,924            10%
Treasury stock                                               (12,624)          (14%)
Accumulated other changes in equity from nonowner
  sources                                                     (1,726)           NM
Unearned compensation                                         (2,129)          (53%)
                                                     ---------------
TOTAL STOCKHOLDERS' EQUITY                                    85,715             5%
                                                     ---------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY           $     1,082,618             3%
                                                     ===============

(1) Preliminary

NM  Not meaningful

[CITIGROUP LOGO]

CONSUMER LOAN DELINQUENCY AMOUNTS AND NET CREDIT LOSSES AND RATIOS (In millions of dollars, except loan amounts in billions)



                                       ------------------------------------------       EOP
                                               90 DAYS OR MORE PAST DUE (1)            LOANS
                                       ------------------------------------------   ------------
                                          2Q01           1Q02           2Q02           2Q02
                                       ------------   ------------   ------------   ------------
PRODUCT VIEW:
      NORTH AMERICA CARDS              $      1,791   $      2,294   $      2,025   $      110.8
       RATIO                                   1.71%          2.13%          1.83%

      INTERNATIONAL CARDS                       147            194            223           10.9
       RATIO                                   1.46%          1.95%          2.04%

  CARDS                                       1,938          2,488          2,248          121.7
   RATIO                                       1.68%          2.11%          1.85%

      NORTH AMERICA CONSUMER FINANCE          1,759          1,979          1,828           61.6
       RATIO                                   3.06%          3.28%          2.97%

      INTERNATIONAL CONSUMER FINANCE            184            234            303           16.7
       RATIO                                   1.39%          1.64%          1.82%

  CONSUMER FINANCE                            1,943          2,213          2,131           78.3
   RATIO                                       2.74%          2.97%          2.72%

      NORTH AMERICA RETAIL BANKING            1,379          2,405          2,333           68.8
       RATIO                                   2.54%          3.53%          3.39%

      INTERNATIONAL RETAIL BANKING            1,096          1,076          1,228           38.9
       RATIO                                   2.97%          2.99%          3.16%

  RETAIL BANKING                              2,475          3,481          3,561          107.7
   RATIO                                       2.71%          3.34%          3.31%

  PRIVATE BANKING                                64            143            193           28.8
   RATIO                                       0.26%          0.52%          0.67%

  OTHER CONSUMER                                  6              1              -            1.2

================================================================================================
TOTAL MANAGED                          $      6,426   $      8,326   $      8,133   $      337.7
 RATIO                                         2.11%          2.56%          2.41%
================================================================================================

REGIONAL VIEW:

      NORTH AMERICA (EXCLUDING MEXICO) $      4,916   $      5,765   $      5,511   $      248.6
       RATIO                                   2.12%          2.39%          2.22%

      MEXICO                                     49            979            762            9.9
       RATIO                                   4.10%          8.71%          7.69%

      WESTERN EUROPE                            752            818          1,015           23.0
       RATIO                                   4.10%          4.08%          4.41%

      JAPAN                                     130            203            264           20.0
       RATIO                                   0.80%          1.19%          1.32%

      ASIA (EXCLUDING JAPAN)                    350            387            387           27.3
       RATIO                                   1.32%          1.46%          1.42%

      LATIN AMERICA                             176            102            115            3.9
       RATIO                                   3.00%          2.46%          2.99%

      CEEMEA                                     53             72             79            5.0
       RATIO                                   1.16%          1.51%          1.59%

================================================================================================
TOTAL MANAGED                          $      6,426   $      8,326   $      8,133   $      337.7
 RATIO                                         2.11%          2.56%          2.41%
================================================================================================

                                       ------------------------------------------     AVERAGE
                                                   NET CREDIT LOSSES (1)               LOANS
                                       ------------------------------------------   ------------
                                           2Q01           1Q02           2Q02           2Q02
                                       ------------   ------------   ------------   ------------
PRODUCT VIEW:
      NORTH AMERICA CARDS              $      1,401   $      1,681   $      1,719   $      108.0
       RATIO                                   5.49%          6.33%          6.38%

      INTERNATIONAL CARDS                       102            112            123           10.6
       RATIO                                   4.19%          4.47%          4.67%

  CARDS                                       1,503          1,793          1,842          118.6
   RATIO                                       5.37%          6.17%          6.23%

      NORTH AMERICA CONSUMER FINANCE            353            442            470           60.9
       RATIO                                   2.49%          3.00%          3.10%

      INTERNATIONAL CONSUMER FINANCE            156            215            239           15.7
       RATIO                                   4.72%          6.41%          6.12%

  CONSUMER FINANCE                              509            657            709           76.6
   RATIO                                       2.91%          3.63%          3.71%

      NORTH AMERICA RETAIL BANKING               30             87            120           68.8
       RATIO                                   0.22%          0.51%          0.70%

      INTERNATIONAL RETAIL BANKING               90            116             92           38.1
       RATIO                                   0.97%          1.28%          0.97%

  RETAIL BANKING                                120            203            212          106.9
   RATIO                                       0.53%          0.78%          0.80%

  PRIVATE BANKING                                 3              2              -           28.3
   RATIO                                       0.04%          0.04%          0.00%

  OTHER CONSUMER                                 20              9              -            1.1

================================================================================================
TOTAL MANAGED                          $      2,155   $      2,664   $      2,763   $      331.5
 RATIO                                         2.86%          3.32%          3.34%
================================================================================================

REGIONAL VIEW:

      NORTH AMERICA (EXCLUDING MEXICO) $      1,801   $      2,159   $      2,220   $      244.2
       RATIO                                   3.15%          3.63%          3.65%

      MEXICO                                      4             61             90           10.5
       RATIO                                   1.12%          2.14%          3.43%

      WESTERN EUROPE                             86             88             94           21.9
       RATIO                                   1.86%          1.80%          1.72%

      JAPAN                                     130            194            226           18.9
       RATIO                                   3.19%          4.81%          4.79%

      ASIA (EXCLUDING JAPAN)                     66             79             91           27.1
       RATIO                                   1.01%          1.20%          1.34%

      LATIN AMERICA                              57             70             30            4.0
       RATIO                                   3.88%          5.78%          3.03%

      CEEMEA                                     11             13             12            4.9
       RATIO                                   0.97%          1.18%          1.03%

================================================================================================
TOTAL MANAGED                          $      2,155   $      2,664   $      2,763   $      331.5
 RATIO                                         2.86%          3.32%          3.34%
================================================================================================

     (1) The ratios of 90 days or more past due and net credit losses are calculated based on end-of-period and average loans, respectively, both net of unearned income.

         Reclassified to conform to the current period's presentation.

[CITIGROUP LOGO]

RESERVE FOR LOAN LOSSES
(In millions of dollars)

                                                       1Q       2Q        3Q        4Q        1Q        2Q
                                                      2001     2001      2001      2001      2002      2002
                                                    -------  --------  --------  --------  --------  --------
ALLOWANCE FOR CREDIT LOSSES AT BEGINNING OF PERIOD  $ 8,961  $  8,957  $  8,917   $ 9,918  $ 10,088  $ 10,520
                                                    -------  --------  --------  --------  --------  --------
PROVISION FOR CREDIT LOSSES:

    Consumer                                          1,197     1,196     1,362     1,573     1,878     1,599
    Corporate                                           277       289       218       688       681       458
                                                    -------  --------  --------  --------  --------  --------
                                                      1,474     1,485     1,580     2,261     2,559     2,057
                                                    -------  --------  --------  --------  --------  --------

GROSS CREDIT LOSSES:

    Consumer                                         1,364      1,407     1,590     1,884     1,898     1,941
    Corporate                                          331        369       400       943       557       626
                                                    -------  --------  --------  --------  --------  --------
                                                      1,695     1,776     1,990     2,827     2,455     2,567
                                                    -------  --------  --------  --------  --------  --------
CREDIT RECOVERIES:

    Consumer                                           199        183       211       260       255       259
    Corporate                                           54         82       119       152        72       141
                                                    -------  --------  --------  --------  --------  --------
                                                        253       265       330       412       327       400
                                                    -------  --------  --------  --------  --------  --------

NET CREDIT LOSSES                                     1,442     1,511     1,660     2,415     2,128     2,167
                                                    -------  --------  --------  --------  --------  --------
Other  --  net (1)                                      (36)      (14)    1,081       324         1        27
                                                    -------  --------  --------  --------  --------  --------
ALLOWANCE FOR CREDIT LOSSES AT END OF PERIOD        $ 8,957  $  8,917  $  9,918  $ 10,088  $ 10,520  $ 10,437
                                                    =======  ========  ========  ========  ========  ========

Net Consumer credit losses                          $ 1,165  $  1,224  $  1,379  $  1,624  $  1,643  $  1,682
As a percentage of average consumer loans              2.10%     2.19%     2.28%     2.62%     2.71%     2.70%
Net Corporate credit losses                         $   277  $    287  $    281  $    791  $    485  $    485
As a percentage of average corporate loans             0.81%     0.82%     0.76%     2.18%     1.42%     1.40%



ALLOWANCE FOR CREDIT LOSSES

   Consumer                                         $ 4,956  $  4,914  $  5,454   $ 5,507  $  5,732  $  5,756
   Corporate                                          4,001     4,003     4,464     4,581     4,788     4,681
                                                    -------  --------  --------  --------  --------  --------
     Total Allowance for Credit Losses              $ 8,957  $  8,917  $  9,918  $ 10,088  $ 10,520  $ 10,437
                                                    =======  ========  ========  ========  ========  ========

ALLOWANCE AS A PERCENT OF TOTAL LOANS

   Consumer                                            2.24%     2.18%     2.21%     2.22%     2.32%     2.21%
   Corporate                                           2.75%     2.79%     2.92%     3.19%     3.37%     3.31%
     Total                                             2.45%     2.42%     2.48%     2.57%     2.70%     2.60%

(1) The third quarter 2001 includes the addition of $1 billion of credit loss reserves related to the acquisition of Banamex. A review of the Banamex credit portfolio was completed in the fourth quarter resulting in an increase to the allowance for credit losses. This increase does not relate to credit deterioration in the 2001 fourth quarter.

[CITIGROUP LOGO]

NONPERFORMING ASSETS
(In millions of dollars)

                                                                          1Q        2Q        3Q        4Q        1Q        2Q
                                                                         2001      2001      2001      2001      2002      2002
                                                                       --------  --------  --------  --------  --------  --------
CASH-BASIS AND RENEGOTIATED LOANS
CORPORATE CASH-BASIS LOANS
Collateral Dependent (at lower of cost or collateral value) (1)        $    528  $    527  $    699  $    699  $    493  $    485
Other                                                                     1,879     2,079     2,404     2,834     3,502     4,088
                                                                       --------  --------  --------  --------  --------  --------
    Total Corporate Cash-Basis Loans                                   $  2,407  $  2,606  $  3,103  $  3,533  $  3,995  $  4,573
                                                                       ========  ========  ========  ========  ========  ========

CORPORATE CASH-BASIS LOANS
  CitiCapital                                                          $    439  $    495  $    613  $    625  $    674  $    644
  JENA (2)                                                                  710       654       620       900       924     1,074
  Other International (3)                                                 1,195     1,420     1,838     1,987     2,358     2,766
  Insurance Subsidiaries                                                     55        24        26        19        38        38
  Investment Activities                                                       8        13         6         2         1        51
                                                                       --------  --------  --------  --------  --------  --------
    Total Corporate Cash-Basis Loans                                   $  2,407  $  2,606  $  3,103  $  3,533  $  3,995  $  4,573
                                                                       ========  ========  ========  ========  ========  ========
CORPORATE CASH BASIS LOANS AS A % OF

   TOTAL CORPORATE LOANS                                                   1.65%     1.81%     2.03%     2.46%     2.81%     3.23%

CORPORATE RENEGOTIATED LOANS                                           $    434  $    435  $    369  $    336  $    335  $    317
                                                                       ========  ========  ========  ========  ========  ========
CONSUMER LOANS ON WHICH ACCRUAL OF INTEREST
    HAS BEEN SUSPENDED                                                 $  3,814  $  4,134  $  4,748  $  4,742  $  5,047  $  4,992
                                                                       ========  ========  ========  ========  ========  ========
OTHER REAL ESTATE OWNED AND OTHER REPOSSESSED ASSETS

Consumer (4)                                                           $    268  $    289  $    407  $    393  $    384  $    458
                                                                       --------  --------  --------  --------  --------  --------
Global Corporate and Investment Bank                                        178       199       189       147       145       136
Insurance Subsidiaries                                                      123       111       112       118       125       123
                                                                       --------  --------  --------  --------  --------  --------
    Total Corporate  (4)                                                    301       310       301       265       270       259
                                                                       --------  --------  --------  --------  --------  --------
Corporate/Other                                                               8         8         9         8         -         -
                                                                       --------  --------  --------  --------  --------  --------
TOTAL OTHER REAL ESTATE OWNED                                          $    577  $    607  $    717  $    666  $    654  $    717
                                                                       ========  ========  ========  ========  ========  ========
OTHER REPOSSESSED ASSETS (5)                                           $    419  $    409  $    479  $    439  $    381  $    320
                                                                       ========  ========  ========  ========  ========  ========

(1) A cash-basis loan is defined as collateral dependent when repayment is expected to be provided solely by the underlying collateral and there are no other available and reliable sources of repayment, in which case the loans are written down to the lower of cost or collateral value.

(2)  JENA includes Japan, Western Europe and North America.

(3)  Other International includes Asia (excluding Japan), Mexico, Latin
     America, Central and Eastern Europe, Middle East and Africa. Banamex loan data from the third quarter of 2001 forward is included in Mexico. A review of the Banamex credit portfolio was completed in the fourth quarter which caused Corporate cash-basis loans to increase. This increase does not relate to credit deterioration in the 2001 fourth quarter.

(4) Represents repossessed real estate, carried at lower of cost or fair value, less costs to sell.

(5) Primarily Corporate transportation equipment, carried at lower of cost or fair value, less costs to sell.

Reclassified to conform to the current period's presentation.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  July 17, 2002                   CITIGROUP INC.


                                        By:      /s/ William P. Hannon
                                           -------------------------------------
                                        Name:    William P. Hannon
                                        Title:   Controller